As filed with the Securities and Exchange Commission on September 2, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
  (Exact name of registrant as specified in charter)

261 School Avenue, 4th Floor
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
  (Name and address of agent for service)

952.767.2920
Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2016

Item 1. Reports to Stockholders.

LoCorr Funds

LoCorr Managed Futures Strategy Fund

Class A (LFMAX)
Class C (LFMCX)
Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX)
Class C (LCSCX)
Class I (LCSIX)

LoCorr Multi-Strategy Fund

Class A (LMUAX)
Class C (LMUCX)
Class I (LMUIX)

LoCorr Market Trend Fund

Class A (LOTAX)
Class C (LOTCX)
Class I (LOTIX)

LoCorr Long/Short Equity Fund

Class A (LEQAX)
Class C (LEQCX)
Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX)
Class C (LSPCX)
Class I (LSPIX)

Semi-Annual Report

June 30, 2016

Shareholder Letter | 3

Letter to Shareholders (Unaudited)

LoCorr Funds seek to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly reduce the overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to resist correlation with traditional stock, bond and commodity investments. In this report, LoCorr Funds are reporting on six mutual funds: LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Managed Futures Strategy Fund

The LoCorr Managed Futures Strategy Fund (the “Managed Futures Fund” or the “Fund”) seeks capital appreciation in rising and falling equity markets as its primary investment objective with managing volatility as a secondary objective. The Managed Futures Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

During the semi-annual period, the Fund was restructured to reduce expenses including the elimination of incentive fees and the use of the total return swap, increased transparency, and improved tax efficiency while maintain LoCorr’s goal of offering investors access to what we believe are some of the prominent commodity trading advisors (“CTAs”) in the world.

The Fund invests up to 25% of its total assets into a portfolio of globally diversified managed futures positions. The Fund employs three sub-advisers to manage the managed futures portion of the Fund: Millburn Ridgefield Corporation (“Millburn”), Graham Capital Management, LLC (“Graham”), and Revolution Capital Management (“Revolution”). Millburn traces its roots back to 1971 and manages approximately $1.8 billion in assets. Graham was founded in 1994 and manages about $12.7 billion in assets. Revolution was founded in 2004 and manages approximately $719 million in assets.

Millburn manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by combining non-traditional and trend-following strategies in a systematic multi-factor approach. Graham manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend following program that commenced trading in 2006. Revolution manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short- to medium-term pattern recognition strategy that incorporates trend reversion and counter-trend signals.

Overall, the Fund’s Class I shares gained +11.60% during the semi-annual period ended June 30, 2016 primarily driven by profitable trading in interest rates with more modest gains from trading in equities, foreign currency, and commodity markets. During the period, Millburn generated the strongest gains for the Fund but all sub-advisers were profitable.

Managed Futures Strategy

The semi-annual period saw substantial swings in risk sentiment from market participants. The risk-off mentality that dominated headlines through February 11th gave way to a significant rally in risk assets that persisted through April. Relatively subdued conditions in May gave way to surging volatility in late June following the unexpected outcome of the Brexit referendum. Defying market expectations, on June 23, 2016 U.K. voters voted to leave the European Union which led to a sharp rally in perceived “safe haven” assets including the U.S. dollar, gold, and U.S. treasuries. The sell-off was short-lived, only lasted two trading sessions, before risk assets began to recover as the effects of the U.K. exit on the global and U.S. economy are expected to be minimal. The environment for trend-following strategies overall was mixed during the period, with trend-followers generally performing well during the risk-off months in January, February, and June but losing ground during March – May, a period which was marked by a reversal in risk assets and what had been the prevailing trends. The Fund’s diversification and blend of three complementary managers was particularly beneficial during this period, helping to drive its strong year-to-date results.

Interest Rates
During the period, the Fund’s long positions in both the long and short end of the curve in the U.S. and in international markets was particularly profitable as bond prices moved higher and yields fell. Concerns about global growth that International Monetary Fund (“IMF”) Head Lagarde described as “the recovery remains too slow, too fragile, and risks to its durability are increasing”, combined with doubts about policy makers’ competence and capabilities, generated strong demand for government securities. The demand for this debt was underpinned by the Bank of Japan lowering official interest rates into negative territory at the end of January, the Bank of England delaying any potential rate increase, the European Central Bank (“ECB”) and Peoples Bank of China (“PBOC”) easing policy in March, and a speech by Fed Chairman Yellen squashing expectations for a near term Fed rate increase. While expectations for a Fed rate hike began to build during the second quarter, a weak employment report followed by the surprise U.K. “leave vote” on Brexit produced a flight to safety and an expectation that easier monetary policy would be forthcoming rather broadly going forward.

4 | Shareholder Letter

Foreign Currencies
Foreign exchange trading was profitable, as positioning shifted from long U.S. dollar in the first quarter to short U.S. dollar throughout much of the second half of the semi-annual period. At the beginning of the year, given the search for safety, declining oil prices and the Federal Reserve’s “relatively hawkish” policy position, the U.S. dollar strengthened. The pound fell precipitously when the possibility of Britain’s exit from the EU became more likely and Boris Johnson, the mayor of London, endorsed the move. As the second quarter progressed, the U.S. dollar was buffeted to and fro. The U.S. currency would strengthen whenever Federal Reserve Governors hinted that a rate increase was possible, such as in late April-early May and in late May-early June, but fall when those expectations faded. For example, after an extraordinarily weak U.S. June jobs report, such hopes were put on hold and the dollar weakened. However, following the surprise decision of the British electorate to leave the EU, a flight to safety and quality prompted an upward U-turn for the dollar.

Equity Indices
Trading in equity indices was marginally profitable during the period, primarily stemming from gains generated in the first quarter from short positions in Asian equity indices and trading in U.S. markets. Equity markets were particularly volatile during the first quarter of 2016, tracing out a classic V-shaped recovery from the January through early February correction. Early on, weak economic data out of China and concerns about official policy decisions generated a renewed rout in Chinese equities and the yuan. These events, combined with a further collapse in energy prices; worries about Fed interest rate hikes and a stronger dollar impeding global growth; and, a halt in corporate profit growth, produced a broad, sharp equity selloff. Later, as energy prices rebounded, the ECB, PBOC and Fed displayed easier policy tendencies, the U.S. dollar eased, and as growth concerns moderated, equity prices recovered. Volatility returned late in June when U.K. voters unexpectedly voted to exit the European Union on June 23, 2016 leading to a sharp two-day drop in global equity prices.

Commodities
Trading in commodities was fractionally profitable during the period. Following a rocky start to the year, broad commodity prices moved higher over the course of the semi-annual period. Oil prices plunged early in the year, falling below $30/barrel due to excess inventory/ production before surging to more than $50/barrel late in June. Demand for perceived “safe haven” pushed up precious metals prices such as gold and silver while base metals prices, buffeted by growth, inflation, foreign exchange, economic policy and political uncertainties, were volatile throughout the period. While grain prices were mixed during the period, soybean prices rocketed higher as prices soared due to weather-related production issues in Brazil and Argentina.

With equity markets having risen for each of the past seven calendar years and up again through the mid-point of 2016, we believe non-correlating strategies that historically have provided investors protection during periods of market stress are particularly compelling. We believe the Managed Futures Strategy Fund has demonstrated an ability to perform in a variety of market environments including when equity markets are trending higher and has shown the ability to deliver protection during periods of market stress as recently as the Brexit sell-off in June and during the market sell-off in January. Due to the diversified and complementary nature of this multi-manager fund, we expect it to generate “smoother” and less volatile returns than single manager peers with the potential to excel in a variety of market environments.

Fixed Income Strategy
The Managed Futures Fund invests most of its remaining assets in a Fixed Income Strategy comprised of short to intermediate term investment grade corporate and government agency securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy and manages a short to intermediate-term, high-quality portfolio.

The fixed income component of LoCorr Managed Futures is managed against the Barclays 1-5 Government Credit Index. Returns for the fixed income strategy were +2.09% compared with +2.60% for the benchmark in the first half of 2016. The duration of the fixed income component of the fund was managed between 1.70 and 2.0 years during the period versus approximately 2.7 years for the benchmark. Nuveen’s decision to position the portfolio’s duration defensively over the time period accounted for the underperformance relative to the benchmark. Sector-wise, the portfolio was positioned with between a 40%-45% weighting to investment grade corporate bonds along with a 40% aggregate weighting to high quality, short duration securitized instruments. The fund’s corporate bond issuer exposure was well diversified with a modest overweight in both Financials and Industrials. Given strong returns for non-government securities, Nuveen’s sector strategy was beneficial to returns during the reporting period.

The U.S. economy expanded modestly in the first half of 2016, led by the household sector while the export and investment sectors continued to be dragged down by sluggish global growth. Gains in the U.S. labor market slowed, converging with moderating overall growth trends in both the economy and corporate earnings. Despite the downshift in employment, consumer spending strengthened during the first half of 2016 and housing activity remained strong.

Deflationary pressures have dissipated due to the rebound in commodity prices and leveling off of the U.S. dollar. Eurozone growth has already shown signs of slowing in response to the U.K. vote to leave the European Union.

Global interest rate policy remains quite accommodative. During the period, the ECB expanded its quantitative easing program to allow for the purchase of corporate bonds and also lowered policy rates further into negative territory. Though the Fed continued to prepare the markets for further rate hikes this year, it ultimately dialed back its rate forecasts at the June Federal Open Market Committee (“FOMC”) meeting as labor markets cooled and expectations for growth shifted lower. Finally, in late June the U.K. voted to leave the European Union which caught the financial markets off guard and exacerbated concerns about weakness in the Eurozone economy and global financial system. At the end of the second quarter, the market was not priced for any Fed policy change for the remainder of 2016.

Shareholder Letter | 5

As noted, credit spreads were volatile but ultimately tightened by about 10 basis points over the reporting period as supply/demand dynamics turned favorable and credit fundamentals remained fairly stable. Industrials performed well amid the recovery in commodity prices while Financials lagged modestly given concerns about bank loan quality. Securitized product such as high quality asset backed and commercial mortgage securities outperformed short duration Treasuries by approximately 60 basis points as consumer and real estate credit metrics remained strong.

Looking ahead, U.S. economic growth is expected to remain moderate but uneven with the inflationary environment remaining low. Global uncertainty is expected to persist and continue to weigh on trade while manufacturing activity will likely remain subdued. Outside of the U.S., the global economic environment remains uncertain due to structural changes in the Eurozone and economic imbalances and slowing growth in China. Weak performance in these major economies will likely reinforce accommodative central bank monetary policy for the foreseeable future. The market is currently priced for no changes in Fed policy for the balance of the year, which seems appropriate given the current macro outlook. That said, we see a reasonable probability that rates can retrace some of their downward movement over the coming months as the durability of the U.S. economy is confirmed by incoming data and investors reassess the global macro environment. The investment-grade corporate market held up fairly well post Brexit and our view is that credit fundamentals, though clearly having peaked, will remain supportive of current valuations.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to long-only commodities that rely on rising commodity prices to generate positive returns. Of course, commodity prices don’t always appreciate and occasionally experience sharp declines as was seen in 2014 and 2015. The Long/Short Commodities Fund has the ability to profit while commodity prices increase or decrease. The Long/Short Commodities Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Long/Short Commodities Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy.

The Fund accesses, via a total return swap agreement, the returns of Millburn’s Commodity Program (“Milcom”), which began trading in 2005 and the returns of J E Moody & Company Commodity Relative Value Program (“JEM CRV”), which began trading in 2016. Milcom employs a systematic trading strategy that takes outright long/short positions and calendar spread positions across 45+ commodity futures markets. JEM CRV employs a market neutral, systematic trading strategy that invests in calendar spread positions across up to 20+ commodity markets.

The Fund’s Class I shares gained +4.49% during the semi-annual period ended June 30, 2016 due primarily to profits from spread trading of energy futures and outright trading of grain futures. Spread trading of livestock was also profitable while outright trading of metals was unprofitable. Within soft commodities, the profit from spread trading was largely offset by outright trading losses.

Commodity Strategy

Energy
With crude oil production at or near recent record levels in many countries and global demand still sluggish, crude oil prices slumped below $30 per barrel in January leading the International Energy Agency to suggest that “…the oil market could drown in oversupply…”. Oil prices rebound on hopes for a production freeze and supply disruption in key producers including Canada and Nigeria before softening again in June. In this environment, spread trading of Brent and WTI crude and, to a lesser extent, heating oil were highly profitable, partially offset by losses from long positions in RBOB gasoline which were hurt by aggressive refinery production runs resulting in a temporary inventory glut. A short position in natural gas was unprofitable as warmer than normal weather boosted prices, particularly in June.

Grains
Long positions in soybeans and soybean meal were profitable during the period as prices soared, particularly during the second quarter as hot and dry conditions in Brazil and flooding in Argentina impacted production. This was partially offset by losses from spread trading in soybeans. A short milling wheat position was profitable early in the year while a short Kansas City wheat position was profitable near the end of the period.

6 | Shareholder Letter

Softs
During the semi-annual period, outright trading of cocoa and London cocoa were unprofitable, especially long trades in January. Trading of sugar and Arabica coffee were also slightly unprofitable. On the other hand, spread trading of sugar and cotton generated offsetting gains.

Metals
Metal prices, buffeted by growth, inflation, foreign exchange, economic policy and political uncertainties, were volatile throughout the period with trading of silver and platinum particularly unprofitable. Short positions in a variety of metals including London copper, nickel, zinc and palladium added to the losses, as did a long lead trade. Meanwhile, trading of gold and Tokyo platinum were profitable.

As can be seen by the dramatic moves and reversals in many commodities in recent years, there are a myriad of economic, geopolitical and local political factors that have the potential to affect these markets. With volatile conditions expected to persist, we believe an alternative approach to investing in the commodity markets could continue to offer advantages to investors versus a pure long only approach.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of short to intermediate term investment grade corporate and government agency securities, sub-advised by Nuveen Asset Management (“Nuveen”).

The fixed income component of the LoCorr Long/Short Commodity portfolio is managed against the Barclays 1-5 Government Credit Index. Returns for the fixed income portion of the portfolio were +1.90% compared with +2.60% for the benchmark in the first half of 2016. The duration of the fixed income strategy was managed between 1.50 and 2.0 years during the period versus about 2.7 years for the benchmark. Nuveen’s decision to position the fund’s duration defensively over the time period accounted for the fund’s underperformance relative to the benchmark. The fixed income portfolio held approximately 40% exposure to investment grade corporate bonds and about 35% in securitized product. Within the corporate sector, Nuveen continued to focus on diversifying issuer exposure and maintaining above-market weights to both Industrials and Financials.

LoCorr Multi-Strategy Fund

The LoCorr Multi-Strategy Fund (the “Multi-Strategy Fund” or the “Fund”) commenced operations in early April 2015. The Fund’s objective is capital appreciation and it invests in securities that seek to produce a competitive level of current income. The Fund was launched in part due to demand for a Fund that would include a variety of our alternative investment strategies into one investment. Currently, the Fund’s exposure is allocated approximately equally between an equity-oriented portfolio and managed futures driven portfolio. The equity-oriented allocation is comprised of an income-oriented strategy and a long/short strategy while the managed futures allocation is comprised of a diversified multi-asset futures strategy and a commodity strategy.

Portfolio Update

For the semi-annual period ended June 30, 2016, the Fund’s cumulative Class I shares gained +3.34%. During the period, the Fund benefited from strong aggregate contributions from its equity manager allocation while the allocation to managed futures had modest losses.

Income Strategy

The income portfolio is sub-advised by Trust and Fiduciary Income Partners, Inc. (“TFIP”) which has managed a similar strategy, through a predecessor firm since 2001. The TFIP portfolio produced solid positive returns during the semi-annual period as the damage done from the collapse in oil prices since 2014 abated, setting the stage for a post-February recovery. Gains during the period were led by holdings in equity Real Estate Investment Trusts (“REITs”), Closed-End funds, and preferred stock, partially offset by losses from mortgage REITs. Please refer to the commentary for the Spectrum Income Fund’s Income Strategy to learn more about current portfolio positioning and market outlook.

Long/Short Equity Strategy

The long/short equity portfolio is sub-advised by Billings Capital Management (“Billings”) which has managed a similar strategy since the firm’s inception in early 2008. The Billings portfolio produced strong positive returns during the semi-annual period with significant contributions from both its long and short book. The Fund benefited from positive developments from a number of holdings in its relatively concentrated portfolio, particularly in the Industrial and Consumer sectors. Partially offsetting these gains were holdings in Financials and Media sectors which detracted. The portfolio had exposure to companies across the market capitalization spectrum, but benefitted disproportionately from small- and mid-cap positions.

Diversified Managed Futures Strategy

The Fund accesses the returns of Graham’s Tactical Trend strategy (“Graham”), which it has traded since 2006. During the semi-annual period, the Graham portion of the Fund was unprofitable, detracting from the Fund’s returns. Long positions in interest rates were highly profitable as the Fund benefited from falling interest rates during the period. Losses from trading activity in equities and commodities more than offset the aforementioned gain. Please refer to the commentary for the Market Trend Fund to learn more about current portfolio positioning and market outlook.

Shareholder Letter | 7

Commodities Strategy

The Fund accesses the returns of the Millburn Commodity Program (“Millburn”) which it has traded since 2005. During the semi-annual period, the Millburn portion of the Fund produced solid positive returns led by profitable trading spread trading of energy futures and outright trading of grain futures. Spread trading of livestock was also profitable while outright trading of metals was unprofitable. Within soft commodities, the profit from spread trading was largely offset by outright trading losses. Please refer to the commentary above for the Long/Short Commodities Strategy Fund to learn more about current portfolio positioning and market outlook.

Outlook

We are pleased with the performance of the Fund during the semi-annual period and remain confident in the outlook. We believe the combination of these complementary managers, each having attractive long-term track records, could produce attractive risk-adjusted returns in the future.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy managed by Graham Capital Management. Graham was founded in 1994 and manages approximately $12.7 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation in rising and falling equity markets as its primary investment objective with managing volatility as a secondary objective. The Market Trend Fund attempts to achieve its objective by investing in two main strategies – a Market Trend Strategy and a Fixed Income Strategy.

The Fund’s Class I shares gained +2.91% during the semi-annual period ended June 30, 2016. Trading in interest rates was highly profitable during the period followed by gains from trading in foreign currencies and precious metals. Losses primarily from trading activity in equity indices and to a lesser extent energy and base metals partially offset the aforementioned gains.

Market Trend Strategy

The semi-annual period saw substantial swings in risk sentiment from market participants. The risk-off mentality that dominated headlines through February 11th gave way to a significant rally in risk assets that persisted through April. Relatively subdued conditions in May gave way to surging volatility in late June following the unexpected outcome of the Brexit referendum. Defying market expectations, on June 23, 2016 U.K. voters voted to leave the European Union which led to a sharp rally in perceived “safe haven” assets including the U.S. dollar, gold, and U.S. treasuries. The sell-off was short-lived, only lasted two trading sessions, before risk assets began to recover as the effects of the U.K. exit on the global and U.S. economy are expected to be minimal. The environment for trend-following strategies overall was mixed during the period, with trend-followers generally performing well during the risk-off months in January, February, and June but losing ground during March – May, a period which was marked by a reversal in risk assets and what had been the prevailing trends.

Interest Rates
Trading in interest rates was highly profitable, particularly for the long end of the curve but also the short end, as long positions benefited from the declining interest rate trend that was evident throughout the period. For example, U.S. 10-year Treasury yields declined approximately -80 basis points, finishing June around 1.5%. June was a particularly profitable month for the Fund, as rates plunged in a flight-to-safety episode following the surprise decision by U.K. voters to exit the European Union. Strong profit was also generated from long positions in January and February when market volatility surged and market participants were in full-blown risk-off mode.

Commodities
Commodity trading was slightly negative during the semi-annual period, led by losses from trading in base metals followed by losses in the energy sector. Trading in copper was challenging for trend following during the period as prices were range bound and experienced several reversals. Largely offsetting these losses were gains from trading in precious metals and, to a lesser extent, agricultural and soft commodities. Precious metals trading was particularly profitable in June as gold and silver prices rallied leading up to and shortly after the June 23, 2016 U.K. Brexit vote.

Equity Indices
After trending lower in the fourth quarter of 2015, equity markets sold-off sharply in January before bottoming on February 11th. Conditions reversed course suddenly, with global equity markets staging a massive rally that persisted until late April. Due to the prevailing trend at the end of 2015, the Fund entered the year short equities so when markets reversed and began to surge higher, the Fund experienced losses. While the model adapted to the change in trends and positioning in equities shifted from short to long by the end of the first quarter, the Fund experienced losses during this sharp reversal. Overall, trading in U.S. markets generated the largest losses followed by Europe and Asia.

Foreign Currencies
Foreign currency trading proved profitable for the Fund during the period, largely due to strong gains when volatility surged in January and in June. Trading in the Yen was particularly profitable during the period, as a long position benefitted from the strengthening Yen relative to the U.S. dollar. The Fund also benefited from a short position in the British Pound and Mexican Peso which both weakened versus the U.S. dollar. The British Pound fell to a 30-year low following the Brexit vote on June 23, 2016.

8 | Shareholder Letter

With equity markets having risen for each of the past seven calendar years and up again through the mid-point of 2016, we believe non-correlating strategies that historically have provided investors protection during periods of market stress are particularly compelling. The Market Trend strategy has demonstrated an ability to perform in a variety of market environments including when equity markets are trending higher and has shown the ability to deliver protection during periods of market stress as recently as the Brexit sell-off in June and during the market sell-off in January.

Fixed Income Strategy

The Fund invests most of its remaining assets in a high quality, short-duration fixed income portfolio comprised of primarily government securities and very highly rated corporate fixed income securities. Nuveen Asset Management (“Nuveen”) is the sub-adviser for this strategy.

The fixed income portion of LoCorr Market Trend is conservatively managed as a short duration portfolio of the highest credit quality. It is managed against the Barclays 1-3 Year Government Index and focuses primarily on U.S. Treasuries and U.S. Government securities, but can own up to 30% in aggregate in corporate, municipal, and asset backed securities of the highest credit quality. Returns for the fixed income portion of the portfolio were +1.32% compared with +1.42% for the benchmark in the first half of 2016. Nuveen’s defensive interest rate strategy accounted for the modest underperformance relative to the benchmark as the sub-adviser had positioned the duration of the portfolio short to the benchmark by between .20 and .40 years over the first half of 2016. While this strategy reduced the potential return volatility of the portfolio, it held back returns relative to the benchmarks as rates did not rise. The portfolio generally owned about 25% in non-government securities during the time frame, providing a boost to performance as these securities outperformed government securities. The portfolio also held about 10% in U.S. Agency multifamily mortgage backed securities in the first half of 2016; these securities also outperformed similar duration government securities and were beneficial to performance. As of June 30, 2016, portfolio duration was 1.50 years compared with 1.88 years for the benchmark and about 72% of the portfolio was in U.S. government debt.

LoCorr Long/Short Equity Fund

The LoCorr Long/Short Equity Fund (the “Long/Short Equity Fund” or the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside protection when equity prices are falling.

The Fund currently employs two sub-advisers—Billings Capital Management (“Billings”) and Kettle Hill Capital Management (“Kettle Hill”). Billings’ strategy is based on a value-oriented, fundamental, bottom-up long/short equity approach. This manager seeks to maximize absolute returns, exceeding the S&P 500 index over the long term. The sub-portfolio managed by Billings is similar to a strategy that this manager has executed since 2008 with their current firm and for many years prior to that at a different entity. Kettle Hill seeks to earn superior returns over an investment cycle while focusing on capital preservation and downside volatility. The manager’s investment process combines bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003.

Market Commentary

Despite many alarmist macro headlines riddled throughout the last six months, the bull market in equities marched on during the semi-annual period. 2016 began with the S&P 500 posting its worst opening week in history (-5.96%) as panic selling on interdependent concerns including slowing growth in the Chinese economy and devaluation of its currency (yuan), slowing U.S. growth, high yield debt, and oil’s precipitous fall below $30/barrel fueled the sell-off. The market bottomed on February 11th (-5.59% month-to-date and -10.27% year-to-date) before clawing its way back to finish February down only slightly as market sentiment fully rotated toward “risk on” mode. The Fed remained accommodative, postponing a 2nd rate hike which helped to fuel a nearly +7% rise in the S&P 500 during March. Later in the quarter volatility began to creep back into the market as Brexit fears emerged and robust economic data led the Fed to signal the potential for a rate hike by July. On June 23rd, however, market participants were stunned by the news from the U.K. referendum that voters had voted to exit the European Union. This unexpected development triggered a 2-day slide in the S&P 500 of -5.34%, but the expectation of additional dovish monetary policy and limited impact to the global economy caused a quick rebound in the market and restoration of investor confidence. All in all, through the ups and downs and risk-on and risk-off sentiment, the S&P 500 has risen +3.84% year-to-date and is currently on pace for its 8th consecutive positive year.

Portfolio Update

For the semi-annual period ended June 30, 2016, the LoCorr Long/Short Equity Fund gained +5.66% (Class I shares) versus a gain of +3.84% for the S&P 500 Index and +1.09% for the Morningstar Global L/S Equity Index. Both Billings and Kettle Hill generated positive absolute returns during the period in what was a challenging market environment in general for long/short equity strategies. During the period, the Fund benefited from positive alpha on both the long and short side of its book.

Shareholder Letter | 9

Net exposure for the sub-advisers fell over the course of the period. With its longer-term, bottom-up investment approach and a concentrated portfolio, Billings’ exposure declined later in the quarter due to profit taking. The sub-adviser expects to deploy capital opportunistically as it finds attractive ideas. Employing a more opportunistic investment approach with more tactical management of its market exposure, Kettle Hill’s exposure shifted throughout the quarter. During February/March, Kettle Hill modestly increased its market exposure as macro-fears diminished, helping it to capture part of the market’s surge in the second half of February and March. Later in the second quarter, Kettle Hill reduced its exposure as the market rally became extended in the manager’s eyes, leaving it with modest exposure heading into the Brexit vote. Following the vote, Kettle Hill selectively added to what it perceived to be deeply valued long positions in its portfolio.

During the period, in the Fund’s long book holdings in the Consumer Cyclical and Industrial sectors were the largest contributors to the strong results while Financial Services positions detracted. The Fund’s largest individual contributors came from an eclectic mix of positions across a variety of sectors and industries. The Fund benefited from merger & acquisition activity as a holding in the hospitality and vacation ownership industry that had been exploring strategic alternatives jumped on the news that it was being acquired by a private equity firm. In the Technology sector, a position in a leading provider of cloud contact center software and optimization tools soared on the announcement that it had entered into a definitive agreement to be acquired at a substantial premium. An auto supplier that continues to see strong operating momentum and is aggressively repurchasing its shares was another notable contributor. Following weakness early in the year stemming from global growth concerns, a holding in the engineering & construction industry rallied as sentiment changed and business fundamentals continued to turn around. Partially offsetting these gains were losses from holdings in the Financial sector, particularly a provider of financing to auto dealers and positions in larger capitalization diversified financial service firms. Holdings in the Basic Materials sector were also weaker, led by declines at a specialty chemical company following a legal judgment that went against it.

On the short side, positions in the Consumer Cyclical sector supplied the largest boost led by a holding in a company offering weight management services that reported disappointing fourth quarter earnings, leading to a substantial decline in its stock price (a benefit to the Fund since it was short this security). Other notable contributors included a holding in an airline company that was hurt by surging oil prices and softness in load factors, and a holding in a firm that offers in-flight entertainment and communication services that slumped on a lawsuit by a large airline customer that is also potentially switching to another provider. While the Fund did not have big losers in its short book, short positions in the Basic Materials and Consumer Defensive sectors detracted from returns during the period.

Outlook

Periods of complacency and low volatility, interrupted by violent downward market moves, create a difficult investment environment which we expect to persist. Theoretically, there should be more opportunities for disciplined investors, like the sub-advisers for this Fund, to add alpha. The challenge is managing volatility when one of these breakdowns occurs and taking advantage of opportunities caused by market-related dislocations. By combining two complementary managers with distinctly different investment approaches, LoCorr believes the Fund is well positioned to succeed in this market backdrop.

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund uses two strategies to attempt to achieve its objective – an Income Strategy and a Loan Investment Strategy. The Fund’s sub-adviser of the Income Strategy is Trust and Fiduciary Income Partners (“TFIP” formerly TFMS). TFIP invests in pass-through securities to seek high current income, much of which the Fund distributes monthly to investors.

The Fund’s Class I shares gained +4.27% during the semi-annual period ending June 30, 2016 due primarily to profits from the Closed-End sector along with solid contribution from the REITs (Equity) sector and Preferred Stock sector. The Fund saw slight underperformance from the Mortgage REIT and Royalty Trust sectors, both finishing the 6-month timeframe slightly unprofitable.

Income Strategy

The first half of 2016 witnessed what we believe was a significant inflection point for the portfolio as the damage done to several market sectors--particularly high yield, Master Limited Partnerships, and emerging markets--by the collapse in oil prices since 2014 appeared to abate, setting the stage for a performance reversal. Although the damage done to holdings on a fundamental level was very limited, market concerns about the potential financial damage to struggling energy-related companies and countries had posed a heavy headwind.

The most acute problems for financial markets had arisen in the form of actual or potential debt default by oil producing countries such as Russia and Venezuela, as well as oil companies whose cash flows and ability to service their debt were impacted by the sharp declines in the price of their principal product. Compounding these problems for financial markets were the plans by the U.S. Federal Reserve to raise benchmark interest rates this year, an action which was projected to take place four times at the central bank’s December meeting. This monetary tightening in the U. S. would tend to strengthen the dollar versus oil exporting nations’ currencies, and make it harder to service their significant dollar based debt. Against this backdrop, the price of oil continued to decline and along with it, most equity markets until February 11th, at which point both the commodity and most equity indexes bottomed and started to climb upward through the end of the first quarter. No specific event prompted this reversal, but the cumulative effect of very low oil prices; declining production in high cost areas such as U. S. shale and Canadian oil sands; and increasing consultation among major foreign producers such as Russia and Saudi Arabia apparently convinced commodities markets that the supply/demand situation for oil would improve in the not too distant future.

10 | Shareholder Letter

Other elements of the investment environment remained relatively stable, preventing any external “bad news” from roiling markets further. U. S. economic growth remained consistent if low, while the Federal Reserve added to market optimism in its March meeting by indicating that it would be much less aggressive in raising rates than it had expected to be in December. The European Central Bank and Bank of Japan continued their policies of monetary ease as well.

More or less mirroring the pattern of equity markets, the portfolio declined into February before reversing field in the last half of the first quarter to retrace earlier losses. The largest declines were generally in energy related issues, while the gains came from a variety of individual holdings in other sectors. Two of the Fund’s downstream energy holdings declined after reporting weak fourth quarter results, while one of our shippers declined in sympathy with most other shipping stocks (which are perceived to be related to global growth and trade) despite the absence of any company developments. The largest gains came from a rural wire line telephone operator; a REIT focused on entertainment related properties; and a preferred stock from one of the largest oil and gas pipeline companies. Most importantly, distributions were maintained at the portfolio level despite market volatility. Throughout the first quarter the Fund continued combining higher yielding, lower volatility holdings such as preferred stock Closed End Funds, which serve to moderate portfolio volatility, with fundamentally sound but out of favor holdings such as midstream Master Limited Partnerships which we believe offer exceptional longer term returns. TFIP continued to emphasize holdings whose fundamentals are favored by a slow growth environment and are capable of adapting to a tighter U. S. monetary policy adding high quality midstream energy names as well as stability-oriented REITS and a telephone company.

Into the second quarter, concerns about immigration, job loss, and income distribution prompted populist movements in many major countries including the U.S., but no action was more significant in the quarter than the United Kingdom’s vote to leave the European Union, popularly referred to as Brexit, late in June. Market reaction universally treated this event as deflationary and likely to reduce growth and trade, especially in the U.K. and more broadly in Europe. Long-dated government bonds of many countries fell to negative interest rates, particularly in Europe. China and the U.S. were little affected, nor was our portfolio (consisting as it does almost entirely of U.S.-based entities) other than a short decline from which it promptly recovered. Despite volatile market conditions, the U.S. economy continued to plod forward, with second quarter growth expected to outpace the more anemic first period growth. Heading into the summer and fall, the possibility of market moving political events must be kept in mind.

During the second quarter the largest contributions to positive performance came from energy-related MLP’s and a variety of REITs. Of particular note were several midstream pipeline MLP’s and one MLP preferred stock which was added to the portfolio during the fourth quarter of last year and the first quarter of this year. TFIP found particular interest in MLPs whose operations were focused on volume output of energy products rather than the price received and exhibited stable distributions. The stabilization of energy prices and consistent quarterly reporting sufficed to produce rallies in these names. REITs were a strong-performing sector in an environment of slow growth and declining interest rates; portfolio holdings which performed best included those operating in the entertainment, hospitality, and telecommunications industries. One of the Fund’s mortgage REIT’s focused in the commercial sector also posted a strong second quarter. Disappointments included a refining MLP as management cut its distribution in reaction to a weak second quarter; a telecom provider; and one shipping company.

Looking ahead to the balance of 2016, TFIP continues to believe that economic fundamentals are supportive of growth in the U.S. with the likelihood of small, but meaningful, increases in inflation which can benefit selected investments. The manager is highly confident that the income provided by the portfolio can be sustained and perhaps enhanced in this environment.

Thank you for investing in the LoCorr Funds

Shareholder Letter | 11

Definitions: Barclays 1-5 Year Government Credit Index-The Barclays U.S. Government/Credit 1-5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. The Barclays U.S. Government/Credit 1-5 Year Index is a market value weighted performance benchmark. Barclays 1-3 Year Government Bond Index-The Barclays U.S. 1-3 Year Government/Credit Bond Index is a part of the Barclays U.S. Government/Credit Bond Index. It includes Treasury and agency securities (U.S. Government Bond Index) and publicly issued U.S. corporate and foreign debentures and secured notes (U.S. Credit Bond Index). The bonds in the index are investment-grade with a maturity between one and three years. S&P 500 Index-Consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time. One cannot invest directly in an index. Investment Grade-Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Alpha – An annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. The LoCorr Managed Futures Strategy Fund is a diversified fund. The LoCorr Long/ Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund are each non-diversified funds, meaning they may invest their assets in fewer individual holdings than a diversified fund. Therefore, those Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Long/Short Equity Fund, and the LoCorr Spectrum Income Fund are distributed by Quasar Distributors, LLC.

12 | Fund Performance

LoCorr Managed Futures Strategy Fund

Rate of Return — For the period ended June 30, 2016 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception
LoCorr Managed Futures Strategy Fund - Class A (without maximum load)	3/22/11	11.59%	17.45%	1.86%
LoCorr Managed Futures Strategy Fund - Class A (with maximum load)	3/22/11	5.19%	10.69%	0.73%
LoCorr Managed Futures Strategy Fund - Class C	3/24/11	10.18%	15.49%	1.10%
LoCorr Managed Futures Strategy Fund - Class I	3/24/11	11.60%	17.67%	2.11%
S&P 500 Total Return Index		3.84%	3.99%	11.74%[1]
Barclays CTA Index		3.56%	0.72%	0.35%[2]

$100,000 investment in the LoCorr Managed Futures Strategy Fund - Class I
For the period ended June 30, 2016 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s annual operating expense ratio is 2.43%, 3.18% and 2.18% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclays CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

[1]	Since inception return as of March 24, 2011.
[2]	Since inception return as of March 31, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended June 30, 2016 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Long/Short Commodities Strategy Fund - Class A (without maximum load)	1/1/12	4.42%	22.31%	4.06%
LoCorr Long/Short Commodities Strategy Fund - Class A (with maximum load)	1/1/12	-1.55%	15.33%	2.70%
LoCorr Long/Short Commodities Strategy Fund - Class C	1/1/12	3.00%	20.45%	3.19%
LoCorr Long/Short Commodities Strategy Fund - Class I	1/1/12	4.49%	22.56%	4.27%
S&P 500 Total Return Index		3.84%	3.99%	14.48%
Morningstar Long/Short Commodity Index		-4.10%	-2.32%	-3.15%

$100,000 investment in the LoCorr Long/Short Commodities Strategy Fund - Class I
For the period ended June 30, 2016 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 3.11%, 3.86% and 2.86% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat. One cannot invest directly in an index.

[1]	Since inception returns as of January 1, 2012.

Fund Performance | 13

LoCorr Multi-Strategy Fund

Rate of Return — For the period ended June 30, 2016 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Multi-Strategy Fund - Class A (without maximum load)	4/6/15	3.30%	-4.76%	-10.13%
LoCorr Multi-Strategy Fund - Class A (with maximum load)	4/6/15	-2.67%	-10.25%	-14.34%
LoCorr Multi-Strategy Fund - Class C	4/6/15	1.95%	-6.33%	-10.79%
LoCorr Multi-Strategy Fund - Class I	4/6/15	3.34%	-4.59%	-9.96%
S&P 500 Total Return Index		3.84%	3.99%	2.93%
Morningstar Multialternative Category		0.03%	-3.02%	-3.87%

$100,000 investment in the LoCorr Multi-Strategy Fund - Class I
For the period ended June 30, 2016 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 4.68%, 5.43% and 4.43% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The funds in the Morningstar Multialternative Category use a combination of alternative strategies. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

One cannot invest directly in an index.

[1]	Since inception return as of April 6, 2015.

LoCorr Market Trend Fund

Rate of Return — For the period ended June 30, 2016 (Unaudited)

	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Market Trend Fund - Class A (without maximum load)	7/1/14	2.75%	0.10%	13.55%
LoCorr Market Trend Fund - Class A (with maximum load)	7/1/14	-3.14%	-5.68%	10.24%
LoCorr Market Trend Fund - Class C	7/1/14	1.35%	-1.64%	12.69%
LoCorr Market Trend Fund - Class I	7/1/14	2.91%	0.37%	13.86%
S&P 500 Total Return Index		3.84%	3.99%	5.69%
Barclays CTA Index		3.56%	0.72%	3.58%

$100,000 investment in the LoCorr Market Trend Fund - Class I
For the period ended June 30, 2016 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855. LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s annual operating expense ratio, before fee recoveries is 2.04%, 2.79% and 1.79% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclays CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

[1]	Since inception return as of July 1, 2014.

14 | Fund Performance

LoCorr Long/Short Equity Fund

Rate of Return — For the period ended June 30, 2016 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Long/Short Equity Fund - Class A (without maximum load)	5/10/13	5.60%	-3.42%	0.70%
LoCorr Long/Short Equity Fund - Class A (with maximum load)	5/10/13	-0.49%	-8.94%	-1.18%
LoCorr Long/Short Equity Fund - Class C	5/10/13	4.08%	-5.11%	-0.09%
LoCorr Long/Short Equity Fund - Class I	5/10/13	5.66%	-3.12%	0.95%
S&P 500 Total Return Index		3.84%	3.99%	10.62%
Russell 2000 Total Return Index		2.22%	-6.73%	6.93%

$100,000 investment in the LoCorr Long/Short Equity Fund - Class I
For the period ended June 30, 2016 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s annual operating expense ratio, before fee waivers is 3.91%, 4.66% and 3.66% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe.

One cannot invest directly in an index.

[1]	Since inception returns as of May 10, 2013.

LoCorr Spectrum Income Fund

Rate of Return — For the period ended June 30, 2016 (Unaudited)
	Inception Date	6 Month	1 Year	Average Annual Since Inception[1]
LoCorr Spectrum Income Fund - Class A (without maximum load)	1/1/14	4.10%	-5.74%	-3.63%
LoCorr Spectrum Income Fund - Class A (with maximum load)	1/1/14	-1.83%	-11.13%	-5.89%
LoCorr Spectrum Income Fund - Class C	1/1/14	2.73%	-7.38%	-4.36%
LoCorr Spectrum Income Fund - Class I	1/1/14	4.27%	-5.44%	-3.37%
S&P 500 Total Return Index		3.84%	3.99%	7.46%
Morningstar Aggressive Allocation		2.63%	-2.02%	2.13%
Barclays Aggregate Bond Index		5.31%	6.00%	4.72%

$100,000 investment in the LoCorr Spectrum Income Fund - Class I
For the period ended June 30, 2016 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

The Fund imposes a 2.00% redemption fee on shares held for less than 60 days. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Per the fee table in the Fund’s May 1, 2016 prospectus, the Fund’s annual operating expense ratio, before fee recoveries is 3.15%, 3.90% and 2.90% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Barclays Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Aggressive Allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash.

One cannot invest directly in an index.

[1]	Since inception returns as of January 1, 2014.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments | 15

LoCorr Managed Futures Strategy Fund

Composition of Consolidated Investment Portfolio1
June 30, 2016 (Unaudited)

[1]	As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2016 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 15.26%
321 Henderson Receivables I LLC, 2004-A A1 (Acquired 02/08/2013, Cost, $293,587) (a)(c)	09/15/2045	0.79%	$308,431	$301,584
321 Henderson Receivables II LLC, 2006-1 A1 (Acquired 03/30/2015, Cost, $1,962,941) (a)(c)	03/15/2041	0.64%	1,991,254	1,923,414
Ally Auto Receivables Trust
Series 2013-2 A3	01/16/2018	0.79%	212,498	212,454
Series 2013-1 A4	02/15/2018	0.84%	1,675,547	1,674,957
American Homes 4 Rent, 2014-SFR1 A (Acquired 05/13/2014 through 10/08/2014, Cost, $3,687,350) (a)(c)	06/17/2031	1.45%	3,693,254	3,649,130
AmeriCredit Automobile Receivables, 2016-1 A2A (c)	06/10/2019	1.52%	3,845,000	3,851,327
Atlantic City Electric Transition Funding LLC, 2003-1 A3	10/20/2020	5.05%	675,891	704,966
BA Credit Card Trust, 2014-A3 A (c)	01/15/2020	0.73%	2,040,000	2,043,037
Barclays Dryrock Issuance Trust, 2014-2A (c)	03/16/2020	0.78%	3,000,000	2,999,497
Cabela’s Credit Card Master Note Trust
Series 2012-1A A1 (Acquired 05/08/2012 through 05/06/2015, Cost, $3,600,081) (a)	02/18/2020	1.63%	3,590,000	3,602,214
Series 2013-II (Acquired 05/24/2016, Cost, $2,883,520) (a)(c)	08/16/2021	1.08%	2,885,000	2,877,026
California Republic Auto Receivables Trust
Series 2013-2 A2	03/15/2019	1.23%	670,871	670,912
Series 2016-2 A2	03/15/2019	1.34%	2,500,000	2,501,397
Series 2015-1 A3	04/15/2019	1.33%	2,500,000	2,501,667
Capital One Multi-Asset Execution Trust
Series 2006-A11 (c)	06/15/2019	0.53%	3,500,000	3,499,285
Series 2016-1 (c)	02/15/2022	0.90%	2,590,000	2,594,471
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	2,297,207	2,345,405
CenterPoint Energy Transition Bond Co. IV LLC, 2012-1 A1	04/15/2018	0.90%	706,695	706,473
Chase Issuance Trust
Series 2007-A2 A (c)	04/15/2019	0.49%	3,500,000	3,497,581
Series 2013-A3 (c)	04/15/2020	0.72%	234,000	233,662
Citibank Credit Card Issuance Trust
Series 2013-A12 (c)	11/07/2018	0.86%	1,000,000	1,000,235
Series 2007-A8	09/20/2019	5.65%	3,500,000	3,700,150
Colony American Homes
Series 2014-1A (Acquired 04/02/2014 through 12/02/2014, Cost, $3,043,817) (a)(c)	05/17/2031	1.60%	3,051,376	3,026,101
Series 2015-1C (Acquired 05/27/2015, Cost, $1,940,000) (a)(c)	07/17/2032	2.40%	1,940,000	1,891,525
Consumers 2014 Securitization Funding LLC, 2014-A A1	11/01/2020	1.33%	1,526,944	1,526,319

The accompanying notes are an integral part of these consolidated financial statements.

16 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: (continued)
Discover Card Execution Note Trust
Series 2007-A1	03/16/2020	5.65%	$2,561,000	$2,703,111
Series 2013-A1 (c)	08/17/2020	0.74%	3,300,000	3,303,703
Entergy Arkansas Restoration Funding LLC, 2010-A A1	08/01/2021	2.30%	1,430,818	1,450,906
Entergy Gulf States Reconstruction Funding 1 LLC, 2007-A A2	10/01/2018	5.79%	449,173	463,129
Fifth Third Auto Trust, 2013-A B	04/15/2019	1.21%	1,500,000	1,496,932
Green Tree Agency Advance Funding Trust I, 2015-T1 (Acquired 10/16/2015, Cost, $2,900,000) (a)	10/15/2046	2.30%	2,900,000	2,898,057
Huntington Auto Trust, 2015-1 A3	09/16/2019	1.24%	4,700,000	4,707,747
Invitation Homes Trust
Series 2013-SFR1 A (Acquired 11/05/2013 through 10/24/2014, Cost, $4,041,871) (a)(c)	12/17/2030	1.60%	4,041,871	4,024,272
Series 2014-SFR2 A (Acquired 08/04/2014 through 05/06/2015, Cost, $3,719,160) (a)(c)	09/18/2031	1.55%	3,719,160	3,683,906
John Deere Owner Trust, 2015-A A3	06/17/2019	1.32%	1,500,000	1,505,462
Nissan Auto Receivables, 2015-A	10/15/2019	1.05%	4,110,000	4,114,323
NRZ Advance Receivables Trust, 2015-T2 (Acquired 08/25/2015, Cost, $1,499,997) (a)	08/17/2048	3.30%	1,500,000	1,514,207
Ocwen Master Advance Receivables Trust, 2015-AT3 (Acquired 11/06/2015, Cost, $1,549,987) (a)	11/15/2047	3.21%	1,550,000	1,556,574
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	07/01/2018	0.96%	1,386,449	1,385,121
RAMP Series Trust, 2004-RZ3 (c)	09/25/2034	2.10%	370,316	362,858
Santander Drive Auto Receivables Trust, 2015-3	09/17/2018	1.02%	1,822,309	1,821,692
SoFi Professional Loan Program LLC, 2015-C A2 (Acquired 07/29/2015, Cost, $2,306,154) (a)	08/25/2033	2.51%	2,318,885	2,319,401
SWAY Residential Trust, 2014-1 A (Acquired 02/02/2016 through 04/04/2016, Cost, $3,621,373) (a)(c)	01/20/2032	1.75%	3,640,944	3,619,463
Synchrony Credit Card Master Note Trust, 2014-1 A	11/15/2020	1.61%	5,000,000	5,031,412
TCF Auto Receivables Owner Trust, 2015-1 A2 (Acquired 06/03/2015 through 04/08/2016, Cost, $1,946,955) (a)	08/15/2018	1.02%	1,947,990	1,946,654
United States Small Business Administration, 2008-10B 1	09/10/2018	5.73%	18,716	19,502
Volkswagen Auto Loan Enhanced Trust, 2014-1 A3	10/22/2018	0.91%	2,084,487	2,080,602
TOTAL ASSET BACKED SECURITIES (Cost $105,610,785)				105,543,823

CORPORATE BONDS: 32.09%
Administrative and Support and Waste Management and Remediation Services: 0.18%
Synchrony Financial	08/15/2017	1.88%	1,250,000	1,251,959

Construction: 0.22%
Sinopec Group Overseas Development Ltd. (Acquired 04/02/2014, Cost, $1,500,000) (a)(b)(c)	04/10/2017	1.41%	1,500,000	1,501,762

Finance and Insurance: 13.99%
Aetna, Inc.	11/15/2017	1.50%	1,500,000	1,506,762
Aflac, Inc.	03/16/2020	2.40%	1,750,000	1,802,987
American Express Co.	05/22/2018	1.55%	2,500,000	2,512,370
American International Group, Inc.	08/15/2020	3.38%	2,000,000	2,098,342
Anthem, Inc.	01/15/2018	1.88%	1,250,000	1,257,076
Bank of America Corp.	05/01/2018	5.65%	4,570,000	4,897,431
Bank of Montreal (Acquired 12/04/2014, Cost, $2,011,024) (a)(b)	01/30/2017	1.95%	2,000,000	2,012,694
BB&T Corp.	01/12/2018	1.45%	1,105,000	1,109,354
BB&T Corp.	01/15/2020	2.45%	1,500,000	1,541,802
Berkshire Hathaway Finance Corp.	08/15/2018	2.00%	1,330,000	1,359,377
BNP Paribas (b)	08/20/2018	2.70%	1,750,000	1,792,669
Capital One Financial Corp.	04/24/2019	2.45%	1,810,000	1,837,802
Charles Schwab Corp./The	03/10/2018	1.50%	2,050,000	2,069,260
Citigroup, Inc.	07/30/2018	2.15%	4,175,000	4,225,889
Citizens Bank NA	03/14/2019	2.50%	1,225,000	1,242,443
Cooperatieve Rabobank UA(b)	01/19/2017	3.38%	1,000,000	1,012,928
Credit Agricole SA (Acquired 10/01/2012, Cost, $1,501,336) (a)(b)	10/01/2017	3.00%	1,500,000	1,527,494
Deutsche Bank AG (b)	02/13/2019	2.50%	1,060,000	1,062,132
Fifth Third Bancorp	06/01/2018	4.50%	1,000,000	1,052,539
Ford Motor Credit Company LLC	11/04/2019	2.60%	2,000,000	2,046,160
General Motors Financial Co., Inc.	05/09/2019	2.40%	2,170,000	2,176,046
Goldman Sachs Group, Inc./The	04/01/2018	6.15%	4,135,000	4,455,442
Heineken NV (Acquired 10/02/2012 through 05/06/2015, Cost, $3,000,149) (a)(b)	10/01/2017	1.40%	3,000,000	3,013,842
HSBC Holdings PLC (b)	04/05/2021	5.10%	1,390,000	1,533,732
ING Bank NV (Acquired 03/15/2016, Cost, $1,499,565) (a)(b)	03/22/2019	2.30%	1,500,000	1,525,770
JPMorgan Chase & Co.	03/22/2019	1.85%	4,115,000	4,157,636
JPMorgan Chase & Co.	01/23/2020	2.25%	1,095,000	1,110,060

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 17

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Keycorp	12/13/2018	2.30%	$1,170,000	$1,189,067
Lincoln National Corp.	02/15/2020	6.25%	1,155,000	1,298,583
Metropolitan Life Global Funding I (Acquired 06/16/2016, Cost, $504,906) (a)	04/14/2020	2.00%	500,000	505,399
Morgan Stanley	07/24/2020	5.50%	4,135,000	4,639,946
National Rural Utilities Cooperative Finance Corp.	02/01/2019	2.15%	2,000,000	2,043,446
Nomura Holdings, Inc. (b)	03/19/2019	2.75%	1,560,000	1,596,410
Nordea Bank AB (Acquired 02/12/2013, Cost, $1,010,390) (a)(b)	03/20/2017	3.13%	1,000,000	1,014,528
PNC Bank NA	10/18/2019	2.40%	1,500,000	1,540,288
Pricoa Global Funding I (Acquired 09/14/2015, Cost, $1,849,186) (a)	09/21/2018	1.90%	1,850,000	1,877,868
Principal Life Global Funding II (Acquired 11/17/2015, Cost, $2,016,473) (a)	10/15/2018	2.25%	2,000,000	2,039,412
Prudential Financial, Inc.	06/15/2019	7.38%	1,400,000	1,624,223
Realty Income Corp.	01/31/2018	2.00%	1,750,000	1,764,555
Santander UK PLC (b)	08/23/2018	3.05%	1,505,000	1,540,575
Societe Generale SA (Acquired 04/04/2016, Cost, $1,498,875) (a)(b)	04/08/2021	2.50%	1,500,000	1,527,484
State Street Corp.	08/18/2020	2.55%	1,500,000	1,556,565
SunTrust Banks, Inc.	11/01/2018	2.35%	1,570,000	1,594,459
Trinity Acquisition PLC (b)	09/15/2021	3.50%	1,665,000	1,725,922
UBS AG (b)	12/20/2017	5.88%	872,000	926,211
UnitedHealth Group, Inc.	10/15/2020	3.88%	1,500,000	1,648,330
Visa, Inc.	12/14/2020	2.20%	2,355,000	2,428,196
Voya Financial, Inc.	02/15/2018	2.90%	1,125,000	1,146,054
Wells Fargo & Co.	01/16/2018	1.50%	2,725,000	2,740,260
Wells Fargo & Co.	04/22/2019	2.13%	2,790,000	2,850,071
				96,757,891
Health Care and Social Assistance: 0.27%
Catholic Health Initiatives	11/01/2017	1.60%	1,900,000	1,907,731

Information: 4.04%
21st Century Fox America, Inc.	02/15/2021	4.50%	1,210,000	1,350,970
AT&T, Inc.	03/11/2019	2.30%	4,790,000	4,891,946
CA, Inc.	08/15/2018	2.88%	1,500,000	1,529,943
CBS Corp.	04/15/2020	5.75%	1,645,000	1,882,255
Charter Communications Operating LLC / Charter Communications Operating Capital (Acquired 12/14/2015 through 04/14/2016, Cost, $1,000,575) (a)	07/23/2020	3.58%	1,000,000	1,045,444
Comcast Corp.	02/15/2018	5.88%	1,500,000	1,615,481
Deutsche Telekom International Finance BV (b)	07/08/2019	6.00%	2,000,000	2,243,568
Discovery Communications LLC	08/15/2019	5.63%	1,250,000	1,377,714
Hewlett-Packard Co. (Acquired 09/30/2015, Cost, $1,218,438) (a)	10/05/2018	2.85%	1,220,000	1,249,353
NBCUniversal Media LLC	04/01/2021	4.38%	1,380,000	1,546,384
Oracle Corp.	04/15/2018	5.75%	1,500,000	1,623,823
Total System Services, Inc.	06/01/2018	2.38%	1,000,000	1,007,700
Verizon Communications, Inc.	09/14/2018	3.65%	2,940,000	3,089,343
Vodafone Group PLC (b)	02/19/2018	1.50%	1,575,000	1,574,170
Walt Disney Co./The	09/17/2018	1.50%	1,880,000	1,908,668
				27,936,762
Manufacturing: 7.62%
AbbVie, Inc.	05/14/2018	1.80%	1,450,000	1,460,178
Altria Group, Inc.	01/14/2020	2.63%	2,000,000	2,079,092
Anheuser-Busch InBev Finance, Inc.	01/17/2018	1.25%	2,500,000	2,502,425
Apple, Inc.	05/06/2019	2.10%	1,910,000	1,965,604
Becton, Dickinson & Co.	12/15/2017	1.80%	2,135,000	2,152,454
Bunge Ltd. Finance Corp.	11/24/2020	3.50%	2,410,000	2,526,205
Celgene Corp.	08/15/2018	2.13%	1,725,000	1,750,782
Chevron Corp.	12/05/2017	1.10%	1,000,000	1,001,652
Cisco Systems, Inc.	06/15/2018	1.65%	1,710,000	1,732,233
Eastman Chemical Co.	01/15/2020	2.70%	2,000,000	2,056,932
Ecolab, Inc.	12/08/2017	1.45%	1,500,000	1,502,624
General Electric Capital Corp.	05/01/2018	5.63%	3,085,000	3,344,455
General Electric Capital Corp.	08/07/2019	6.00%	1,565,000	1,792,742
General Mills, Inc.	10/21/2019	2.20%	1,500,000	1,535,977
HJ Heinz Co. (Acquired 06/23/2015, Cost, $1,497,000) (a)	07/02/2018	2.00%	1,500,000	1,518,852
Ingersoll-Rand Global Holding Co., Ltd.	01/15/2019	2.88%	1,045,000	1,082,205
Intel Corp.	12/15/2017	1.35%	1,000,000	1,005,926
Johnson Controls, Inc.	11/02/2017	1.40%	1,255,000	1,258,917
Merck & Co., Inc.	05/18/2018	1.30%	1,580,000	1,594,999

The accompanying notes are an integral part of these consolidated financial statements.

18 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
Mondelez International, Inc.	02/01/2019	2.25%	$2,025,000	$2,069,155
Newell Brands, Inc.	03/29/2019	2.60%	1,580,000	1,621,366
PepsiCo, Inc.	10/14/2020	2.15%	1,400,000	1,439,138
Philip Morris International, Inc.	02/25/2019	1.38%	1,380,000	1,390,729
Qualcomm, Inc.	05/18/2018	1.40%	2,050,000	2,068,224
Reynolds American, Inc.	06/12/2020	3.25%	1,750,000	1,849,894
Sherwin-Williams Co./The	12/15/2017	1.35%	1,640,000	1,643,059
Suncor Energy, Inc. (b)	06/01/2018	6.10%	1,170,000	1,265,185
Toyota Motor Credit Corp.	10/24/2018	2.00%	2,030,000	2,069,435
Tyco Electronics Group SA (b)	12/17/2018	2.38%	1,000,000	1,014,802
Tyson Foods, Inc.	08/15/2019	2.65%	1,000,000	1,027,344
Wm Wrigley Jr. Co. (Acquired 08/14/2015, Cost, $1,354,777) (a)	10/21/2019	2.90%	1,335,000	1,387,305
				52,709,890
Mining, Quarrying, and Oil and Gas Extraction: 0.43%
BHP Billiton Finance Ltd. (b)	02/24/2017	1.63%	1,015,000	1,017,831
Occidental Petroleum Corp.	02/15/2018	1.50%	425,000	426,548
Phillips 66	05/01/2017	2.95%	1,500,000	1,521,957
				2,966,336
Professional, Scientific, and Technical Services: 0.62%
Biogen, Inc.	09/15/2020	2.90%	1,250,000	1,302,696
International Business Machines Corp.	05/17/2019	1.80%	1,750,000	1,780,711
Mastercard, Inc.	04/01/2019	2.00%	1,165,000	1,194,629
				4,278,036
Real Estate and Rental and Leasing: 0.62%
Air Lease Corp.	06/01/2021	3.38%	1,650,000	1,691,201
Health Care REIT, Inc.	04/01/2019	4.13%	1,500,000	1,587,032
Ventas Realty LP / Ventas Capital Corp.	02/15/2018	2.00%	1,000,000	1,005,109
				4,283,342
Retail Trade: 1.63%
Amazon.com, Inc.	11/29/2017	1.20%	1,250,000	1,254,431
Amazon.com, Inc.	12/05/2019	2.60%	1,000,000	1,043,061
BP Capital Markets (b)	09/26/2018	2.24%	1,000,000	1,021,044
CVS Health Corp.	12/05/2018	2.25%	2,115,000	2,163,499
eBay, Inc.	03/09/2018	2.50%	1,520,000	1,547,740
Home Depot, Inc./The	06/15/2019	2.00%	1,500,000	1,542,088
Hyundai Capital America (Acquired 10/27/2015, Cost, $1,534,816) (a)	10/30/2018	2.40%	1,535,000	1,556,439
Walgreens Boots Alliance, Inc.	11/17/2017	1.75%	1,150,000	1,158,203
				11,286,505
Transportation and Warehousing: 0.25%
Carnival Corp. (b)	12/15/2017	1.88%	775,000	782,174
Spectra Energy Partners, LP	09/25/2018	2.95%	915,000	932,547
				1,714,721
Utilities: 0.98%
Exelon Generation Co., LLC	10/01/2019	5.20%	2,000,000	2,212,934
Northern States Power Co.	08/15/2020	2.20%	2,000,000	2,066,762
Sempra Energy	04/01/2017	2.30%	1,000,000	1,008,277
Southern Power Co.	06/01/2018	1.50%	1,500,000	1,507,497
				6,795,470
Wholesale Trade: 1.24%
B.A.T. International Finance PLC (Acquired 01/15/2016, Cost, $995,160) (a)(b)	06/07/2017	2.13%	1,000,000	1,008,411
Cardinal Health, Inc.	11/15/2019	2.40%	1,500,000	1,537,266
LyondellBasell Industries NV (b)	04/15/2019	5.00%	1,930,000	2,089,001
McKesson Corp.	03/15/2019	2.28%	2,120,000	2,167,579
Sysco Corp.	10/01/2020	2.60%	1,695,000	1,750,189
				8,552,446
TOTAL CORPORATE BONDS (Cost $219,337,777)				221,942,851

FOREIGN GOVERNMENT BONDS: 0.86%
European Investment Bank (b)	03/15/2018	1.00%	3,500,000	3,510,976
European Investment Bank (b)	08/15/2018	1.13%	2,400,000	2,411,196
TOTAL FOREIGN GOVERNMENT BONDS (Cost $5,868,114)				5,922,172

MORTGAGE BACKED SECURITIES: 16.21%
American Tower Trust I, 2013-1-2 (Acquired 03/06/2013, Cost, $1,830,000) (a)	03/15/2043	1.55%	1,830,000	1,833,876
BXHTL Mortgage Trust, 2015-JWRZ (Acquired 05/10/2016, Cost, $3,569,738) (a)(c)	05/15/2029	1.67%	3,585,000	3,572,893

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued) | 19

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
CD Mortgage Trust, 2007-CD5 A4 (c)	11/15/2044	5.89%	$2,459,338	$2,549,870
Citigroup Commercial Mortgage Trust, 2016-GC37 A1	04/12/2049	1.64%	3,706,072	3,735,690
Commercial Mortgage Trust
Series 2012-CR4 A2 (c)	10/17/2045	1.80%	2,500,000	2,504,792
Series 2007-GG11 A4	12/10/2049	5.74%	992,657	1,030,816
CSMC Trust
Series 2013-6 1A1 (Acquired 07/24/2013, Cost, $1,963,285) (a)(c)	07/25/2028	2.50%	2,011,691	2,046,031
Series 2015-2 A2 (Acquired 04/30/2015, Cost, $2,115,489) (a)	02/25/2045	3.00%	2,086,236	2,113,678
DBUBS Mortgage Trust, 2011-LC3 A2 (c)	08/12/2044	3.64%	632,681	632,476
Fannie Mae Aces
Series 2014-M13 ASQ2	11/25/2017	1.64%	2,134,591	2,147,091
Series 2015-M1 ASQ2	02/25/2018	1.63%	683,843	689,344
Series 2015-M7 ASQ2	04/25/2018	1.55%	2,500,000	2,520,263
Series 2013-M13 FA (c)	05/25/2018	0.80%	1,160,623	1,159,851
Series 2013-M14 FA (c)	08/25/2018	0.80%	2,942,395	2,943,045
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M1 (c)	05/28/2024	1.40%	2,286,744	2,271,125
Series 2014-C03 1M1 (c)	07/25/2024	1.65%	2,092,981	2,098,530
Series 2016-C03 (c)	10/25/2028	2.65%	2,469,467	2,494,956
Fannie Mae Pool	02/01/2021	3.50%	52,732	55,914
Fannie Mae Pool	08/01/2021	3.00%	194,165	203,666
Fannie Mae Pool	09/01/2021	3.00%	237,092	248,694
Fannie Mae Pool	11/01/2021	3.00%	457,210	479,759
Fannie Mae Pool	12/01/2025	3.50%	375,298	398,006
Fannie Mae Pool	09/01/2026	3.50%	357,291	378,971
Fannie Mae Pool (c)	10/01/2033	2.69%	913,068	965,611
FDIC Guaranteed Notes Trust
Series 2010-S4 A (Acquired 02/24/2012, Cost, $594,103) (a)(c)	12/04/2020	1.16%	593,299	594,607
Series 2010-S1 2A (Acquired 03/01/2012, Cost, $479,498) (a)	04/25/2038	3.25%	474,837	493,203
Series 2010-S1 1A (Acquired 11/18/2011, Cost, $95,807) (a)(c)	02/25/2048	1.01%	95,957	95,961
FHLMC Multifamily Structured Pass Through Certificates
Series K-501 A2 (c)	11/25/2016	1.66%	388,986	389,055
Series K709 A1	10/25/2018	1.56%	833,068	837,881
Series KP02 A2 (c)	04/25/2021	2.36%	3,400,000	3,487,617
Freddie Mac REMICS
Series 3855 HE	02/15/2026	2.50%	23,377	23,782
Series 4181 PF (c)	11/15/2042	0.69%	1,994,923	1,977,989
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN2 M1 (c)	11/27/2023	1.90%	2,000,372	2,009,036
Series 2014-DN2 M1 (c)	04/25/2024	1.30%	533,904	534,003
Series 2014-HQ2 M1 (c)	09/25/2024	1.90%	1,538,614	1,547,268
Series 2016-DNA2 (c)	10/25/2028	1.69%	1,967,082	1,967,081
FREMF Mortgage Trust
Series 2011-K702 (Acquired 06/16/2016, Cost, $1,583,959) (a)(c)	04/25/2044	4.93%	1,520,000	1,584,716
Series 2012-K708 (Acquired 02/03/2015, Cost, $3,382,016) (a)(c)	02/25/2045	3.88%	3,250,000	3,358,074
Series 2013-K502 (Acquired 05/06/2015, Cost, $2,911,424) (a)(c)	03/25/2045	2.74%	2,875,000	2,882,733
Series 2013-KF02 (Acquired 11/01/2013, Cost, $342,971) (a)(c)	12/25/2045	3.45%	342,971	339,060
GAHR Commercial Mortgage Trust, 2015-NRF AFL1 (Acquired 05/07/2015, Cost, $2,850,836) (a)(c)	12/15/2034	1.74%	2,843,698	2,845,519
GS Mortgage Securities Trust
Series 2014-GSFL A (Acquired 08/06/2014, Cost, $1,639,894) (a)(c)	07/15/2031	1.44%	1,639,894	1,638,878
Series 2010-C2 A1 (Acquired 04/11/2012, Cost, $200,361) (a)	12/10/2043	3.85%	191,114	198,984
Series 2011-GC5 A2	08/10/2044	3.00%	455,189	455,226
Series 2007-GG10 A4 (c)	08/10/2045	5.99%	5,320,729	5,451,548
JPMBB Commercial Mortgage Securities Trust, 2014-C25	11/18/2047	1.52%	3,956,412	3,975,073
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C3 A3 (Acquired 04/17/2015, Cost, $2,679,936) (a)	02/16/2046	4.39%	2,500,000	2,610,303
Series 2007-CIBC20 A4 (c)	02/12/2051	5.79%	1,237,101	1,284,376
JPMorgan Mortgage Trust, 2016-1 (Acquired 06/09/2016, Cost, $2,056,860) (a)	05/25/2046	3.50%	2,000,000	2,058,214
MASTR Asset Securitization Trust, 2004-1	02/25/2019	4.50%	164,237	164,703
Morgan Stanley Re-REMIC Trust, 2010-R1 3A (Acquired 05/05/2016, Cost, $1,244,016) (a)(c)	07/26/2035	2.95%	1,239,563	1,227,125
NCUA Guaranteed Notes Trust
Series 2011-R1 1A (c)	01/08/2020	0.91%	71,455	71,600
Series 2011-R2 1A (c)	02/06/2020	0.86%	1,973,581	1,974,105
Series 2011-R3 1A (c)	04/09/2020	0.85%	2,136,951	2,138,441
Series 2010-R1 1A (c)	10/07/2020	0.89%	225,920	226,381
Series 2010-C1 APT (c)	10/29/2020	2.65%	139,066	139,157

The accompanying notes are an integral part of these consolidated financial statements.

20 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
New Residential Mortgage Loan Trust
Series 2015-1 (Acquired 03/09/2016 through 04/19/2016, Cost, $2,316,505) (a)	05/28/2052	3.75%	$2,258,501	$2,308,308
Series 2014-2 (Acquired 02/18/2016, Cost, $2,272,745) (a)(c)	05/25/2054	3.75%	2,211,226	2,295,893
Series 2016-1 (Acquired 03/29/2016, Cost, $2,212,753) (a)	03/25/2056	3.75%	2,149,023	2,244,944
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, 2005-1 (c)	02/25/2035	1.31%	1,400,000	1,351,345
SBA Tower Trust, 2012-1 (Acquired 06/12/2014 through 09/03/2014, Cost, $1,604,940) (a)	12/15/2042	2.93%	1,562,000	1,564,722
Sequoia Mortgage Trust, 2015-3 (Acquired 06/19/2015, Cost, $1,285,134) (a)(c)	07/25/2045	3.50%	1,269,429	1,291,909
Springleaf Mortgage Loan Trust, 2013-1A A (Acquired 04/03/2013, Cost, $659,289) (a)(c)	06/25/2058	1.27%	659,342	657,927
UBS-Citigroup Commercial Mortgage Trust, 2011-C1 A2	01/12/2045	2.80%	4,000,000	4,007,214
Wells Fargo Commercial Mortgage Trust
Series 2015-LC22 A1	09/17/2058	1.64%	3,415,993	3,438,712
Series 2016-C33 A1	03/17/2059	1.78%	1,991,071	2,011,927
WFRBS Commercial Mortgage Trust, 2012-C8	08/17/2045	1.88%	3,000,000	3,018,407
WIMC Capital Trust, 2012-A A1 (Acquired 06/21/2012, Cost, $246,951) (a)	10/16/2050	4.55%	246,954	247,965
TOTAL MORTGAGE BACKED SECURITIES (Cost $112,414,001)				112,095,920

MUNICIPAL BONDS: 1.37%
County of Hamilton OH Sewer System Revenue	12/01/2016	1.23%	825,000	827,170
Louisiana Local Government Environmental Facilities & Community Development Authority	02/01/2021	3.22%	762,511	776,175
Metropolitan Council, (Minneapolis - St. Paul Metropolitan Area), State of Minnesota	09/01/2017	1.20%	2,020,000	2,034,604
Metropolitan Government of Nashville & Davidson County TN	07/01/2017	1.21%	1,500,000	1,508,940
North Carolina Eastern Municipal Power Agency	07/01/2018	2.00%	1,385,000	1,402,119
St. Paul Housing & Redevelopment Authority	07/01/2018	1.84%	1,385,000	1,400,249
State of Ohio	08/01/2017	3.33%	1,500,000	1,541,055
TOTAL MUNICIPAL BONDS (Cost $9,439,644)				9,490,312

U.S. GOVERNMENT AGENCY ISSUES: 8.13%
Federal Farm Credit Banks Funding Corp.	09/14/2018	0.88%	5,000,000	5,012,260
Federal Home Loan Banks	03/10/2017	0.88%	3,000,000	3,008,583
Federal Home Loan Banks	06/29/2018	0.88%	5,000,000	5,020,015
Federal Home Loan Banks	12/11/2020	1.88%	7,000,000	7,213,521
Federal Home Loan Banks	02/18/2021	1.38%	4,385,000	4,436,708
Federal Home Loan Mortgage Corp.	12/15/2017	1.00%	5,000,000	5,026,575
Federal Home Loan Mortgage Corp.	04/09/2018	0.75%	15,000,000	15,017,280
Federal National Mortgage Association	08/28/2017	0.88%	6,000,000	6,016,572
Federal National Mortgage Association	05/06/2021	1.25%	5,500,000	5,520,614
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $55,935,085)				56,272,128

U.S. GOVERNMENT NOTES: 4.27%
United States Treasury Note	02/15/2019	0.75%	7,300,000	7,314,257
United States Treasury Note	07/31/2020	1.63%	8,830,000	9,080,066
United States Treasury Note	09/30/2020	1.38%	2,340,000	2,382,504
United States Treasury Note	01/31/2021	1.38%	5,250,000	5,342,899
United States Treasury Note	04/30/2021	1.38%	5,320,000	5,411,855
TOTAL U.S. GOVERNMENT NOTES (Cost $28,995,933)				29,531,581

SHORT TERM INVESTMENT: 3.27%
MONEY MARKET FUND: 3.27%			Shares
STIT-Government & Agency Portfolio, 0.30% (d)(e)			22,642,968	22,642,968
TOTAL MONEY MARKET FUND (Cost $22,642,968)				22,642,968
TOTAL SHORT TERM INVESTMENT (Cost $22,642,968)				22,642,968

TOTAL INVESTMENTS (Cost $560,244,307): 81.46%				563,441,755
Other Assets in Excess of Liabilities: 18.54% (f)				128,263,829
TOTAL NET ASSETS: 100.00%				$691,705,584

(a)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2016, the value of these securities total $103,251,108 which represents 14.93% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security. The rate reported is the rate in effect as of June 30, 2016.
(d)	The rate quoted is the annualized seven-day effective yield as of June 30, 2016.
(e)	All or a portion of this security is held by LCMFS Fund Limited and pledged as collateral for derivative contracts.
(f)	Includes assets pledged as collateral for derivative contracts.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Open Forward Currency Contracts | 21

LoCorr Managed Futures Strategy Fund
Consolidated Schedule of Open Forward Currency Contracts
June 30, 2016 (Unaudited)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2016	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:	See key for
	abbreviation.
$13,151,678	DB	07/20/2016	AUD	$13,160,838	USD	$13,151,678	$9,160	$—
18,965,312	BAML	09/23/2016	AUD	18,939,085	USD	18,965,312	—	(26,227)
10,531,097	DB	07/20/2016	BRL	11,299,658	USD	10,531,097	768,561	—
23,850,774	DB	07/20/2016	CAD	23,919,330	USD	23,850,774	68,556	—
6,818,709	BAML	09/23/2016	CAD	6,718,040	USD	6,818,709	—	(100,669)
29,568,227	DB	07/20/2016	CHF	29,274,923	USD	29,568,227	—	(293,304)
11,525	BAML	09/23/2016	CHF	11,321	USD	11,525	—	(204)
2,669,300	DB	07/20/2016	CLP	2,721,336	USD	2,669,300	52,036	—
4,664,779	DB	07/21/2016	COP	4,717,528	USD	4,664,779	52,749	—
6,262,313	DB	07/20/2016	CZK	6,123,625	USD	6,262,313	—	(138,688)
6,135,020	DB	07/20/2016	EUR	6,030,419	NOK	6,135,020	—	(104,601)
9,885,918	DB	07/20/2016	EUR	9,861,900	PLN	9,885,918	—	(24,018)
5,632,378	DB	07/20/2016	EUR	5,575,083	SEK	5,632,378	—	(57,295)
249,433	DB	07/20/2016	EUR	244,326	TRY	249,433	—	(5,107)
37,687,267	DB	07/20/2016	EUR	37,082,077	USD	37,687,267	—	(605,190)
9,202,499	BAML	09/23/2016	EUR	9,026,666	USD	9,202,499	—	(175,833)
35,035,444	DB	07/20/2016	GBP	33,047,144	USD	35,035,444	—	(1,988,300)
42,909,811	BAML	09/23/2016	GBP	39,336,159	USD	42,909,811	—	(3,573,652)
7,249,643	DB	07/20/2016	ILS	7,185,059	USD	7,249,643	—	(64,584)
17,818,611	DB	07/20/2016	INR	17,692,501	USD	17,818,611	—	(126,110)
28,780,492	DB	07/20/2016	JPY	29,282,674	USD	28,780,492	502,182	—
57,185,313	BAML	09/23/2016	JPY	58,800,864	USD	57,185,313	1,615,551	—
5,466,610	DB	07/20/2016	KRW	5,508,223	USD	5,466,610	41,613	—
7,470,852	DB	07/20/2016	MXN	7,527,214	USD	7,470,852	56,362	—
4,682	BAML	09/23/2016	MXN	4,771	USD	4,682	89	—
16,452,133	DB	07/20/2016	NOK	16,100,677	EUR	16,452,133	—	(351,456)
8,885,150	DB	07/20/2016	NOK	8,783,639	USD	8,885,150	—	(101,511)
21,539,091	DB	07/20/2016	NZD	21,839,619	USD	21,539,091	300,528	—
20,075,695	BAML	09/23/2016	NZD	20,126,633	USD	20,075,695	50,938	—
12,521,733	DB	07/20/2016	PLN	12,214,324	EUR	12,521,733	—	(307,409)
7,282,610	DB	07/20/2016	PLN	7,050,325	USD	7,282,610	—	(232,285)
5,792,189	DB	07/20/2016	RUB	5,872,137	USD	5,792,189	79,948	—
10,746,594	DB	07/20/2016	SEK	10,542,315	EUR	10,746,594	—	(204,279)
12,103,452	DB	07/20/2016	SEK	11,784,710	USD	12,103,452	—	(318,742)
11,669,725	DB	07/20/2016	SGD	11,734,467	USD	11,669,725	64,742	—
5,290,765	DB	07/20/2016	TRY	5,348,625	EUR	5,290,765	57,860	—
3,619,023	DB	07/20/2016	TRY	3,680,400	USD	3,619,023	61,377	—
8,380,790	DB	07/20/2016	ZAR	8,658,255	USD	8,380,790	277,465	—
Total Purchase Contracts				526,826,890		531,566,637	4,059,717	(8,799,464)

Sale Contracts:

$7,814,710	DB	07/20/2016	USD	$(7,906,936)	AUD	$(7,814,710)	$—	$(92,226)
21,573,049	BAML	09/23/2016	USD	(21,682,479)	AUD	(21,573,049)	—	(109,430)
1,610,778	DB	07/20/2016	USD	(1,719,849)	BRL	(1,610,778)	—	(109,071)
18,619,693	DB	07/20/2016	USD	(18,585,862)	CAD	(18,619,693)	33,831	—
13,999,799	BAML	09/23/2016	USD	(13,918,373)	CAD	(13,999,799)	81,426	—
49,707,782	DB	07/20/2016	USD	(49,167,516)	CHF	(49,707,782)	540,266	—
36,773,917	BAML	09/23/2016	USD	(36,370,778)	CHF	(36,773,917)	403,139	—
151,577	DB	07/20/2016	USD	(154,117)	CLP	(151,577)	—	(2,540)

The accompanying notes are an integral part of these consolidated financial statements.

22 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Open Forward Currency Contracts (continued)

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2016	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)

Sale Contracts (continued)
$2,484,304	DB	07/21/2016	USD	$(2,546,470)	COP	$(2,484,304)	$—	$(62,166)
10,283,920	DB	07/20/2016	USD	(10,172,258)	CZK	(10,283,920)	111,662	—
16,452,133	DB	07/20/2016	NOK	(16,125,539)	EUR	(16,452,133)	326,594	—
12,521,733	DB	07/20/2016	PLN	(12,227,424)	EUR	(12,521,733)	294,309	—
10,746,594	DB	07/20/2016	SEK	(10,583,773)	EUR	(10,746,594)	162,821	—
5,290,765	DB	07/20/2016	TRY	(5,286,334)	EUR	(5,290,765)	4,431	—
55,827,171	DB	07/20/2016	USD	(55,339,919)	EUR	(55,827,171)	487,252	—
30,982,350	BAML	09/23/2016	USD	(30,533,467)	EUR	(30,982,350)	448,883	—
38,327,336	DB	07/20/2016	USD	(35,696,774)	GBP	(38,327,336)	2,630,562	—
57,998,104	BAML	09/23/2016	USD	(53,908,512)	GBP	(57,998,104)	4,089,592	—
4,970,666	DB	07/20/2016	USD	(4,999,993)	ILS	(4,970,666)	—	(29,327)
5,950,764	DB	07/20/2016	USD	(5,932,341)	INR	(5,950,764)	18,423	—
20,894,570	DB	07/20/2016	USD	(21,433,910)	JPY	(20,894,570)	—	(539,340)
29,627,043	BAML	09/23/2016	USD	(29,478,119)	JPY	(29,627,043)	148,924	—
8,606,754	DB	07/20/2016	USD	(8,761,425)	KRW	(8,606,754)	—	(154,671)
6,606,460	DB	07/20/2016	USD	(6,780,389)	MXN	(6,606,460)	—	(173,929)
15,346,229	BAML	09/23/2016	USD	(15,366,982)	MXN	(15,346,229)	—	(20,753)
6,135,020	DB	07/20/2016	EUR	(6,035,782)	NOK	(6,135,020)	99,238	—
6,131,488	DB	07/20/2016	USD	(6,078,408)	NOK	(6,131,488)	53,080	—
7,095,276	DB	07/20/2016	USD	(7,182,396)	NZD	(7,095,276)	—	(87,120)
2,123	BAML	09/23/2016	USD	(2,133)	NZD	(2,123)	—	(10)
9,885,918	DB	07/20/2016	EUR	(9,976,605)	PLN	(9,885,918)	—	(90,687)
6,649,745	DB	07/20/2016	USD	(6,672,855)	PLN	(6,649,745)	—	(23,110)
3,875,253	DB	07/20/2016	USD	(3,981,170)	RUB	(3,875,253)	—	(105,917)
5,632,378	DB	07/20/2016	EUR	(5,561,079)	SEK	(5,632,378)	71,299	—
10,608,721	DB	07/20/2016	USD	(10,333,210)	SEK	(10,608,721)	275,511	—
1,690,667	DB	07/20/2016	USD	(1,699,679)	SGD	(1,690,667)	—	(9,012)
249,433	DB	07/20/2016	EUR	(252,783)	TRY	(249,433)	—	(3,350)
4,132,213	DB	07/20/2016	USD	(4,213,090)	TRY	(4,132,213)	—	(80,877)
1,970,951	DB	07/20/2016	USD	(1,984,535)	ZAR	(1,970,951)	—	(13,584)
Total Sale Contracts				(538,653,264)		(547,227,387)	10,281,243	(1,707,120)
Total Forward Currency Contracts				$(11,826,374)		$(15,660,750)	$14,340,960	$(10,506,584)
Net Unrealized Appreciation							$3,834,376

Counterparty
DB       Deutsche Bank
BAML  Bank of America Merrill Lynch

Currency abbreviations:		COP	COLOMBIAN PESO	JPY	JAPANESE YEN	RUB	RUSSIAN RUBLE
AUD	AUSTRALIAN DOLLAR	CZK	CZECH REPUBLIC KORUNA	KRW	SOUTH KOREAN WON	SEK	SWEDISH KRONA
BRL	BRAZILIAN REAL	EUR	EURO	MXN	MEXICAN PESO	SGD	SINGAPORE DOLLAR
CAD	CANADIAN DOLLAR	GBP	BRITISH POUND	NOK	NORWEGIAN KRONE	TRY	TURKISH LIRA
CHF	SWISS FRANC	ILS	ISRAELI NEW SHEQEL	NZD	NEW ZEALAND DOLLAR	USD	U.S. DOLLAR
CLP	CHILEAN PESO	INR	INDIAN RUPEE	PLN	POLISH ZLOTY	ZAR	SOUTH AFRICAN RAND

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Open Futures Contracts | 23

LoCorr Managed Futures Strategy Fund
Consolidated Schedule of Open Futures Contracts
June 30, 2016 (Unaudited)

Description	Notional Amount	Number of Contracts Purchased (Sold)	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
10 Yr Mini JGB	$2,663,962	18	Sep-16	$10,341	$—
3 Mo Euro Euribor	209,994,146	754	Dec-17	172,170	—
90 Day Euro	48,411,188	195	Mar-17	114,378	—
90 Day Euro	62,788,275	253	Jun-17	200,755	—
90 Day Euro	38,203,550	154	Sep-17	123,362	—
90 Day Euro	212,730,375	858	Dec-17	36,527	—
90 Day Euro	24,535,913	99	Mar-18	95,681	—
90 Day Sterling	50,752,531	306	Mar-17	138,269	—
90 Day Sterling	32,839,873	198	Jun-17	105,008	—
90 Day Sterling	8,957,228	54	Sep-17	36,808	—
90 Day Sterling	189,741,489	1,144	Dec-17	809,468	—
90 Day Sterling	10,448,001	63	Mar-18	32,940	—
Aluminium (a)	1,940,219	47	Sep-16	65,874	—
Amsterdam Exchange Index	5,217,223	54	Jul-16	92,490	—
Australian 10 Yr Bond	46,217,891	455	Sep-16	560,316	—
Australian 3 Yr Bond	9,623,063	114	Sep-16	9,329	—
Australian 90 Day Bank Bill	6,683,371	9	Mar-17	—	(427)
Brent Crude (a)	13,222,860	266	Jul-16	18,415	—
Brent Crude (a)	1,053,360	21	Aug-16	26,502	—
Brent Crude (a)	252,700	5	Sep-16	5,883	—
Brent Crude (a)	204,240	4	Oct-16	4,035	—
British Pound	2,898,000	35	Sep-16	—	(20,142)
CAC 40 10 Euro Index	8,081,767	172	Jul-16	62,163	—
Canadian 10 Yr Bond	33,459,252	292	Sep-16	369,599	—
Canadian Bankers Acceptance	3,837,223	20	Jun-17	2,459	—
Cocoa (CME) (a)	5,883,994	188	Sep-16	236,431	—
Cocoa (NYBOT) (a)	385,190	13	Sep-16	—	(7,092)
Copper (NYCOM) (a)	164,663	3	Sep-16	1,356	—
Corn (a)	8,650,125	466	Dec-16	—	(974,940)
DAX Index	8,583,731	32	Sep-16	218,931	—
Dow Jones Industrial Average Mini E-Cbot Index	46,062,115	517	Sep-16	373,936	—
Euro-Bobl	230,104,539	1,552	Sep-16	1,534,432	—
Euro-BTP	30,069,804	190	Sep-16	252,483	—
Euro-Bund	35,979,669	194	Sep-16	299,597	—
Euro-Buxl 30 Yr Bond	8,707,580	40	Sep-16	90,468	—
Euro-OAT	45,144,679	253	Sep-16	866,067	—
Euro-Schatz	206,942,803	1,664	Sep-16	386,885	—
Euro-Stoxx 50 Index	4,213,905	133	Sep-16	159,535	—
FTSE 100 Index	18,895,490	221	Sep-16	834,502	—
FTSE Bursa Malaysia KLCI Index	369,131	18	Jul-16	3,919	—
Gasoline RBOB (a)	14,250,340	226	Jul-16	—	(782,108)
Gasoline RBOB (a)	63,311	1	Aug-16	—	(834)
Gasoline RBOB (a)	118,633	2	Sep-16	—	(302)
Gold (a)	20,337,240	154	Aug-16	1,103,739	—
Hang Seng Index	10,935,068	81	Jul-16	243,348	—
Heating Oil (a)	11,567,199	185	Jul-16	—	(95,224)
Heating Oil (a)	886,880	14	Aug-16	17,488	—
Heating Oil (a)	128,260	2	Sep-16	2,651	—
H-Shares Index	1,349,557	24	Jul-16	7,206	—
IBEX 35 Index	1,262,703	14	Jul-16	48,331	—
Japanese 10 Yr Bond	69,599,961	47	Sep-16	298,150	—

The accompanying notes are an integral part of these consolidated financial statements.

24 | LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Open Futures Contracts (continued)

Description	Notional Amount	Number of Contracts Purchased (Sold)	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts (continued)
Japanese Yen	$2,669,425	22	Sep-16	$—	$(17,826)
KOSPI 200 Index	2,650,627	25	Sep-16	7,300	—
Long Gilt	25,829,027	151	Sep-16	601,665	—
Low Sulphur Gasoil (a)	13,209,000	296	Aug-16	—	(113,304)
Low Sulphur Gasoil (a)	585,325	13	Sep-16	—	(2,942)
MSCI Singapore Index	1,955,007	83	Jul-16	31,610	—
MSCI Taiwan Index	2,286,000	72	Jul-16	36,341	—
Nasdaq 100 E-Mini Index	10,753,080	122	Sep-16	301,871	—
Natural Gas (a)	614,040	21	Jul-16	43,234	—
Natural Gas (a)	678,040	23	Sep-16	13,207	—
Natural Gas (a)	1,048,900	34	Oct-16	47,426	—
Nikkei 225 Index (SGX)	2,861,086	38	Sep-16	29,939	—
Russell 2000 Mini Index	27,881,820	243	Sep-16	305,213	—
S&P/TSX 60 Index	8,193,738	65	Sep-16	113,510	—
S&P500 E-Mini Index	50,582,840	484	Sep-16	560,604	—
SGX Nifty 50 Index	266,736	16	Jul-16	486	—
Silver (a)	19,554,150	210	Sep-16	875,191	—
Soybean (a)	18,509,663	321	Nov-16	748,600	—
Soybean Meal (a)	7,097,700	177	Dec-16	235,039	—
Soybean Oil (a)	865,890	45	Dec-16	—	(23,642)
SPI 200 Index	10,133,200	105	Sep-16	21,479	—
Sugar (a)	7,582,277	333	Sep-16	650,177	—
Swiss Franc	641,500	5	Sep-16	—	(2,297)
Tokyo Price Index	241,224	2	Sep-16	3,334	—
U.S. 10 Yr Note	119,021,016	895	Sep-16	1,829,375	—
U.S. 2 Yr Note	95,627,063	436	Sep-16	526,160	—
U.S. 5 Yr Note	133,036,665	1,089	Sep-16	422,418	—
U.S. Long Bond	49,290,313	286	Sep-16	1,504,587	—
U.S. Ultra Bond	186,375	1	Sep-16	—	(345)
VSTOXX Mini Index	122,400	43	Jul-16	—	(3,361)
Wti Crude (a)	8,844,390	183	Jul-16	—	(127,802)
Wti Crude (a)	980,200	20	Aug-16	29,722	—
Wti Crude (a)	247,950	5	Sep-16	8,871	—
Wti Crude (a)	150,390	3	Oct-16	2,774	—
Zinc (a)	6,108,125	116	Sep-16	536,170	—
Total Purchase Contracts				19,558,530	(2,172,588)

Sale Contracts:
Australian 90 Day Bank Bill	$742,651	(1)	Jun-17	$—	$(38)
Australian Dollar	519,680	(7)	Sep-16	426	—
Brent Crude (a)	298,260	(6)	Jul-16	6,522	—
CAC 40 10 Euro Index	234,935	(5)	Jul-16	—	(4,272)
Canadian Bankers Acceptance	767,406	(4)	Mar-17	—	(102)
Canadian Dollar	539,840	(7)	Sep-16	—	(13)
CBOE Volatility Index	407,400	(24)	Jul-16	10,954	—
Coffee (a)	2,949,413	(54)	Sep-16	—	(372,189)
Copper (LME) (a)	11,877,600	(98)	Sep-16	—	(732,791)
Copper (NYCOM) (a)	219,550	(4)	Sep-16	—	(1,783)
Corn (a)	6,348,375	(342)	Dec-16	383,341	—
Cotton No.2 (a)	1,636,335	(51)	Dec-16	—	(36,561)
DAX Index	536,483	(2)	Sep-16	—	(3,803)
Dollar	14,141,841	(147)	Sep-16	—	(338,944)
Dow Jones Industrial Average Mini E-Cbot Index	623,665	(7)	Sep-16	—	(9,308)
Euro	1,110,750	(8)	Sep-16	1,261	—
Euro-Stoxx 50 Index	475,252	(15)	Sep-16	—	(5,863)
FTSE/JSE Top 40 Index	1,261,434	(40)	Sep-16	—	(3,006)
Gold (a)	1,716,780	(13)	Aug-16	—	(20,754)

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Schedule of Open Futures Contracts (continued) | 25

Description	Notional Amount	Number of Contracts Purchased (Sold)	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)

Sale Contracts (continued)
Hang Seng Index	$6,210,039	(46)	Jul-16	$—	$(255,798)
Hard Red Wheat (a)	1,626,625	(77)	Sep-16	155,863	—
Hard Red Wheat (a)	3,246,188	(145)	Dec-16	423,869	—
Lead (a)	268,313	(6)	Sep-16	—	(17,879)
Lean Hogs (a)	166,550	(5)	Aug-16	9,188	—
Live Cattle (a)	1,148,250	(25)	Aug-16	12,619	—
Nasdaq 100 E-Mini Index	1,057,680	(12)	Sep-16	—	(15,586)
Natural Gas (a)	7,017,600	(240)	Jul-16	—	(904,806)
Natural Gas (a)	729,500	(25)	Aug-16	—	(47,097)
Nickel (a)	169,956	(3)	Sep-16	—	(18,656)
Nikkei 225 Index (OSE)	16,434,707	(109)	Sep-16	652,704	—
Nikkei 225 Index (SGX)	376,459	(5)	Sep-16	1,882	—
Palladium (a)	477,880	(8)	Sep-16	—	(44,570)
Platinum (a)	1,741,310	(34)	Oct-16	—	(59,989)
S&P500 E-Mini Index	313,530	(3)	Sep-16	—	(3,523)
Soybean Oil (a)	2,251,314	(117)	Dec-16	—	(5,655)
Tokyo Price Index	15,076,502	(125)	Sep-16	646,591	—
Wheat (a)	1,158,300	(52)	Sep-16	20,931	—
Wheat (a)	8,448,825	(363)	Dec-16	672,321	—
Wti Crude (a)	144,990	(3)	Jul-16	2,124	—
Total Sale Contracts				3,000,596	(2,902,986)
Total Futures Contracts				$22,559,126	$(5,075,574)
Net Unrealized Appreciation				$17,483,552

(a)    Contract held by LCMFS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

26 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

LoCorr Long/Short Commodities Strategy Fund

Composition of Consolidated Investment Portfolio1
June 30, 2016 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2016 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 13.23%
AEP Texas Central Transition Funding II LLC, 2006-2	01/01/2020	5.17%	$475,032	$489,109
American Express Credit Account Master Trust
Series 2012-1 A (c)	01/15/2020	0.71%	200,000	200,117
Series 2014-3 A	04/15/2020	1.49%	500,000	503,846
Series 2013-2 A (c)	05/17/2021	0.86%	200,000	200,145
AmeriCredit Automobile Receivables Trust, 2013-5 A3	09/10/2018	0.90%	59,447	59,443
Cabela’s Credit Card Master Note Trust
Series 2011-4A A1 (Acquired 08/25/2015 through 01/27/2016, Cost, $551,238) (a)	10/15/2019	1.90%	550,000	551,091
Series 2012-1A A2 (Acquired 03/24/2016, Cost, $749,648) (a)(c)	02/18/2020	0.97%	750,000	749,675
Series 2012-1A A1 (Acquired 03/11/2016, Cost, $651,057) (a)	02/18/2020	1.63%	650,000	652,211
Series 2012-II (Acquired 02/04/2016, Cost, $601,141) (a)	06/15/2020	1.45%	600,000	601,072
California Republic Auto Receivables Trust
Series 2013-2 A2	03/15/2019	1.23%	170,956	170,966
Series 2016-2 A2	03/15/2019	1.34%	500,000	500,279
Series 2015-1 A3	04/15/2019	1.33%	800,000	800,533
Capital Auto Receivables Asset Trust
Series 2013-3 A3	12/20/2017	1.31%	22,288	22,290
Series 2015-1 A2	06/20/2018	1.42%	500,000	500,872
Capital One Multi-Asset Execution Trust
Series 2006-A11 (c)	06/15/2019	0.53%	225,000	224,954
Series 2016-1 (c)	02/15/2022	0.90%	530,000	530,915
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	183,005	186,844
CenterPoint Energy Transition Bond Co. II LLC, 2005-A A4	08/01/2019	5.17%	165,343	168,272
CenterPoint Energy Transition Bond Co. IV LLC, 2012-1 A1	04/15/2018	0.90%	275,611	275,525
Chase Issuance Trust
Series 2013-A3 (c)	04/15/2020	0.72%	300,000	299,567
Series 2012-4A	08/16/2021	1.58%	602,000	609,831
Citibank Credit Card Issuance Trust
Series 2007-A8	09/20/2019	5.65%	500,000	528,593
Series 2008-A1	02/07/2020	5.35%	250,000	267,175

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 27

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Colony American Homes
Series 2014-1A (Acquired 04/02/2014 through 05/09/2016, Cost, $684,091) (a)(c)	05/17/2031	1.60%	$687,033	$681,343
Series 2015-1C (Acquired 05/27/2015 through 04/19/2016, Cost, $457,498) (a)(c)	07/17/2032	2.40%	470,000	458,256
Discover Card Execution Note Trust
Series 2007-A1	03/16/2020	5.65%	500,000	527,745
Series 2013-A1 (c)	08/17/2020	0.74%	200,000	200,224
Series 2012-A6	01/18/2022	1.67%	450,000	457,280
Fifth Third Auto Trust, 2013-A A3	09/15/2017	0.61%	4,174	4,172
Green Tree Agency Advance Funding Trust I, 2015-T1 (Acquired 10/16/2015, Cost, $190,000) (a)	10/15/2046	2.30%	190,000	189,873
Honda Auto Receivables Owner Trust, 2013-4 A4	02/18/2020	1.04%	600,000	600,396
Huntington Auto Trust, 2015-1 A3	09/16/2019	1.24%	250,000	250,412
Hyundai Auto Receivables Trust, 2013-C A4	03/15/2019	1.55%	550,000	552,324
Invitation Homes Trust
Series 2013-SFR 1 A (Acquired 02/24/2016, Cost, $465,707) (a)(c)	12/17/2030	1.60%	475,514	473,444
Series 2013-SFR 1 A (Acquired 01/27/2016, Cost, $487,578) (a)(c)	12/17/2030	1.79%	500,000	493,933
Series 2014-SFR 2 A (Acquired 08/04/2014 and 03/03/2016, Cost, $909,776) (a)(c)	09/18/2031	1.55%	929,790	920,977
NRZ Advance Receivables Trust, 2015-T2 (Acquired 08/25/2015, Cost, $100,000) (a)	08/17/2048	3.30%	100,000	100,947
Ocwen Master Advance Receivables Trust
Series 2015-AT1 (Acquired 06/08/2016, Cost, $445,259) (a)(c)	09/17/2046	2.54%	445,000	445,029
Series 2015-AT3 (Acquired 11/06/2015, Cost, $99,999) (a)	11/15/2047	3.21%	100,000	100,424
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	07/01/2018	0.96%	243,565	243,332
Porsche Innovative Lease Owner Trust, 2015-1 (Acquired 01/27/2016, Cost, $318,027) (a)	11/21/2017	0.79%	318,724	318,646
RAMP Series Trust, 2004-RZ3 (c)	09/25/2034	2.10%	452,608	443,494
Small Business Administration Participation Certificates, 2012-20K 1	11/01/2032	2.09%	18,737	18,928
SMART ABS Series 2014-1US Trust, 2014-1US (b)	06/14/2018	0.95%	835,114	833,056
SoFi Professional Loan Program LLC, 2015-C A2 (Acquired 07/29/2015, Cost, $113,417) (a)	08/25/2033	2.51%	114,044	114,069
Susquehanna Auto Receivables Trust, 2014-1 (Acquired 12/22/2015, Cost, $124,192) (a)	02/15/2018	1.00%	124,440	124,387
SWAY Residential Trust, 2014-1 A (Acquired 02/02/2016 through 04/04/2016, Cost, $730,762) (a)(c)	01/20/2032	1.75%	743,050	738,666
Synchrony Credit Card Master Note Trust, 2014-1 A	11/15/2020	1.61%	550,000	553,455
TCF Auto Receivables Owner Trust, 2015-1 A2 (Acquired 06/03/2015, Cost, $49,358) (a)	08/15/2018	1.02%	49,361	49,327
Volkswagen Auto Loan Enhanced Trust
Series 2013-2 A3	04/20/2018	0.70%	562,520	561,686
Series 2014-1 A3	10/22/2018	0.91%	687,749	686,467
World Omni Auto Receivables Trust, 2014-A	04/15/2019	0.94%	159,897	159,770
TOTAL ASSET BACKED SECURITIES (Cost $20,339,806)				20,395,387

CORPORATE BONDS: 31.26%
Administrative and Support and Waste Management and Remediation Services: 0.16%
Mastercard, Inc.	04/01/2019	2.00%	185,000	189,705
Synchrony Financial	08/15/2017	1.88%	60,000	60,094
				249,799
Finance and Insurance: 12.92%
Aetna, Inc.	11/15/2017	1.50%	315,000	316,420
Aflac, Inc.	03/16/2020	2.40%	505,000	520,290
American Express Co.	05/22/2018	1.55%	270,000	271,336
American International Group, Inc.	08/15/2020	3.38%	500,000	524,585
Bank of America Corp.	05/01/2018	5.65%	880,000	943,050
Bank of Montreal (Acquired 12/04/2014 through 01/05/2016, Cost, $201,079) (a)(b)	01/30/2017	1.95%	200,000	201,269
BB&T Corp.	01/12/2018	1.45%	80,000	80,315
BB&T Corp.	01/15/2020	2.45%	350,000	359,754
Berkshire Hathaway Finance Corp.	08/15/2018	2.00%	175,000	178,865
Berkshire Hathaway Finance Corp.	01/15/2021	4.25%	250,000	278,046
BNP Paribas (b)	08/20/2018	2.70%	245,000	250,974
Capital One Financial Corp.	04/24/2019	2.45%	500,000	507,680
Caterpillar Financial Services Corp.	09/06/2018	2.45%	125,000	128,727
Charles Schwab Corp./The	03/10/2018	1.50%	500,000	504,697
Citigroup, Inc.	07/30/2018	2.15%	895,000	905,909
Citizens Bank NA	03/14/2019	2.50%	565,000	573,045
Cooperatieve Rabobank UA (b)	01/19/2017	3.38%	40,000	40,517
Cooperatieve Rabobank UA (b)	01/14/2019	2.25%	219,000	223,217
Deutsche Bank AG (b)	02/13/2019	2.50%	70,000	70,141
Dragon 2012 LLC	03/12/2024	1.97%	17,154	17,422
Fifth Third Bancorp	06/01/2018	4.50%	260,000	273,660
Ford Motor Credit Company LLC	11/04/2019	2.60%	455,000	465,501
General Motors Financial Co., Inc.	05/09/2019	2.40%	500,000	501,393

The accompanying notes are an integral part of these consolidated financial statements.

28 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Goldman Sachs Group, Inc./The	04/01/2018	6.15%	$465,000	$501,035
Goldman Sachs Group, Inc./The	02/25/2021	2.88%	535,000	548,491
Heineken NV (Acquired 07/28/2015 through 01/05/2016, Cost, $314,331) (a)(b)	10/01/2017	1.40%	315,000	316,453
Helios Leasing I LLC	05/29/2024	2.02%	17,322	17,621
Helios Leasing I LLC	07/24/2024	1.73%	17,789	17,893
Helios Leasing I LLC	09/28/2024	1.56%	17,711	17,676
HSBC Holdings PLC (b)	04/05/2021	5.10%	215,000	237,232
ING Bank NV (Acquired 03/15/2016, Cost, $399,884) (a)(b)	03/22/2019	2.30%	400,000	406,872
John Deere Capital Corp.	04/13/2017	5.50%	190,000	196,694
JPMorgan Chase & Co.	03/22/2019	1.85%	335,000	338,471
JPMorgan Chase & Co.	01/23/2020	2.25%	510,000	517,014
KeyBank National Association	11/01/2017	5.70%	27,000	28,461
Keycorp	12/13/2018	2.30%	130,000	132,119
Lincoln National Corp.	02/15/2020	6.25%	180,000	202,377
Metropolitan Life Global Funding I (Acquired 06/16/2016, Cost, $504,906) (a)	04/14/2020	2.00%	500,000	505,399
Morgan Stanley	12/28/2017	5.95%	90,000	95,710
Morgan Stanley	07/24/2020	5.50%	535,000	600,332
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	17,774	17,865
National Rural Utilities Cooperative Finance Corp.	02/01/2019	2.15%	500,000	510,861
Nomura Holdings, Inc. (b)	03/19/2019	2.75%	90,000	92,101
Phoenix 2012 LLC	07/03/2024	1.61%	17,953	17,964
PNC Bank NA	10/18/2019	2.40%	500,000	513,429
Pricoa Global Funding I (Acquired 09/14/2015, Cost, $149,934) (a)	09/21/2018	1.90%	150,000	152,260
Principal Life Global Funding II (Acquired 11/17/2015, Cost, $338,476) (a)	10/15/2018	2.25%	335,000	341,602
Prudential Financial, Inc.	06/15/2019	7.38%	215,000	249,434
Realty Income Corp.	01/31/2018	2.00%	75,000	75,624
Royal Bank of Canada (b)	07/27/2018	2.20%	215,000	219,223
Santander UK PLC (b)	08/23/2018	3.05%	500,000	511,819
Societe Generale SA (Acquired 04/04/2016, Cost, $499,625) (a)(b)	04/08/2021	2.50%	500,000	509,162
State Street Bank & Trust Co.	10/15/2018	5.25%	20,000	21,605
State Street Corp.	08/18/2020	2.55%	305,000	316,502
SunTrust Banks, Inc.	11/01/2018	2.35%	420,000	426,543
Tagua Leasing LLC	11/16/2024	1.58%	18,226	18,203
Trinity Acquisition PLC (b)	09/15/2021	3.50%	335,000	347,258
UBS AG (b)	12/20/2017	5.88%	365,000	387,692
UnitedHealth Group, Inc.	10/15/2020	3.88%	400,000	439,555
Visa, Inc.	12/14/2020	2.20%	460,000	474,297
Voya Financial, Inc.	02/15/2018	2.90%	237,000	241,435
WellPoint, Inc.	01/15/2018	1.88%	200,000	201,132
Wells Fargo & Co.	01/16/2018	1.50%	490,000	492,744
Wells Fargo & Co.	04/22/2019	2.13%	510,000	520,981
				19,915,954
Information: 4.25%
21st Century Fox America, Inc.	02/15/2021	4.50%	185,000	206,553
America Movil SAB de CV (b)	09/08/2016	2.38%	65,000	65,191
America Movil SAB de CV (b)	03/30/2020	5.00%	500,000	554,012
AT&T, Inc.	03/11/2019	2.30%	955,000	975,325
CA, Inc.	08/15/2018	2.88%	455,000	464,083
CBS Corp.	04/15/2020	5.75%	500,000	572,114
Charter Communications Operating LLC / Charter Communications Operating Capital (Acquired 12/14/2015 through 04/14/2016, Cost, $406,554) (a)	07/23/2020	3.58%	400,000	418,178
Comcast Corp.	02/15/2018	5.88%	435,000	468,489
Discovery Communications LLC	08/15/2019	5.63%	415,000	457,401
Hewlett-Packard Co. (Acquired 09/30/2015 through 04/14/2016, Cost, $503,742) (a)	10/05/2018	2.85%	497,000	508,958
Microsoft Corp.	12/06/2018	1.63%	250,000	254,356
Oracle Corp.	04/15/2018	5.75%	230,000	248,986
Oracle Corp.	01/15/2019	2.38%	165,000	169,880
Total System Services, Inc.	06/01/2018	2.38%	45,000	45,347
Verizon Communications, Inc.	09/14/2018	3.65%	560,000	588,446
Vodafone Group PLC (b)	02/19/2018	1.50%	435,000	434,771
Walt Disney Co./The	09/17/2018	1.50%	120,000	121,830
				6,553,920

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 29

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Manufacturing: 8.09%
ABB Finance USA, Inc.	05/08/2017	1.63%	$250,000	$251,060
AbbVie, Inc.	05/14/2018	1.80%	500,000	503,509
Altria Group, Inc.	01/14/2020	2.63%	500,000	519,773
Anheuser-Busch InBev Finance, Inc.	01/17/2018	1.25%	255,000	255,247
Anheuser-Busch InBev Finance, Inc.	02/01/2021	2.65%	250,000	259,254
Apple, Inc.	05/06/2019	2.10%	500,000	514,556
Becton, Dickinson & Co.	12/15/2017	1.80%	270,000	272,207
Becton, Dickinson & Co.	12/15/2019	2.68%	225,000	231,420
Bunge Ltd. Finance Corp.	11/24/2020	3.50%	500,000	524,109
Celgene Corp.	08/15/2018	2.13%	500,000	507,473
Chevron Corp.	12/05/2017	1.10%	175,000	175,289
Cisco Systems, Inc.	06/15/2018	1.65%	500,000	506,501
Eastman Chemical Co.	01/15/2020	2.70%	275,000	282,828
Ecolab, Inc.	12/08/2016	3.00%	30,000	30,257
Ecolab, Inc.	12/08/2017	1.45%	200,000	200,350
General Electric Capital Corp.	05/01/2018	5.63%	370,000	401,118
General Electric Capital Corp.	08/07/2019	6.00%	410,000	469,664
HJ Heinz Co. (Acquired 06/23/2015 through 06/27/2016, Cost, $402,470) (a)	07/02/2018	2.00%	400,000	405,027
Ingersoll-Rand Global Holding Co., Ltd.	01/15/2019	2.88%	500,000	517,801
Intel Corp.	12/15/2017	1.35%	160,000	160,948
Johnson Controls, Inc.	11/02/2017	1.40%	395,000	396,233
Kellogg Co.	05/21/2018	3.25%	500,000	518,750
Kraft Foods Group, Inc.	06/05/2017	2.25%	30,000	30,275
Merck & Co., Inc.	05/18/2018	1.30%	425,000	429,035
Mondelez International, Inc.	02/01/2019	2.25%	340,000	347,414
Newell Brands, Inc.	03/29/2019	2.60%	500,000	513,090
PepsiCo, Inc.	10/14/2020	2.15%	450,000	462,580
Philip Morris International, Inc.	02/25/2019	1.38%	425,000	428,304
Qualcomm, Inc.	05/18/2018	1.40%	430,000	433,823
Reynolds American, Inc.	06/12/2020	3.25%	500,000	528,541
Sherwin-Williams Co./The	12/15/2017	1.35%	65,000	65,121
Suncor Energy, Inc. (b)	06/01/2018	6.10%	50,000	54,068
Toyota Motor Credit Corp.	05/22/2017	1.75%	70,000	70,547
Toyota Motor Credit Corp.	10/24/2018	2.00%	500,000	509,713
Tyco Electronics Group SA (b)	12/17/2018	2.38%	110,000	111,628
Tyson Foods, Inc.	08/15/2019	2.65%	500,000	513,672
Wm Wrigley Jr. Co. (Acquired 08/14/2015, Cost, $65,962) (a)	10/21/2019	2.90%	65,000	67,547
				12,468,732
Mining, Quarrying, and Oil and Gas Extraction: 0.42%
BHP Billiton Finance Ltd. (b)	02/24/2017	1.63%	35,000	35,098
Occidental Petroleum Corp.	02/15/2018	1.50%	165,000	165,601
Phillips 66	05/01/2017	2.95%	130,000	131,903
Shell International Finance BV (b)	03/22/2017	5.20%	100,000	103,122
Total Capital International (b)	06/28/2017	1.55%	215,000	216,118
				651,842
Professional, Scientific, and Technical Services: 0.60%
Biogen, Inc.	09/15/2020	2.90%	500,000	521,078
International Business Machines Corp.	05/17/2019	1.80%	390,000	396,844
				917,922
Public Administration: 0.01%
Safina Ltd. (b)	01/15/2022	1.55%	15,434	15,486

Real Estate and Rental and Leasing: 0.35%
Air Lease Corp.	06/01/2021	3.38%	350,000	358,739
ERAC USA Finance LLC (Acquired 12/14/2015, Cost, $100,961) (a)	11/01/2018	2.80%	100,000	102,487
Health Care REIT, Inc.	04/01/2019	4.13%	35,000	37,031
Ventas Realty LP / Ventas Capital Corp.	02/15/2018	2.00%	45,000	45,230
				543,487
Retail Trade: 2.10%
Amazon.com, Inc.	11/29/2017	1.20%	70,000	70,248
Amazon.com, Inc.	12/05/2019	2.60%	500,000	521,530
BP Capital Markets (b)	05/05/2017	1.85%	20,000	20,113
BP Capital Markets (b)	09/26/2018	2.24%	490,000	500,312
CVS Health Corp.	12/05/2018	2.25%	450,000	460,319

The accompanying notes are an integral part of these consolidated financial statements.

30 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
eBay, Inc.	03/09/2018	2.50%	$500,000	$509,125
Home Depot, Inc./The	06/15/2019	2.00%	215,000	221,033
Hyundai Capital America (Acquired 10/27/2015, Cost, $504,252) (a)	10/30/2018	2.40%	500,000	506,983
Walgreens Boots Alliance, Inc.	11/17/2017	1.75%	133,000	133,949
Walgreens Boots Alliance, Inc.	11/18/2019	2.70%	290,000	299,629
				3,243,241
Transportation and Warehousing: 0.19%
Burlington Northern Santa Fe LLC	03/15/2018	5.75%	105,000	113,172
Carnival Corp. (b)	12/15/2017	1.88%	125,000	126,157
Spectra Energy Partners, LP	09/25/2018	2.95%	50,000	50,959
				290,288
Utilities: 0.81%
Exelon Generation Co., LLC	10/01/2019	5.20%	500,000	553,233
Northern States Power Co.	08/15/2020	2.20%	165,000	170,508
Sempra Energy	04/01/2017	2.30%	25,000	25,207
Southern Power Co.	06/01/2018	1.50%	500,000	502,499
				1,251,447
Wholesale Trade: 1.36%
B.A.T. International Finance PLC (Acquired 01/15/2016, Cost, $176,138) (a)(b)	06/07/2017	2.13%	175,000	176,472
Cardinal Health, Inc.	11/15/2019	2.40%	500,000	512,422
LyondellBasell Industries NV (b)	04/15/2019	5.00%	500,000	541,192
McKesson Corp.	03/15/2019	2.28%	410,000	419,202
Procter & Gamble Co./The	02/15/2019	4.70%	90,000	98,648
Procter & Gamble Co./The	02/02/2021	1.85%	105,000	107,634
Sysco Corp.	10/01/2020	2.60%	225,000	232,326
				2,087,896
TOTAL CORPORATE BONDS (Cost $47,702,919)				48,190,014

FOREIGN GOVERNMENT BONDS: 0.19%
European Investment Bank (b)	03/15/2018	1.00%	180,000	180,564
European Investment Bank (b)	08/15/2018	1.13%	100,000	100,467
Petroleos Mexicanos (b)	12/20/2022	2.00%	16,250	16,524
TOTAL FOREIGN GOVERNMENT BONDS (Cost $294,672)				297,555

MORTGAGE BACKED SECURITIES: 13.80%
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PWR14 A4	12/11/2038	5.20%	235,379	236,760
Series 2006-TOP24 A4	10/12/2041	5.54%	9,682	9,711
BXHTL Mortgage Trust, 2015-JWRZ (Acquired 05/10/2016, Cost, $734,063) (a)(c)	05/15/2029	1.67%	750,000	747,467
Citigroup Commercial Mortgage Trust
Series 2016-GC37 A1	04/12/2049	1.64%	687,432	692,926
Series 2006-C5 A4	10/18/2049	5.43%	24,565	24,613
Commercial Mortgage Pass-Through Certificates, 2012-CRE3 A1	10/17/2045	0.67%	1,167	1,167
Commercial Mortgage Trust
Series 2014-BBG A (Acquired 03/09/2016, Cost, $658,547) (a)(c)	03/15/2029	1.24%	675,000	663,434
Series 2007-GG9 A4	03/10/2039	5.44%	817,560	825,073
Series 2012-CR4 A2 (c)	10/17/2045	1.80%	200,000	200,383
Series 2007-GG11 A4	12/10/2049	5.74%	794,126	824,653
CSMC Trust, 2015-2 A2 (Acquired 04/30/2015, Cost, $97,379) (a)	02/25/2045	3.00%	96,033	97,296
Fannie Mae Aces
Series 2013-M1 ASQ2	11/25/2016	1.07%	14,454	14,446
Series 2014-M13 ASQ2	11/25/2017	1.64%	395,295	397,610
Series 2012-M9	12/25/2017	1.51%	300,870	302,181
Series 2015-M1 ASQ2	02/25/2018	1.63%	349,095	351,903
Series 2013-M7 ASQ2	03/25/2018	1.23%	63,060	63,144
Series 2014-M8 FA (c)	05/25/2018	0.71%	219,231	218,595
Series 2014-M10 ASQ2 (c)	09/25/2019	2.17%	270,000	277,803
Series 2010-M3 A3 (c)	03/25/2020	4.33%	324,967	354,453
Fannie Mae Connecticut Avenue Securities
Series 2014-C01 M1 (c)	01/25/2024	2.05%	141,482	141,394
Series 2014-C02 1M1 (c)	05/28/2024	1.40%	230,984	229,407
Series 2014-C03 1M1 (c)	07/25/2024	1.65%	191,140	191,647
Series 2015-C03 2M1 (c)	07/25/2025	1.95%	397,077	398,988
Series 2016-C03 (c)	10/25/2028	2.65%	493,893	498,991

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) | 31

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
Fannie Mae Pool	07/01/2017	1.50%	$35,000	$35,114
FHLMC Multifamily Structured Pass Through Certificates
Series K-701 (c)	11/25/2017	3.88%	50,000	51,527
Series K-703	05/25/2018	2.70%	498,510	510,496
Series K-705 (c)	09/25/2018	2.30%	285,000	292,243
Series K-708	01/25/2019	2.13%	30,000	30,722
Series K709 A2	03/25/2019	2.09%	25,000	25,604
Series K710 A2	05/25/2019	1.88%	50,000	50,980
Series KP02 A2 (c)	04/25/2021	2.36%	920,000	943,708
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2013-DN2 M1 (c)	11/27/2023	1.90%	133,358	133,936
Series 2015-HQA1 (c)	03/27/2028	1.70%	603,343	603,343
Series 2016-DNA2 (c)	10/25/2028	1.69%	491,770	491,770
FREMF Mortgage Trust
Series 2011-K704 (Acquired 03/01/2016, Cost, $414,596) (a)(c)	10/25/2030	4.69%	400,000	417,392
Series 2011-K702 (Acquired 06/16/2016, Cost, $547,091) (a)(c)	04/25/2044	4.93%	525,000	547,353
Series 2012-K708 (Acquired 04/21/2015, Cost, $156,688) (a)(c)	02/25/2045	3.88%	150,000	154,988
Series 2013-K502 (Acquired 05/06/2015, Cost, $126,583) (a)(c)	03/25/2045	2.74%	125,000	125,336
Series 2013-KF02 (Acquired 04/06/2015, Cost, $53,953) (a)(c)	12/25/2045	3.45%	52,589	51,989
GAHR Commercial Mortgage Trust, 2015-NRF AFL1 (Acquired 05/07/2015, Cost, $129,132)(a)(c)	12/15/2034	1.74%	128,809	128,891
GP Portfolio Trust 2014-GGP, 2014-GPP (Acquired 04/29/2016, Cost, $873,728) (a)(c)	02/16/2027	1.39%	878,946	872,874
GS Mortgage Securities Trust
Series 2014-GSFL A (Acquired 08/06/2014, Cost, $81,995) (a)(c)	07/15/2031	1.44%	81,995	81,944
Series 2006-GG8 A4	11/14/2039	5.56%	11,204	11,234
Series 2011-GC5 A2	08/10/2044	3.00%	22,055	22,057
Series 2007-GG10 A4 (c)	08/10/2045	5.99%	174,450	178,739
JP Morgan Mortgage Trust, 2016-1 (Acquired 06/09/2016, Cost, $411,372) (a)	05/25/2046	3.50%	400,000	411,643
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12	07/17/2045	2.42%	200,000	204,133
Series 2014-C25	11/18/2047	1.52%	482,682	484,959
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2 (Acquired 01/26/2016, Cost, $308,816) (a)	11/18/2043	3.62%	300,000	307,280
Series 2012-C8 ASB	10/17/2045	2.38%	50,000	51,368
Series 2011-C3 A3 (Acquired 08/26/2015 though 03/03/2016, Cost, $786,672) (a)	02/16/2046	4.39%	750,000	783,091
Series 2011-C4 A3 (Acquired 04/18/2016, Cost, $1,240,960) (a)	07/17/2046	4.11%	1,189,448	1,243,903
Series 2007-CIBC20 A4 (c)	02/12/2051	5.79%	198,820	206,418
LB Commercial Mortgage Trust, 2007-C3 A4B	07/15/2044	5.52%	29,972	30,974
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	09/15/2039	5.37%	12,770	12,780
MASTR Asset Securitization Trust
Series 2003-2	03/25/2018	5.00%	78,060	78,013
Series 2004-1	02/25/2019	4.50%	111,980	112,297
Morgan Stanley Capital I Trust, 2006-IQ12 A4	12/15/2043	5.33%	11,758	11,789
Morgan Stanley Re-REMIC Trust, 2010-R1 3A (Acquired 05/05/2016, Cost, $460,286) (a)(c)	07/26/2035	2.95%	458,638	454,036
New Residential Mortgage Loan Trust
Series 2015-1 (Acquired 03/09/2016 through 04/19/2016, Cost, $475,581) (a)	05/28/2052	3.75%	463,831	474,060
Series 2014-2 (Acquired 02/18/2016, Cost, $328,251) (a)(c)	05/25/2054	3.75%	319,366	331,594
Series 2016-1 (Acquired 03/29/2016, Cost, $470,696) (a)	03/25/2056	3.75%	457,139	477,543
Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, 2005-1 (c)	02/25/2035	1.31%	200,000	193,049
SBA Tower Trust, 2012-1 (Acquired 09/03/2014, Cost, $40,845) (a)	12/15/2042	2.93%	40,000	40,070
Sequoia Mortgage Trust, 2015-3 (Acquired 06/19/2015, Cost, $141,364) (a)(c)	07/25/2045	3.50%	139,637	142,110
UBS-Citigroup Commercial Mortgage Trust, 2011-C1 A2	01/12/2045	2.80%	200,000	200,361
Vornado DP LLC Trust, 2010-VN0 (Acquired 03/01/2016, Cost, $484,626) (a)	09/14/2028	2.97%	474,024	488,072
Wells Fargo Commercial Mortgage Trust
Series 2015-C26 A1	02/18/2048	1.45%	120,004	120,381
Series 2015-LC22 A1	09/17/2058	1.64%	212,945	214,361
Series 2016-C33 A1	03/17/2059	1.78%	371,217	375,105
WFRBS Commercial Mortgage Trust, 2012-C8	08/17/2045	1.88%	295,000	296,810
TOTAL MORTGAGE BACKED SECURITIES (Cost $21,223,661)				21,272,485

MUNICIPAL BONDS: 0.33%
City of Huntsville, AL	09/01/2016	2.41%	40,000	40,116
City of Lubbock, TX	02/15/2018	4.44%	25,000	26,551
County of Berks, PA	11/15/2016	1.01%	25,000	25,031
County of Forsyth, NC	04/01/2020	3.55%	30,000	32,384

The accompanying notes are an integral part of these consolidated financial statements.

32 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MUNICIPAL BONDS (continued)
Maricopa County School District No. 28 Kyrene Elementary	07/01/2019	5.38%	$15,000	$16,978
North Carolina Eastern Municipal Power Agency	07/01/2018	2.00%	60,000	60,742
Rosemount-Apple Valley-Eagan Independent School District No. 196	02/01/2019	5.00%	25,000	27,525
St. Paul Housing & Redevelopment Authority	07/01/2018	1.84%	60,000	60,661
State of Hawaii	02/01/2017	3.73%	25,000	25,480
State of Mississippi	11/01/2017	1.35%	30,000	30,224
State of Ohio	04/01/2018	3.66%	45,000	47,323
State of Tennessee	05/01/2017	3.82%	25,000	25,686
State of Texas	10/01/2017	2.50%	25,000	25,607
State of Washington	02/01/2017	3.04%	40,000	40,586
University of Texas System	08/15/2018	3.81%	25,000	26,547
TOTAL MUNICIPAL BONDS (Cost $504,661)				511,441

U.S. GOVERNMENT AGENCY ISSUES: 6.85%
Federal Farm Credit Banks Funding Corp.	03/03/2017	0.65%	500,000	500,325
Federal Farm Credit Banks Funding Corp.	09/14/2018	0.88%	1,150,000	1,152,820
Federal Home Loan Banks	03/24/2017	0.75%	500,000	500,961
Federal Home Loan Banks	06/14/2019	1.63%	1,750,000	1,789,608
Federal Home Loan Banks	02/18/2021	1.38%	985,000	996,615
Federal Home Loan Mortgage Corp.	11/28/2016	0.60%	500,000	500,269
Federal Home Loan Mortgage Corp.	09/29/2017	1.00%	2,344,000	2,355,214
Federal Home Loan Mortgage Corp.	04/15/2019	1.13%	875,000	882,435
Federal National Mortgage Association	11/15/2016	1.38%	150,000	150,517
Federal National Mortgage Association	06/12/2017	5.38%	500,000	522,218
Federal National Mortgage Association	05/06/2021	1.25%	1,100,000	1,104,123
Ginnie Mae II Pool	07/20/2060	5.31%	22,188	23,662
Ginnie Mae II Pool	07/20/2062	4.56%	23,297	24,912
Ginnie Mae II Pool	08/20/2062	4.12%	49,701	52,761
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $10,502,355)				10,556,440

U.S. GOVERNMENT NOTES: 5.10%
United States Treasury Note	11/30/2017	0.88%	3,000,000	3,012,423
United States Treasury Note	06/15/2018	1.13%	1,500,000	1,515,058
United States Treasury Note	02/15/2019	0.75%	1,500,000	1,502,929
United States Treasury Note	02/28/2021	1.13%	300,000	302,109
United States Treasury Note	04/30/2021	1.38%	1,500,000	1,525,899
TOTAL U.S. GOVERNMENT NOTES (Cost $7,801,214)				7,858,418

SHORT TERM INVESTMENTS: 8.26%
U.S. GOVERNMENT AGENCY ISSUES: 3.96%
Federal Home Loan Banks	11/23/2016	0.63%	2,585,000	2,586,388
Federal Home Loan Mortgage Corp.	10/18/2016	5.13%	1,500,000	1,520,877
Federal Home Loan Mortgage Corp.	02/22/2017	0.88%	2,000,000	2,004,778
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $6,109,690)				6,112,043

MONEY MARKET FUND: 4.30%			Shares
STIT-Government & Agency Portfolio, 0.30%(d)(e)			6,624,691	6,624,691
TOTAL MONEY MARKET FUND (Cost $6,624,691)				6,624,691
TOTAL SHORT TERM INVESTMENTS (Cost $12,734,381)				12,736,734

TOTAL INVESTMENTS (Cost $121,103,669): 79.02%				121,818,474
Other Assets in Excess of Liabilities: 20.98% (f)				32,346,568
TOTAL NET ASSETS: 100.00%				$154,165,042

(a)
Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2016, the value of these securities total $21,424,405 which represents 13.90% of total net assets.

(b)	Foreign issued security.
(c)	Variable rate security. The rate reported is the rate in effect as of June 30, 2016.
(d)	The rate quoted is the annualized seven-day effective yield as of June 30, 2016.
(e)	All or a portion of this security is held by LCLSCS Fund Limited and pledged as collateral for swap contracts.
(f)	Includes assets pledged as collateral for swap contracts.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Swap Contracts | 33

Consolidated Schedule of Swap Contracts
June 30, 2016 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Notional	Unrealized Appreciation (Depreciation)*	Counterparty
12/20/17	LoCorr Commodities Index^	$138,100,000	$(2,892,504)	Deutsche Bank AG

^
Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures, forwards, and currency derivative contracts and other similar investments. See Notes 2 and 3.

*	Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

34 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments

LoCorr Multi-Strategy Fund

Composition of Consolidated Investment Portfolio1
June 30, 2016 (Unaudited)

1  As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2016 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 4.66%
Ares Capital Corp.	51,567	$732,251
FS Investment Corp.	40,679	368,145
Hercules Capital, Inc.	32,012	397,589
Prospect Capital Corp.	30,945	241,990
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $1,823,245)		1,739,975

CLOSED-END INVESTMENT COMPANIES: 9.37%
AllianzGI Convertible & Income Fund II	75,699	401,962
First Trust Intermediate Duration Preferred & Income Fund	25,981	612,892
Invesco Dynamic Credit Opportunities Fund	42,797	471,623
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	53,668	411,634
Nuveen Preferred & Income Term Fund	16,984	415,598
Nuveen Preferred Income Opportunities Fund	60,291	604,116
Nuveen Quality Preferred Income Fund 2	18,814	174,029
Western Asset Global High Income Fund, Inc.	41,987	407,694
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $3,362,395)		3,499,548

COMMON STOCKS: 27.28%
Construction: 5.70%
Century Communities, Inc. (a)	35,579	616,940
MasTec, Inc. (a)	67,878	1,515,037
		2,131,977
Finance and Insurance: 6.84%
Credit Acceptance Corp. (a)	7,521	1,391,987
JPMorgan Chase & Co.	5,012	311,446
LendingClub Corp. (a)	131,730	566,439

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments (continued) | 35

	Shares	Value
COMMON STOCKS (continued)
Wells Fargo & Co.	6,013	$284,595
		2,554,467
Information: 3.61%
Frontier Communications Corp.	160,947	795,078
Nexstar Broadcasting Group, Inc.	9,283	441,685
Sinclair Broadcast Group, Inc.	3,716	110,960
		1,347,723
Manufacturing: 2.25%
Tenneco, Inc. (a)	18,040	840,844

Real Estate and Rental and Leasing: 2.80%
United Rentals, Inc. (a)	15,570	1,044,747

Retail Trade: 1.21%
Tailored Brands, Inc.	35,752	452,620

Transportation and Warehousing: 3.60%
DHT Holdings, Inc. (b)	33,784	169,934
Euronav NV (b)	18,405	168,774
GasLog Partners LP (b)	10,211	193,805
Golar LNG Partners LP (b)	11,850	217,211
Scorpio Tankers, Inc. (b)	34,716	145,807
Ship Finance International Ltd. (b)	30,569	450,587
		1,346,118
Utilities: 1.27%
Spectra Energy Corp.	12,930	473,626
TOTAL COMMON STOCKS (Cost $10,410,075)		10,192,122

CONVERTIBLE PREFERRED STOCK: 2.54%
Utilities: 2.54%
Kinder Morgan, Inc./DE	19,425	948,911
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $795,314)		948,911
	Units
MASTER LIMITED PARTNERSHIPS: 14.61%
Arts, Entertainment, and Recreation: 2.26%
Cedar Fair LP	14,582	843,131

Manufacturing: 2.82%
CVR Partners LP	82,154	671,198
Terra Nitrogen Co. LP	3,679	384,713
		1,055,911
Mining, Quarrying, and Oil and Gas Extraction: 2.47%
Enterprise Products Partners LP	31,509	921,953

Other Services (except Public Administration): 1.78%
StoneMor Partners LP	26,617	666,756

Retail Trade: 1.81%
Global Partners LP	49,246	675,163

Transportation and Warehousing: 2.21%
Energy Transfer Partners LP	21,680	825,358

Wholesale Trade: 1.26%
Martin Midstream Partners LP	20,414	471,563
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $5,247,541)		5,459,835

The accompanying notes are an integral part of these consolidated financial statements.

36 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Investments (continued)

	Units	Value
PUBLICLY TRADED PARTNERSHIPS: 4.02%
Apollo Global Management LLC	22,813	$345,617
Blackstone Group LP/The	30,745	754,482
Carlyle Group LP/The	24,708	401,011
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $1,642,376)		1,501,110
	Shares
REAL ESTATE INVESTMENT TRUSTS: 10.23%
Apollo Commercial Real Estate Finance, Inc.	56,904	914,447
Starwood Property Trust, Inc.	42,564	881,926
Annaly Capital Management, Inc.	38,098	421,745
Communications Sales & Leasing, Inc.	17,214	497,485
Hospitality Properties Trust	31,702	913,017
WP Glimcher, Inc.	17,410	194,818
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,730,852)		3,823,438

SHORT TERM INVESTMENT: 3.33%
MONEY MARKET FUND: 3.33%
STIT-Government & Agency Portfolio, 0.30% (c)(d)	1,245,600	1,245,600
TOTAL MONEY MARKET FUND (Cost $1,245,600)		1,245,600
TOTAL SHORT TERM INVESTMENT (Cost $1,245,600)		1,245,600

TOTAL INVESTMENTS (Cost $28,257,398): 76.04%		28,410,539
Other Assets in Excess of Liabilities: 23.96% (e)		8,951,096
TOTAL NET ASSETS: 100.00%		$37,361,635

(a)   Non-dividend income producing security.
(b)   Foreign issued security.
(c)   The rate quoted is the annualized seven-day effective yield as of June 30, 2016.
(d)   All or a portion of this security is held by LCMSF Fund Limited and pledged as collateral for swap contracts.
(e)   Includes assets pledged as collateral for swap contracts.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Schedule of Securities Sold Short | 37

Consolidated Schedule of Securities Sold Short
June 30, 2016 (Unaudited)
	Shares	Value
COMMON STOCKS: (2.18)%
Manufacturing: (1.29)%
Owens Corning	(9,327)	$(480,527)

Other Services (except Public Administration): (0.89)%
Regis Corp. (a)	(26,725)	(332,726)
TOTAL COMMON STOCKS (Proceeds $881,675)		(813,253)
TOTAL SECURITIES SOLD SHORT (Proceeds $881,675)		$(813,253)

(a) Non-dividend expense producing security.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these consolidated financial statements.

38 | LoCorr Multi-Strategy Fund - Consolidated Schedule of Swap Contracts

Consolidated Schedule of Swap Contracts
June 30, 2016 (Unaudited)

LONG TOTAL RETURN SWAP CONTRACTS
This investment is a holding of LCMSF Fund Limited. See Note 1.

			Unrealized
			Appreciation
Termination Date	Reference Index	Notional	(Depreciation)*	Counterparty
04/14/2020	LoCorr Multi-Strategy Index^	$35,582,500	$(274,933)	Deutsche Bank AG

^Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA”) Programs investing in various futures, forwards, and currency derivative contracts and other similar investments. See Notes 2 and 3.

* Unrealized depreciation is a payable on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments | 39

LoCorr Market Trend Fund

Composition of Consolidated Investment Portfolio1
June 30, 2016 (Unaudited)

1 As a percentage of total investments.

Consolidated Schedule of Investments
June 30, 2016 (Unaudited)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 18.49%
AEP Texas Central Transition Funding II LLC, 2006-2	01/01/2020	5.17%	$3,869,474	$3,984,139
AEP Texas Central Transition Funding III LLC, 2012-1 A1	12/01/2018	0.88%	1,733,711	1,731,172
Ally Auto Receivables Trust
Series 2013-2 A3	01/16/2018	0.79%	320,028	319,961
Series 2013-1 A4	02/15/2018	0.84%	2,166,655	2,165,893
Series 2014-2 A3	04/15/2019	1.25%	8,306,972	8,325,018
American Express Credit Account Master Trust
Series 2012-1 A (c)	01/15/2020	0.71%	1,590,000	1,590,930
Series 2014-3 A	04/15/2020	1.49%	5,000,000	5,038,465
Series 2014-4 A	06/15/2020	1.43%	15,000,000	15,100,340
AmeriCredit Automobile Receivables Trust, 2014-4 A2A	04/09/2018	0.72%	596,471	596,373
BA Credit Card Trust
Series 2014-A2 A (c)	09/16/2019	0.71%	6,000,000	6,005,702
Series 2014-A3 A (c)	01/15/2020	0.73%	7,990,000	8,001,895
Barclays Dryrock Issuance Trust, 2014-2A (c)	03/16/2020	0.78%	12,000,000	11,997,986
Cabela’s Credit Card Master Note Trust
Series 2011-4A A1 (Acquired 07/09/2015 and 02/05/2016, Cost, $10,295,171) (a)	10/15/2019	1.90%	10,270,000	10,290,373
Series 2012-1A A2 (Acquired 02/27/2015 and 02/25/2016, Cost, $7,132,589) (a)(c)	02/18/2020	0.97%	7,130,000	7,126,913
Series 2012-1A A1 (Acquired 08/31/2015, Cost, $5,014,821) (a)	02/18/2020	1.63%	5,000,000	5,017,011
Series 2014-1 A (c)	03/16/2020	0.79%	3,220,000	3,203,302
California Republic Auto Receivables Trust
Series 2015-1 A2	12/15/2017	0.88%	8,103	8,102
Series 2013-2 A2	03/15/2019	1.23%	3,123,047	3,123,236
Series 2015-1 A3	04/15/2019	1.33%	960,000	960,640
Capital Auto Receivables Asset Trust, 2015-1 A2	06/20/2018	1.42%	3,000,000	3,005,234
Capital One Multi-Asset Execution Trust
Series 2007-A2 (c)	12/16/2019	0.52%	2,300,000	2,298,006
Series 2015-A6 (c)	06/15/2020	0.81%	3,500,000	3,504,455
Series 2007-A7	07/15/2020	5.75%	4,895,000	5,180,830

The accompanying notes are an integral part of these consolidated financial statements.

40 | LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
CarMax Auto Owner Trust
Series 2013-1 A4	08/15/2018	0.89%	$4,861,768	$4,857,019
Series 2014-1 A3	10/15/2018	0.79%	2,222,488	2,218,761
CenterPoint Energy Restoration Bond Co. LLC, 2009-1 A2	08/15/2019	3.46%	4,054,051	4,139,110
CenterPoint Energy Transition Bond Co. II LLC, 2005-A A4	08/01/2019	5.17%	1,145,615	1,165,912
CenterPoint Energy Transition Bond Co. IV LLC, 2012-1 A1	04/15/2018	0.90%	3,138,737	3,137,751
Chase Issuance Trust
Series 2013-A8	10/15/2018	1.01%	3,500,000	3,502,344
Series 2007-A3	04/15/2019	5.23%	3,315,000	3,404,962
Series 2014-A7	11/15/2019	1.38%	9,195,000	9,242,705
Series 2015-A5	04/15/2020	1.36%	8,000,000	8,047,836
Citibank Credit Card Issuance Trust
Series 2007-A8	09/20/2019	5.65%	13,600,000	14,377,727
Series 2008-A1	02/07/2020	5.35%	4,270,000	4,563,352
Discover Card Execution Note Trust
Series 2013-A5	04/15/2019	1.04%	4,660,000	4,663,663
Series 2007-A1	03/16/2020	5.65%	7,400,000	7,810,628
Entergy Gulf States Reconstruction Funding 1 LLC, 2007-A A2	10/01/2018	5.79%	3,264,290	3,365,714
Entergy Texas Restoration Funding LLC, 2009-A A2	08/01/2019	3.65%	697,891	714,229
Ford Credit Auto Owner Trust, 2016-A A2A	12/15/2018	1.12%	5,250,000	5,257,396
Honda Auto Receivables Owner Trust
Series 2015-3 A2	11/20/2017	0.92%	4,241,654	4,242,928
Series 2015-2 A3	02/21/2019	1.04%	3,460,000	3,462,888
Huntington Auto Trust, 2015-1 A3	09/16/2019	1.24%	3,000,000	3,004,945
Hyundai Auto Lease Securitization Trust, 2016-A A2A (Acquired 01/26/2016, Cost, $3,999,881) (a)	07/16/2018	1.33%	4,000,000	4,007,614
Hyundai Auto Receivables Trust, 2014-B A3	12/17/2018	0.90%	3,686,372	3,685,591
John Deere Owner Trust, 2015-A A3	06/17/2019	1.32%	1,500,000	1,505,462
Nissan Auto Receivables Owner Trust, 2016-A A3	10/15/2020	1.34%	7,000,000	7,035,748
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	07/01/2018	0.96%	5,766,878	5,761,356
Santander Drive Auto Receivables Trust
Series 2014-5 A3	01/15/2019	1.15%	4,539,312	4,540,669
Series 2016-2 A2A	07/15/2019	1.38%	4,000,000	4,001,058
SMART ABS Trust, 2015-1US A2A	08/14/2017	0.99%	1,044,574	1,044,117
Susquehanna Auto Receivables Trust, 2014-1 (Acquired 12/22/2015, Cost, $2,359,643) (a)	02/15/2018	1.00%	2,364,353	2,363,362
Synchrony Credit Card Master Note Trust
Series 2010-2 A	03/15/2020	4.47%	5,435,000	5,553,811
Series 2012-6 A	08/15/2020	1.36%	6,771,000	6,788,148
Series 2014-1 A	11/15/2020	1.61%	9,300,000	9,358,426
TCF Auto Receivables Owner Trust, 2015-1 A2 (Acquired 06/03/2015 through 01/08/2016, Cost, $2,019,708) (a)	08/15/2018	1.02%	2,022,736	2,021,349
USAA Auto Owner Trust, 2014-1 A3	12/15/2017	0.58%	87,825	87,785
Volkswagen Auto Loan Enhanced Trust, 2014-1 A3	10/22/2018	0.91%	3,299,076	3,292,927
World Omni Auto Receivables Trust, 2013-A3	04/16/2018	0.64%	207,504	207,363
TOTAL ASSET BACKED SECURITIES (Cost $260,653,394)				261,010,632

CORPORATE BONDS: 0.88%
Finance and Insurance: 0.53%
Bank of Montreal (Acquired 12/04/2014 through 06/18/2015, Cost, $3,018,067) (a)(b)	01/30/2017	1.95%	3,000,000	3,019,041
Bank of Nova Scotia/The (Acquired 01/13/2015 and 04/29/2015, Cost, $1,501,911) (a)(b)	08/03/2016	2.15%	1,500,000	1,501,670
Toronto-Dominion Bank/The (Acquired 12/04/2014 through 06/18/2015, Cost, $3,005,362) (a)(b)	09/14/2016	1.63%	3,000,000	3,004,998
				7,525,709
Information: 0.23%
Microsoft Corp.	11/15/2017	0.88%	110,000	110,142
Microsoft Corp.	12/06/2018	1.63%	3,000,000	3,052,272
				3,162,414
Manufacturing: 0.12%
Johnson & Johnson	07/15/2018	5.15%	1,595,000	1,731,779
TOTAL CORPORATE BONDS (Cost $12,374,454)				12,419,902

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued) | 41

	Maturity Date	Coupon Rate	Principal Amount	Value
FOREIGN GOVERNMENT BONDS: 1.03%
European Investment Bank (b)	03/15/2018	1.00%	$6,000,000	$6,018,816
European Investment Bank (b)	05/15/2018	1.25%	1,000,000	1,007,397
European Investment Bank (b)	08/15/2018	1.13%	2,500,000	2,511,663
International Bank for Reconstruction & Development (b)	11/15/2017	1.00%	5,000,000	5,020,815
TOTAL FOREIGN GOVERNMENT BONDS (Cost $14,478,842)				14,558,691

MORTGAGE BACKED SECURITIES: 8.38%
Fannie Mae Aces
Series 2014-M5 FA (c)	01/25/2017	0.81%	411,484	411,232
Series 2012-M13 ASQ2	08/25/2017	1.25%	1,570,065	1,572,888
Series 2014-M13 ASQ2	11/25/2017	1.64%	6,953,234	6,993,952
Series 2014-M6 FA (c)	12/25/2017	0.75%	1,596,495	1,596,969
Series 2015-M1 ASQ2	02/25/2018	1.63%	5,581,692	5,626,593
Series 2015-M7 ASQ2	04/25/2018	1.55%	3,725,000	3,755,192
Series 2014-M8 FA (c)	05/25/2018	0.71%	2,565,008	2,557,565
Series 2013-M13 FA (c)	05/25/2018	0.80%	2,835,038	2,833,154
Series 2013-M14 FA (c)	08/25/2018	0.80%	1,540,495	1,540,835
Series 2009-M2 A3	01/25/2019	4.00%	2,382,473	2,543,865
Series 2014-M10 ASQ2 (c)	09/25/2019	2.17%	4,880,000	5,021,034
Series 2010-M1 A2	09/25/2019	4.45%	3,623,236	3,961,842
Series 2010-M3 A3 (c)	03/25/2020	4.33%	3,331,375	3,633,649
Fannie Mae Pool	04/01/2017	1.92%	2,500,000	2,507,560
FHLMC Multifamily Structured Pass Through Certificates
Series K-501 A2 (c)	11/25/2016	1.66%	1,394,793	1,395,039
Series K-701 (c)	11/25/2017	3.88%	5,000,000	5,152,690
Series K-703	05/25/2018	2.70%	3,988,081	4,083,971
Series K-704 A2	08/25/2018	2.41%	3,981,270	4,080,600
Series K-705 (c)	09/25/2018	2.30%	4,000,000	4,101,654
Series K-706 A2	10/25/2018	2.32%	6,875,000	7,058,072
Series K-708	01/25/2019	2.13%	1,400,000	1,433,685
Series K-P03 A2	07/25/2019	1.78%	10,000,000	10,150,745
Series K006 A1	07/25/2019	3.40%	2,321,252	2,392,841
Series K-504 A1	10/25/2019	1.68%	5,875,451	5,955,557
Series K-504 A2	09/25/2020	2.57%	10,250,000	10,715,577
NCUA Guaranteed Notes Trust
Series 2011-R1 1A (c)	01/08/2020	0.91%	8,038,649	8,054,956
Series 2010-R1 1A (c)	10/07/2020	0.89%	9,036,817	9,055,238
TOTAL MORTGAGE BACKED SECURITIES (Cost $117,137,718)				118,186,955

U.S. GOVERNMENT AGENCY ISSUES: 36.56%
Federal Farm Credit Banks Funding Corp.	10/03/2016	0.57%	5,000,000	5,000,750
Federal Farm Credit Banks Funding Corp.	12/15/2016	0.72%	2,465,000	2,467,662
Federal Farm Credit Banks Funding Corp.	03/03/2017	0.65%	2,500,000	2,501,625
Federal Farm Credit Banks Funding Corp.	08/14/2017	0.75%	5,000,000	5,005,725
Federal Farm Credit Banks Funding Corp.	09/14/2018	0.88%	22,000,000	22,053,944
Federal Home Loan Banks	07/22/2016	0.80%	500,000	500,171
Federal Home Loan Banks	09/09/2016	2.00%	3,500,000	3,510,609
Federal Home Loan Banks	09/28/2016	0.50%	6,500,000	6,502,509
Federal Home Loan Banks	12/29/2016	0.70%	500,000	500,539
Federal Home Loan Banks	02/24/2017	0.70%	5,000,000	5,007,090
Federal Home Loan Banks	03/10/2017	0.88%	16,655,000	16,702,650
Federal Home Loan Banks	06/09/2017	1.00%	13,000,000	13,050,765
Federal Home Loan Banks	08/28/2017	0.75%	15,500,000	15,524,877
Federal Home Loan Banks	10/26/2017	0.63%	15,000,000	15,005,340
Federal Home Loan Banks	12/08/2017	1.13%	45,000,000	45,308,025
Federal Home Loan Banks	12/08/2017	2.13%	5,000,000	5,106,665
Federal Home Loan Banks	03/19/2018	0.88%	13,335,000	13,381,899
Federal Home Loan Banks	06/29/2018	0.88%	10,740,000	10,782,992
Federal Home Loan Banks	12/14/2018	1.75%	15,000,000	15,357,990
Federal Home Loan Banks	06/14/2019	1.63%	25,000,000	25,565,825

The accompanying notes are an integral part of these consolidated financial statements.

42 | LoCorr Market Trend Fund - Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT AGENCY ISSUES (continued)
Federal Home Loan Mortgage Corp.	11/01/2016	0.63%	$8,250,000	$8,254,950
Federal Home Loan Mortgage Corp.	01/27/2017	0.50%	5,000,000	4,999,740
Federal Home Loan Mortgage Corp.	03/08/2017	1.00%	7,000,000	7,022,953
Federal Home Loan Mortgage Corp.	07/14/2017	0.75%	17,900,000	17,926,617
Federal Home Loan Mortgage Corp.	07/25/2017	1.00%	5,000,000	5,020,355
Federal Home Loan Mortgage Corp.	12/15/2017	1.00%	35,000,000	35,186,025
Federal Home Loan Mortgage Corp.	04/09/2018	0.75%	15,655,000	15,673,035
Federal Home Loan Mortgage Corp.	04/15/2019	1.13%	22,000,000	22,186,934
Federal Home Loan Mortgage Corp.	10/02/2019	1.25%	10,000,000	10,118,750
Federal National Mortgage Association	11/15/2016	1.38%	13,500,000	13,546,521
Federal National Mortgage Association	05/11/2017	5.00%	20,000,000	20,757,220
Federal National Mortgage Association	06/12/2017	5.38%	32,500,000	33,944,137
Federal National Mortgage Association	09/27/2017	1.00%	9,000,000	9,041,202
Federal National Mortgage Association	10/19/2018	1.13%	11,500,000	11,605,662
Federal National Mortgage Association	02/19/2019	1.88%	15,000,000	15,415,035
Federal National Mortgage Association	02/26/2019	1.00%	56,000,000	56,275,520
Tennessee Valley Authority	12/15/2016	4.88%	145,000	147,795
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $513,533,090)				515,960,103

U.S. GOVERNMENT NOTES: 10.44%
United States Treasury Note	08/15/2017	0.88%	28,000,000	28,103,908
United States Treasury Note	12/31/2017	2.75%	10,000,000	10,321,480
United States Treasury Note	06/15/2018	1.13%	13,000,000	13,130,507
United States Treasury Note	07/15/2018	0.88%	28,000,000	28,150,948
United States Treasury Note	02/15/2019	0.75%	30,000,000	30,058,590
United States Treasury Note	05/31/2019	1.50%	16,000,000	16,361,248
United States Treasury Note	03/31/2020	1.13%	21,000,000	21,213,276
TOTAL U.S. GOVERNMENT NOTES (Cost $146,407,450)				147,339,957

SHORT TERM INVESTMENT: 4.30%
MONEY MARKET FUND: 4.30%			Shares
STIT-Government & Agency Portfolio, 0.30% (d)(e)			60,730,203	60,730,203
TOTAL MONEY MARKET FUND (Cost $60,730,203)				60,730,203
TOTAL SHORT TERM INVESTMENT (Cost $60,730,203)				60,730,203

TOTAL INVESTMENTS (Cost $1,125,315,151): 80.08%				1,130,206,443
Other Assets in Excess of Liabilities: 19.92% (f)				281,100,966
TOTAL NET ASSETS: 100.00%				$1,411,307,409

(a)	Restricted security as defined in Rule 144(a) under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At June 30, 2016, the value of these securities total $38,352,331 which represents 2.72% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security. The rate reported is the rate in effect as of June 30, 2016.
(d)	The rate quoted is the annualized seven-day effective yield as of June 30, 2016.
(e)	All or a portion of this security is held by LCMT Fund Limited and pledged as collateral for derivative contracts.
(f)	Includes assets pledged as collateral for derivative contracts.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts | 43

LoCorr Market Trend Fund
Consolidated Schedule of Open Forward Currency Contracts(a)
June 30, 2016 (Unaudited)

		Currency to be Received		Currency to be Delivered
Notional Amount	Forward Settlement Date	Curr Abbr.	U.S. $ Value at June 30, 2016	Curr Abbr.	U.S. $ Value on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
$120,673,937	09/23/2016	AUD	$120,462,511	USD	$120,673,937	$—	$(211,426)
42,526,258	09/23/2016	CAD	41,899,109	USD	42,526,258	—	(627,149)
6,959,572	09/23/2016	CHF	6,821,322	USD	6,959,572	—	(138,250)
59,986,866	09/23/2016	EUR	58,825,854	USD	59,986,866	—	(1,161,012)
270,714,392	09/23/2016	GBP	248,007,133	USD	270,714,392	—	(22,707,259)
348,403,648	09/23/2016	JPY	358,493,082	USD	348,403,648	10,089,434	—
2,864,252	09/23/2016	MXN	2,881,848	USD	2,864,252	17,596	—
125,188,850	09/23/2016	NZD	125,541,933	USD	125,188,850	353,083	—
Total Purchase Contracts			962,932,792		977,317,775	10,460,113	(24,845,096)

Sale Contracts:
$136,830,825	09/23/2016	USD	$(137,537,723)	AUD	$(136,830,825)	$—	$(706,898)
87,215,793	09/23/2016	USD	(86,712,105)	CAD	(87,215,793)	503,688	—
235,712,480	09/23/2016	USD	(233,120,839)	CHF	(235,712,480)	2,591,641	—
195,488,129	09/23/2016	USD	(192,683,925)	EUR	(195,488,129)	2,804,204	—
364,393,616	09/23/2016	USD	(338,702,940)	GBP	(364,393,616)	25,690,676	—
176,728,098	09/23/2016	USD	(175,991,795)	JPY	(176,728,098)	736,303	—
98,270,026	09/23/2016	USD	(98,494,424)	MXN	(98,270,026)	—	(224,398)
289,527	09/23/2016	USD	(290,753)	NZD	(289,527)	—	(1,226)
Total Sale Contracts			(1,263,534,504)		(1,294,928,494)	32,326,512	(932,522)
Total Forward Currency Contracts			$(300,601,712)		$(317,610,719)	$42,786,625	$(25,777,618)
Net Unrealized Appreciation						$17,009,007

Currency abbreviations:
AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of June 30, 2016.

The accompanying notes are an integral part of these consolidated financial statements.

44 | LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts

LoCorr Market Trend Fund
Consolidated Schedule of Open Futures Contracts
June 30, 2016 (Unaudited)

Description	Notional Amount	Number of Contracts Purchased (Sold)	Settlement Month-Year	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
10 Yr Mini JGB	$2,515,964	17	Sep-16	$5,151	$—
3 Mo Euro Euribor	1,307,311,037	4,694	Dec-17	1,022,260	—
90 Day Euro	1,264,977,125	5,102	Dec-17	87,839	—
90 Day Sterling	1,168,966,796	7,048	Dec-17	4,927,479	—
Aluminium (a)	3,508,906	85	Sep-16	171,150	—
Australian 10 Yr Bond	239,114,102	2,354	Sep-16	2,981,033	—
Brent Crude (a)	53,935,350	1,085	Jul-16	—	(545,419)
CAC 40 10 Euro	33,125,846	705	Jul-16	—	(226,451)
Canadian 10 Yr Bond	92,012,942	803	Sep-16	861,182	—
Cocoa (a)	36,618,475	1,170	Sep-16	1,459,703	—
Corn (a)	31,927,500	1,720	Dec-16	—	(5,127,911)
DAX Index	15,021,529	56	Sep-16	98,081	—
Dow Jones Industrial Average Mini E-Cbot	195,919,905	2,199	Sep-16	—	(354,455)
Euro-Bobl	731,382,532	4,933	Sep-16	6,606,506	—
Euro-Bund	60,089,757	324	Sep-16	1,209,490	—
Euro-Schatz	613,490,894	4,933	Sep-16	1,385,044	—
FTSE 100 Index	56,600,969	662	Sep-16	1,632,954	—
Gasoline RBOB (a)	70,242,824	1,114	Jul-16	—	(4,105,517)
Gold (a)	119,118,120	902	Aug-16	6,757,817	—
Heating Oil (a)	59,023,978	944	Jul-16	—	(733,706)
Japanese 10 Yr Bond	327,267,903	221	Sep-16	1,689,416	—
Long Gilt	48,236,990	282	Sep-16	1,903,243	—
Low Sulphur Gasoil (a)	67,294,500	1,508	Aug-16	—	(642,664)
Nasdaq 100 E-Mini	22,387,560	254	Sep-16	37,209	—
Russell 2000 Mini	108,314,560	944	Sep-16	—	(644,984)
S&P500 E-Mini	204,735,090	1,959	Sep-16	—	(491,330)
Silver (a)	87,900,560	944	Sep-16	5,287,047	—
Soybean (a)	51,204,300	888	Nov-16	2,348,679	—
Soybean Meal (a)	28,270,500	705	Dec-16	1,063,197	—
Soybean Oil (a)	5,426,244	282	Dec-16	—	(136,478)
Sugar (a)	26,640,432	1,170	Sep-16	3,234,123	—
U.S. 10 Yr Note	509,862,094	3,834	Sep-16	11,319,877	—
U.S. 2 Yr Note	105,058,172	479	Sep-16	658,491	—
U.S. 5 Yr Note	470,087,314	3,848	Sep-16	1,623,439	—
U.S. Long Bond	228,355,469	1,325	Sep-16	9,402,775	—
Wti Crude (a)	38,132,370	789	Jul-16	—	(1,158,115)
Zinc (a)	32,646,875	620	Sep-16	2,998,117	—
Total Purchase Contracts				70,771,302	(14,167,030)

Sale Contracts:
Coffee (a)	$14,637,825	(268)	Sep-16	$—	$(2,039,891)
Copper (a)	54,661,200	(451)	Sep-16	—	(3,535,578)
Cotton No.2 (a)	8,598,780	(268)	Dec-16	—	(210,909)
Dollar Index	88,121,948	(916)	Sep-16	—	(1,897,271)
Hang Seng Index	38,070,236	(282)	Jul-16	—	(1,567,524)
Hard Red Wheat (a)	20,193,525	(902)	Dec-16	2,612,675	—
Natural Gas (a)	39,561,720	(1,353)	Jul-16	—	(5,185,610)
Nikkei 225	102,076,115	(677)	Sep-16	4,112,331	—
Tokyo Price Index	93,474,314	(775)	Sep-16	3,839,490	—
Wheat (a)	31,491,075	(1,353)	Dec-16	3,402,953	—
Total Sale Contracts				13,967,449	(14,436,783)
Total Futures Contracts				$84,738,751	$(28,603,813)
Net Unrealized Appreciation				$56,134,938

(a)	Contract held by LCMT Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Equity Fund - Schedule of Investments | 45

LoCorr Long/Short Equity Fund

Composition of Investment Portfolio1
June 30, 2016 (Unaudited)

1  As a percentage of total investments.

Composition of Common Stock Portfolio1
June 30, 2016 (Unaudited)

1  As a percentage of total common stocks.

Schedule of Investments
June 30, 2016 (Unaudited)

	Shares	Value
BUSINESS DEVELOPMENT COMPANY: 0.52%
PennantPark Floating Rate Capital Ltd.	14,373	$178,225
TOTAL BUSINESS DEVELOPMENT COMPANY (Cost $152,085)		178,225

COMMON STOCKS: 61.00%
Construction: 14.49%
Beazer Homes USA, Inc. (a)	16,480	127,720
Century Communities, Inc. (a)	76,446	1,325,574
LGI Homes, Inc. (a)	8,961	286,214
MasTec, Inc. (a)	145,181	3,240,440
		4,979,948
Finance and Insurance: 14.36%
Comerica, Inc.	12,463	512,603
Credit Acceptance Corp. (a)	7,836	1,450,287
JPMorgan Chase & Co.	10,679	663,593
LendingClub Corp. (a)	277,343	1,192,575
Wells Fargo & Co.	12,800	605,824
Zions Bancorporation	20,395	512,526
		4,937,408
Information: 8.15%
Cincinnati Bell, Inc. (a)	7,570	34,595
Five9, Inc. (a)	19,990	237,881
Glu Mobile, Inc. (a)	44,085	96,987
inContact, Inc. (a)	27,759	384,462
Madison Square Garden Co./The (a)	2,259	389,700
Nexstar Broadcasting Group, Inc.	19,781	941,180
Sinclair Broadcast Group, Inc.	6,118	182,684
Take-Two Interactive Software, Inc. (a)	14,070	533,534
		2,801,023

The accompanying notes are an integral part of these financial statements.

46 | LoCorr Long/Short Equity Fund - Schedule of Investments (continued)

			Shares	Value
COMMON STOCKS (continued)
Management of Companies and Enterprises: 0.37%
American Equity Investment Life Holding Co.			8,831	$125,842

Manufacturing: 12.40%
Axcelis Technologies, Inc. (a)			55,040	148,058
Callaway Golf Company			6,092	62,199
Chemours Co.			13,677	112,699
Commercial Vehicle Group, Inc. (a)			26,744	139,069
Exar Corp. (a)			31,877	256,610
Harmonic, Inc. (a)			17,011	48,481
Immersion Corp. (a)			13,030	95,640
Infinera Corp. (a)			5,867	66,180
Kronos Worldwide, Inc.			561	2,945
Marvell Technology Group Ltd. (b)			9,015	85,913
Mitel Networks Corp. (a)(b)			19,281	121,278
Mosaic Co/The			1,202	31,468
NCR Corp. (a)			11,533	320,271
Radisys Corp. (a)			6,906	30,939
Tenneco, Inc. (a)			40,174	1,872,510
TimkenSteel Corp.			56,254	541,164
Zynga, Inc. (a)			130,714	325,478
				4,260,902
Mining, Quarrying, and Oil and Gas Extraction: 0.53%
Gran Tierra Energy, Inc. (a)			37,347	126,233
Orocobre Ltd. (a)(b)			6,691	23,903
Potash Corp of Saskatchewan, Inc. - ADR (b)			1,887	30,645
				180,781
Other Services (except Public Administration): 0.10%
XO Group, Inc. (a)			2,030	35,383

Professional, Scientific, and Technical Services: 1.05%
Korn/Ferry International			3,242	67,109
Shake Shack, Inc. (a)			8,082	294,427
				361,536
Real Estate and Rental and Leasing: 6.41%
United Rentals, Inc. (a)			32,865	2,205,242

Retail Trade: 3.14%
Etsy, Inc. (a)			3,765	36,106
GrubHub, Inc. (a)			1,114	34,612
Tailored Brands, Inc.			75,238	952,513
TravelCenters of America LLC (a)			7,021	57,291
TOTAL COMMON STOCKS (Cost $19,890,000)				1,080,522
				20,968,587
SHORT TERM INVESTMENTS: 26.76%
U.S. TREASURY BILL: 7.26%	Maturity Date	Coupon	Principal Amount
United States Treasury Bill (c)	12/08/2016	0.28% (d)	$2,500,000	2,496,817
TOTAL U.S. TREASURY BILL (Cost $2,495,389)				2,496,817

The accompanying notes are an integral part of these financial statements.

LoCorr Long/Short Equity Fund - Schedule of Investments (continued) | 47

	Shares	Value
MONEY MARKET FUNDS: 19.50%
Goldman Sachs Financial Square Fund, 0.43% (e)	3	$3
STIT-Government & Agency Portfolio, 0.30% (e)	6,702,394	6,702,394
TOTAL MONEY MARKET FUNDS (Cost $6,702,397)		6,702,397
TOTAL SHORT TERM INVESTMENTS (Cost $9,197,786)		9,199,214

TOTAL INVESTMENTS (Cost $29,239,871): 88.28%		30,346,026
Other Assets in Excess of Liabilities: 11.72% (f)		4,028,051
TOTAL NET ASSETS: 100.00%		$34,374,077

ADR American Depository Receipt
(a)  Non-dividend income producing security.
(b)  Foreign issued security.
(c)  This security or a portion of this security is pledged to cover short positions.
(d)  Effective yield as of June 30, 2016.
(e)  The rate quoted is the annualized seven-day effective yield as of June 30, 2016.
(f)  Includes assets pledged as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

48 | LoCorr Long/Short Equity Fund - Schedule of Securities Sold Short

Schedule of Securities Sold Short
June 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS: (13.25)%
Administrative and Support and Waste Management and Remediation Services: (0.58)%
Criteo SA - ADR (a)(b)	(4,336)	$(199,109)

Finance and Insurance: (0.33)%
Texas Capital Bancshares, Inc. (a)	(2,382)	(111,382)

Information: (1.79)%
CenturyLink, Inc.	(5,903)	(171,246)
j2 Global, Inc.	(2,608)	(164,747)
MSG Networks, Inc. (a)	(5,343)	(81,962)
Palo Alto Networks, Inc. (a)	(1,607)	(197,083)
		(615,038)
Manufacturing: (6.09)%
Aceto Corp.	(8,347)	(182,716)
Caterpillar, Inc.	(3,053)	(231,448)
Gogo, Inc. (a)	(8,457)	(70,954)
Intel Corp.	(6,169)	(202,343)
Owens Corning	(19,697)	(1,014,789)
Universal Electronics, Inc. (a)	(3,967)	(286,735)
USANA Health Sciences, Inc. (a)	(949)	(105,747)
		(2,094,732)
Mining, Quarrying, and Oil and Gas Extraction: (1.52)%
Continental Resources Inc/OK (a)	(3,543)	(160,392)
Helmerich & Payne, Inc.	(2,493)	(167,355)
Patterson-UTI Energy, Inc.	(7,923)	(168,918)
Stillwater Mng Co. (a)	(2,292)	(27,183)
		(523,848)
Other Services (except Public Administration): (2.05)%
Regis Corp. (a)	(56,600)	(704,670)

Professional, Scientific, and Technical Services: (0.16)%
LivePerson, Inc. (a)	(8,750)	(55,475)

Retail Trade: (0.73)%
GameStop Corp.	(5,209)	(138,455)
Ingles Markets, Inc.	(2,985)	(111,341)
		(249,796)
TOTAL COMMON STOCKS (Proceeds $4,783,785)		(4,554,050)

MASTER LIMITED PARTNERSHIPS: (0.18)%
Transportation and Warehousing: (0.18)%
Summit Midstream Partners LP	(2,666)	(60,918)
TOTAL MASTER LIMITED PARTNERSHIPS (Proceeds $57,185)		(60,918)

EXCHANGE TRADED FUNDS: (3.76)%
iShares Russell 2000	(3,392)	(389,978)
SPDR S&P Regional Banking	(10,104)	(387,994)
SPDR S&P500 Trust	(1,878)	(393,497)
VanEck Vectors Oil Services	(4,210)	(123,143)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $1,274,098)		(1,294,612)
TOTAL SECURITIES SOLD SHORT (Proceeds $6,115,068): (17.19)%		$(5,909,580)

ADR American Depository Receipt
(a)  Non-dividend expense producing security.
(b)  Foreign issued security.

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Schedule of Investments | 49

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1
June 30, 2016 (Unaudited)

1  As a percentage of total investments.

Schedule of Investments
June 30, 2016 (Unaudited)
	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 7.97%
Ares Capital Corp.	204,095	$2,898,149
FS Investment Corp.	175,102	1,584,673
Hercules Capital, Inc.	127,051	1,577,973
Prospect Capital Corp.	125,623	982,372
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $7,742,033)		7,043,167

CLOSED-END INVESTMENT COMPANIES: 15.91%
AllianzGI Convertible & Income Fund II	300,549	1,595,915
First Trust Intermediate Duration Preferred & Income Fund	103,214	2,434,818
Invesco Dynamic Credit Opportunities Fund	182,448	2,010,577
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	213,209	1,635,313
Nuveen Preferred & Income Term Fund	67,411	1,649,547
Nuveen Preferred Income Opportunities Fund	239,271	2,397,495
Nuveen Quality Preferred Income Fund 2	77,621	717,994
Western Asset Global High Income Fund, Inc.	166,680	1,618,463
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $13,655,053)		14,060,122

COMMON STOCKS: 15.92%
Information: 3.90%
Frontier Communications Corp.	698,267	3,449,439

Transportation and Warehousing: 7.76%
DHT Holdings, Inc. (a)	133,860	673,316
Euronav NV (a)	72,910	668,585
GasLog Partners LP (a)	40,470	768,121
Golar LNG Partners LP (a)	46,894	859,567
Scorpio Tankers, Inc. (a)	137,767	578,621
Ship Finance International Ltd. (a)	224,267	3,305,696
		6,853,906
Utilities: 4.26%
Spectra Energy Corp.	102,740	3,763,366
TOTAL COMMON STOCKS (Cost $14,338,663)		14,066,711

The accompanying notes are an integral part of these financial statements.

50 | LoCorr Spectrum Income Fund - Schedule of Investments (continued)

			Value
CONVERTIBLE PREFERRED STOCK: 4.56%		Shares
Utilities: 4.56%
Kinder Morgan, Inc./DE		82,413	$4,025,875
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $3,317,375)			4,025,875
		Units
MASTER LIMITED PARTNERSHIPS: 25.34%
Arts, Entertainment, and Recreation: 3.98%
Cedar Fair LP		60,810	3,516,034

Manufacturing: 4.73%
CVR Partners LP		325,569	2,659,899
Terra Nitrogen Co. LP		14,523	1,518,670
			4,178,569
Mining, Quarrying, and Oil and Gas Extraction: 4.27%
Enterprise Products Partners LP		128,973	3,773,750

Other Services (except Public Administration): 2.75%
StoneMor Partners LP		97,164	2,433,958

Retail Trade: 3.69%
Global Partners LP		238,164	3,265,228

Transportation and Warehousing: 3.71%
Energy Transfer Partners LP		86,015	3,274,591

Wholesale Trade: 2.21%
Martin Midstream Partners LP		84,366	1,948,855
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $22,216,038)			22,390,985

PRIVATE INVESTMENT: 5.74%	Preferred Return
Terra Secured Income Fund 5, LLC (b)	9.00%	107.80	5,067,585
TOTAL PRIVATE INVESTMENT (Cost $4,344,173)			5,067,585

PUBLICLY TRADED PARTNERSHIPS: 7.00%
Apollo Global Management LLC		105,403	1,596,855
Blackstone Group LP/The		122,004	2,993,978
Carlyle Group LP/The		98,051	1,591,368
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $6,937,701)			6,182,201
		Shares
REAL ESTATE INVESTMENT TRUSTS: 11.08%
Annaly Capital Management, Inc.		68,985	763,664
Apollo Commercial Real Estate Finance, Inc.		133,566	2,146,406
Communications Sales & Leasing, Inc.		65,915	1,904,944
Hospitality Properties Trust		69,298	1,995,782
Starwood Property Trust, Inc.		106,646	2,209,705
WP Glimcher, Inc.		68,587	767,489
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,346,888)			9,787,990

SHORT TERM INVESTMENT: 5.84%
MONEY MARKET FUND: 5.84%
STIT-Government & Agency Portfolio, 0.30% (c)		5,155,303	5,155,303
TOTAL MONEY MARKET FUND (Cost $5,155,303)			5,155,303
TOTAL SHORT TERM INVESTMENT (Cost $5,155,303)			5,155,303

TOTAL INVESTMENTS (Cost $87,053,227): 99.36%			87,779,939
Other Assets in Excess of Liabilities: 0.64%			568,764
TOTAL NET ASSETS: 100.00%			$88,348,703

(a)  Foreign issued security.
(b)  Deemed to be illiquid. At June 30, 2016, the value of these securities total $5,067,585 which represents 5.74% of total net assets.
(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Assets & Liabilities	| 51

Consolidated Statements of Assets & Liabilities
June 30, 2016 (Unaudited)

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Multi-Strategy Fund	LoCorr Market Trend Fund
Assets
Investments, at value (Cost $560,244,307, $121,103,669, $28,257,398 and $1,125,315,151, respectively)	$563,441,755	$121,818,474	$28,410,539	$1,130,206,443
Cash	11,053,949	—	—	59,040,000
Foreign currency, at value (Cost $6,942,155, $0, $0 and $2,291,149, respectively)	6,911,883	—	—	2,291,149
Receivable for Fund shares sold	5,632,453	1,950,783	207,610	12,499,594
Receivable for securities sold	—	—	1,909,725	—
Dividend and interest receivable	2,321,329	501,049	104,444	2,612,112
Receivable for variation margin on futures contracts	1,703,170	—	—	—
Deposits with broker for derivative instruments (Note 2)	99,849,526	28,235,010	7,116,500	203,209,657
Deposits with broker for securities sold short (Note 2)	—	—	1,337,441	—
Unrealized appreciation on forward currency contracts (Note 2)	14,340,960	—	—	42,786,625
Advance receipt on swap contracts	—	5,101,099	—	—
Prepaid expenses and other assets	48,194	62,773	26,885	169,309
Total Assets	705,303,219	157,669,188	39,113,144	1,452,814,889

Liabilities
Securities sold short, at value (Proceeds $0, $0, $881,675 and $0, respectively)	$—	$—	$813,253	$—
Payable for Fund shares redeemed	747,020	142,939	29,437	4,137,626
Payable for securities purchased	1,051,156	—	446,337	9,365,967
Payable for distributions	—	—	16,120	—
Payable for variation margin on futures contracts	—	—	—	122,561
Payable to custodian	—	151,739	—	—
Accrued management fees (Note 5)	988,654	183,916	40,500	1,661,216
Accrued Trustees’ fees	6,692	1,108	366	14,405
Accrued Rule 12b-1 fees	48,687	89,897	16,950	285,671
Unrealized depreciation on swap contracts (Note 1)	—	2,892,504	274,933	—
Unrealized depreciation on forward currency contracts (Note 2)	10,506,584	—	—	25,777,618
Advance payment on swap contracts	—	—	74,986	—
Accrued expenses and other liabilities	248,842	42,043	38,627	142,416
Total Liabilities	13,597,635	3,504,146	1,751,509	41,507,480

Net Assets	$691,705,584	$154,165,042	$37,361,635	$1,411,307,409

Net Assets Consist of:
Paid-in capital	$642,420,950	$155,546,624	$39,943,953	$1,419,110,630
Accumulated net investment loss	(2,717,929)	(508,099)	—	(884,102)
Accumulated distributions in excess of net investment income	—	—	(454,847)	—
Accumulated net realized gain (loss)	27,517,459	1,304,216	(2,074,101)	(84,954,356)
Net unrealized appreciation (depreciation) of:
Investments	3,197,448	714,805	153,141	4,891,292
Securities sold short	—	—	68,422	—
Swap contracts	—	(2,892,504)	(274,933)	—
Forward currency contracts	3,834,376	—	—	17,009,007
Futures contracts	17,483,552	—	—	56,134,938
Foreign currency translation	(30,272)	—	—	—
NET ASSETS	$691,705,584	$154,165,042	$37,361,635	$1,411,307,409

Class A Shares
Net assets	$256,234,624	$61,368,210	$14,174,264	$187,225,129
Shares issued and outstanding (unlimited shares authorized, no par value)	26,886,683	6,048,827	1,678,787	15,187,948
Net asset value, redemption, and minimum offering price per share (a)(b)	$9.53	$10.15	$8.44	$12.33
Maximum offering price per share ($9.53/0.9425), ($10.15/0.9425) ($8.44/0.9425) ($12.33/0.9425) (c)	$10.11	$10.77	$8.95	$13.08

Class C Shares
Net assets	$112,608,826	$8,138,677	$4,118,907	$123,098,515
Shares issued and outstanding (unlimited shares authorized, no par value)	12,172,299	822,915	487,699	10,092,411
Net asset value, redemption, and offering price per share (a)(b)	$9.25	$9.89	$8.45	$12.20

Class I Shares
Net assets	$322,862,134	$84,658,155	$19,068,464	$1,100,983,765
Shares issued and outstanding (unlimited shares authorized, no par value)	33,551,899	8,273,222	2,260,793	89,051,814
Net asset value, redemption, and offering price per share (b)	$9.62	$10.23	$8.43	$12.36

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

52| LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities

Statements of Assets & Liabilities
June 30, 2016 (Unaudited)

	LoCorr Long/Short Equity Fund		LoCorr Spectrum Income Fund
Assets
Investments, at value (Cost $29,239,871 and $87,053,227, respectively)	$30,346,026		$87,779,939
Receivable for Fund shares sold	306,635		816,954
Receivable for securities sold	7,643,311		—
Dividend and interest receivable	4,180		358,095
Deposits with broker for securities sold short (Note 2)	6,796,755		—
Prepaid expenses and other assets	29,117		27,458
Total Assets	45,126,024		88,982,446

Liabilities
Securities sold short, at value (Proceeds $6,115,068 and $0, respectively)	$5,909,580		$—
Payable for Fund shares redeemed	47,554		183,054
Payable for securities purchased	4,674,024		—
Payable for distributions	—		113,689
Payable to custodian	—		77,725
Accrued management fees (Note 5)	59,153		91,901
Accrued Trustees’ fees	381		1,154
Accrued Rule 12b-1 fees	16,273		82,063
Accrued expenses and other liabilities	44,982		84,157
Total Liabilities	10,751,947		633,743
Net Assets	$34,374,077		$88,348,703

Net Assets Consist of:
Paid-in capital	$35,461,586		$115,008,610
Accumulated net investment loss	(462,190)		—
Accumulated distributions in excess of net investment income	—		(2,001,484)
Accumulated net realized loss	(1,936,962)		(25,385,135)
Net unrealized appreciation of:
Investments	1,106,155		726,712
Securities sold short	205,488		—
NET ASSETS	$34,374,077		$88,348,703

Class A Shares
Net assets	$13,861,288		$32,548,631
Shares issued and outstanding (unlimited shares authorized, no par value)	1,362,650		4,171,491
Net asset value, redemption, and minimum offering price per share (a)	$10.17	(b)	$7.80	(c)
Maximum offering price per share ($10.17/0.9425) ($7.80/0.9425) (d)	$10.79		$8.28

Class C Shares
Net assets	$7,487,801		$27,496,993
Shares issued and outstanding (unlimited shares authorized, no par value)	754,078		3,519,457
Net asset value, redemption, and offering price per share (a)	$9.93	(b)	$7.81	(c)

Class I Shares
Net assets	$13,024,988		$28,303,079
Shares issued and outstanding (unlimited shares authorized, no par value)	1,270,494		3,628,558
Net asset value, redemption, and offering price per share	$10.25	(b)	$7.80	(c)

(a)
A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase.
The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(d)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Consolidated Statements of Operations	| 53

Consolidated Statements of Operations
Six Months Ended June 30, 2016 (Unaudited)

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Multi-Strategy Fund	LoCorr Market Trend Fund

Investment Income
Dividend and interest income (a)	$4,028,090	$687,112	$565,082	$4,710,968
Distributions received from master limited partnerships (“MLP”) interests	—	—	290,405	—
Less: return of capital on distributions from MLP interests (Note 2)	—	—	(290,405)	—
Other income	10,935	1,430	—	7,213
Total Investment Income	4,039,025	688,542	565,082	4,718,181

Expenses
Management fees (Note 5)	5,099,981	852,187	305,106	9,526,225
Fund administration fees	107,636	25,130	20,970	150,882
Fund accounting fees	119,823	45,023	21,443	164,100
Trustees’ fees	13,522	2,210	792	27,672
Transfer agent fees and expenses	445,361	73,759	34,131	685,167
Custodian fees	13,588	5,517	4,164	25,751
Registration expenses	45,573	37,196	16,479	101,576
Rule 12b-1 fees - Class A (Note 5)	311,510	57,949	16,516	207,943
Rule 12b-1 fees - Class C (Note 5)	522,280	30,849	23,466	575,094
Legal and audit fees	29,281	15,899	16,897	22,744
Printing and mailing expenses	47,610	3,761	7,582	42,859
Offering costs (Note 2)	—	—	17,164	—
Other expenses	14,543	2,087	969	5,439
Total expenses before dividend and interest expense	6,770,708	1,151,567	485,679	11,535,452
Interest expense	10,063	—	4,344	—
Total expenses before recovery (reimbursement)	6,780,771	1,151,567	490,023	11,535,452
Recovery to (Reimbursement from) Adviser (Note 5)	—	45,074	(90,030)	—
Net Expenses	6,780,771	1,196,641	399,993	11,535,452
Net Investment Income (Loss)	(2,741,746)	(508,099)	165,089	(6,817,271)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	92,131	59,687	(883,470)	489,714
Securities sold short	—	—	168,823	—
Swap contracts	17,162,980	1,372,277	(30,741)	—
Forward currency contracts	294,299	—	—	893,517
Futures contracts	10,851,195	—	—	(52,788,773)
Foreign currency translation	(341,997)	—	—	97,699
Net change in unrealized appreciation (depreciation) on:
Investments	5,818,245	892,902	1,922,104	7,232,716
Securities sold short	—	—	59,073	—
Swap contracts	12,934,752	186,533	(79,733)	—
Forward currency contracts	3,834,376	—	—	2,782,683
Futures contracts	17,483,552	—	—	64,683,682
Foreign currency translation	(30,272)	—	—	331
Net realized and unrealized gain	68,099,261	2,511,399	1,156,056	23,391,569
Net Increase in Net Assets From Operations	$65,357,515	$2,003,300	$1,321,145	$16,574,298

(a)	Net of foreign tax credit (withheld) of $163, $(80), $(2,335) and $213, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

54| LoCorr Long/Short Equity and LoCorr Spectrum Income Fund - Statements of Operations

Statements of Operations
Six Months Ended June 30, 2016 (Unaudited)

	LoCorr Long/Short Equity Fund	LoCorr Spectrum Income Fund

Investment Income
Dividend and interest income (a)	$66,640	$2,646,408
Distributions received from master limited partnership (“MLP”) interests	—	1,142,385
Less: return of capital on distributions from MLP interests (Note 2)	—	(1,142,385)
Total Investment Income	66,640	2,646,408

Expenses
Management fees (Note 5)	370,403	553,475
Fund administration fees	21,934	27,974
Fund accounting fees	22,103	28,826
Trustees’ fees	640	1,890
Transfer agent fees and expenses	39,981	87,738
Custodian fees	8,719	3,515
Registration expenses	24,087	26,411
Rule 12b-1 fees - Class A (Note 5)	15,669	41,302
Rule 12b-1 fees - Class C (Note 5)	34,673	130,086
Legal and audit fees	12,019	18,073
Printing and mailing expenses	3,958	27,401
Other expenses	1,934	3,835
Total expenses before dividend and interest expense	556,120	950,526
Dividend expense on securities sold short (Note 2)	22,556	—
Interest expense	17,495	—
Total expenses before reimbursement	596,171	950,526
Reimbursement from Adviser (Note 5)	(67,341)	(12,788)
Net Expenses	528,830	937,738
Net Investment Income (Loss)	(462,190)	1,708,670

Realized and Unrealized Gain (Loss) on Investments, Securities Sold
Short and Foreign Currency Translation:
Net realized gain (loss) on:
Investments	1,368,745	(6,467,112)
Securities sold short	472,741	—
Foreign currency translation	—	63
Net change in unrealized appreciation on:
Investments	269,525	7,818,315
Securities sold short	54,622	—
Net realized and unrealized gain	2,165,633	1,351,266
Net Increase in Net Assets From Operations	$1,703,443	$3,059,936

(a)	Net of foreign tax withheld of $0 and $8,968, respectively.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Statements of Changes in Net Assets | 55

LoCorr Managed Futures Strategy Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations
Net investment loss	$(2,741,746)	$(5,025,905)
Net realized gain on investments, swap contracts, forward currency contracts, futures	28,058,608	53,264,692
contracts and foreign currency translation
Net change in unrealized appreciation (depreciation) of investments, swap contracts,
forward currency contracts, futures contracts and foreign currency translation	40,040,653	(32,509,463)
Increase in Net Assets From Operations	65,357,515	15,729,324

Distributions to Shareholders From
Net investment income:
Class A	—	(6,432,086)
Class C	—	(2,193,991)
Class I	—	(5,902,168)
Total Distributions to Shareholders	—	(14,528,245)

Capital Transactions (Note 6)
Proceeds from shares sold	210,231,573	188,314,941
Reinvestment of distributions	—	12,372,395
Cost of shares redeemed	(104,358,458)	(172,340,625)
Redemption fees	10,043	10,605
Increase in Net Assets From Capital Transactions	105,883,158	28,357,316

Total Increase in Net Assets	171,240,673	29,558,395

Net Assets
Beginning of period	520,464,911	490,906,516
End of period (including accumulated net investment income (loss) of $(2,717,929) and $23,817, respectively)	$691,705,584	$520,464,911

The accompanying notes are an integral part of these consolidated financial statements.

56 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015

Operations
Net investment loss	$(508,099)	$(539,687)
Net realized gain on investments and swap contracts	1,431,964	9,737,702
Net change in unrealized appreciation (depreciation) of investments and swap contracts	1,079,435	(1,260,950)
Increase in Net Assets From Operations	2,003,300	7,937,065

Distributions to Shareholders From
Net investment income:
Class A	—	(1,496,185)
Class C	—	(252,385)
Class I	—	(1,602,503)
Total Distributions to Shareholders	—	(3,351,073)

Capital Transactions (Note 6)
Proceeds from shares sold	124,925,703	44,224,957
Reinvestment of distributions	—	2,944,665
Cost of shares redeemed	(32,701,091)	(50,989,816)
Redemption fees	16,322	1,609
Increase (Decrease) in Net Assets From Capital Transactions	92,240,934	(3,818,585)

Total Increase in Net Assets
	94,244,234	767,407
Net Assets
Beginning of period	59,920,808	59,153,401
End of period (including accumulated net investment income (loss) of $(508,099) and $0, respectively)	$154,165,042	$59,920,808

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Statements of Changes in Net Assets | 57

LoCorr Multi-Strategy Fund
Consolidated Statements of Changes in Net Assets

		Period from April 6, 2015
	Six Months Ended	(commencement of operations)
	June 30, 2016	through
	(Unaudited)	December 31, 2015

Operations
Net investment income	$165,089	$193,088
Net realized loss on investments, securities sold short, swap contracts and foreign currency translation	(745,388)	(1,448,509)
Net change in unrealized appreciation (depreciation) of investments, securities sold short and swap contracts	1,901,444	(1,954,814)
Increase (Decrease) in Net Assets From Operations	1,321,145	(3,210,235)

Distributions to Shareholders From
Net investment income:
Class A	(230,070)	(57,171)
Class C	(57,843)	(37,332)
Class I	(322,364)	(172,857)
Return of capital:
Class A	—	(59,982)
Class C	—	(39,167)
Class I	—	(181,352)
Total Distributions to Shareholders	(610,277)	(547,861)

Capital Transactions (Note 6)
Proceeds from shares sold	9,241,526	40,943,678
Reinvestment of distributions	481,474	397,009
Cost of shares redeemed	(7,226,516)	(3,428,828)
Redemption fees	53	467
Increase in Net Assets From Capital Transactions	2,496,537	37,912,326

Total Increase in Net Assets	3,207,405	34,154,230

Net Assets
Beginning of period	34,154,230	—
End of period (including accumulated distributions in excess of net investment income of $454,847 and accumulated net investment loss of $9,659, respectively)	$37,361,635	$34,154,230

The accompanying notes are an integral part of these consolidated financial statements.

58 | LoCorr Market Trend Fund - Consolidated Statements of Changes in Net Assets

LoCorr Market Trend Fund
Consolidated Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015

Operations
Net investment loss	$(6,817,271)	$(6,446,474)
Net realized loss on investments, forward currency contracts, futures contracts and foreign currency translation	(51,307,843)	(13,448,278)
Net change in unrealized appreciation of investments, forward currency contracts, futures contracts and foreign currency translation	74,699,412	1,494,813
Increase (Decrease) in Net Assets From Operations	16,574,298	(18,399,939)

Distributions to Shareholders From
Net investment income:
Class A	—	(555,579)
Class C	—	(187,583)
Class I	—	(4,581,749)
Net realized gain:
Class A	—	(199,576)
Class C	—	(175,420)
Class I	—	(1,224,826)
Total Distributions to Shareholders	—	(6,924,733)

Capital Transactions (Note 6)
Proceeds from shares sold	787,490,905	1,017,177,800
Reinvestment of distributions	—	6,556,398
Cost of shares redeemed	(293,797,031)	(157,925,020)
Redemption fees	21,471	55,555
Increase in Net Assets From Capital Transactions	493,715,345	865,864,733

Total Increase in Net Assets	510,289,643	840,540,061

Net Assets
Beginning of period	901,017,766	60,477,705
End of period (including accumulated net investment income (loss) of $(884,102) and $5,933,169, respectively)	$1,411,307,409	$901,017,766

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Equity Fund - Statements of Changes in Net Assets | 59

LoCorr Long/Short Equity Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015

Operations
Net investment loss	$(462,190)	$(997,517)
Net realized gain on investments and securities sold short	1,841,486	1,963,831
Net change in unrealized appreciation (depreciation) of investments and securities sold short	324,147	(1,306,541)
Increase (Decrease) in Net Assets From Operations	1,703,443	(340,227)

Capital Transactions (Note 6)
Proceeds from shares sold	8,059,244	11,326,336
Cost of shares redeemed	(5,662,291)	(22,349,664)
Redemption fees	486	279
Increase (Decrease) in Net Assets From Capital Transactions	2,397,439	(11,023,049)

Total Increase (Decrease) in Net Assets	4,100,882	(11,363,276)

Net Assets
Beginning of period	30,273,195	41,636,471
End of period (including accumulated net investment income (loss) of $(462,190) and $0, respectively)	$34,374,077	$30,273,195

The accompanying notes are an integral part of these financial statements.

60 | LoCorr Spectrum Income Fund - Statements of Changes in Net Assets

LoCorr Spectrum Income Fund
Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(Unaudited)	December 31, 2015

Operations
Net investment income	$1,708,670	$4,604,374
Net realized loss on investments and foreign currency translation	(6,467,049)	(16,828,199)
Net change in unrealized appreciation of investments	7,818,315	2,371,967
Increase (Decrease) in Net Assets From Operations	3,059,936	(9,851,858)

Distributions to Shareholders From
Net investment income:
Class A	(1,246,693)	(1,853,135)
Class C	(864,194)	(1,211,916)
Class I	(1,039,580)	(1,650,068)
Return of capital:
Class A	—	(883,774)
Class C	—	(577,971)
Class I	—	(786,930)
Total Distributions to Shareholders	(3,150,467)	(6,963,794)

Capital Transactions (Note 6)
Proceeds from shares sold	14,969,801	58,801,112
Reinvestment of distributions	2,474,436	5,179,324
Cost of shares redeemed	(22,074,133)	(48,180,021)
Redemption fees	3,529	17,905
Increase (Decrease) in Net Assets From Capital Transactions	(4,626,367)	15,818,320

Total Decrease in Net Assets	(4,716,898)	(997,332)

Net Assets
Beginning of period	93,065,601	94,062,933
End of period (including accumulated distributions in excess of net investment income of $2,001,484 and accumulated net investment loss of $559,687, respectively)	$88,348,703	$93,065,601

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class A | 61

LoCorr Managed Futures Strategy Fund - Class A
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

											Period from March 22, 2011 (commencement of operations) through December 31, 2011(a), (b)

	Six Months Ended June 30, 2016(a) (Unaudited)
			Year Ended
			December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012(b)

Per Share
Net asset value, beginning of period	$8.54		$8.51		$8.28		$8.77		$9.33		$10.00

Income (loss) from investment operations:
Net investment income (loss)(c)	(0.04)		(0.08)		(0.08)		(0.07)		(0.24)		(0.22)
Net realized and unrealized gain (loss)	1.03		0.36		1.36		(0.41)		(0.32)		(0.45)
Total from Investment Operations	0.99		0.28		1.28		(0.48)		(0.56)		(0.67)

Distributions to shareholders from:
Net investment income	—		(0.25)		(1.04)		—		—		—
Net realized gains	—		—		(0.01)		(0.01)		(0.00	)(d)	—
Total Distributions	—		(0.25)		(1.05)		(0.01)		(0.00)		—

Redemption Fees(d)	0.00		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$9.53		$8.54		$8.51		$8.28		$8.77		$9.33

Total Investment Return(e)	11.59%		3.27%		15.42%		(5.53)%		(5.98)%		(6.70)%

Net Assets, End of Period, in Thousands	$256,235		$229,427		$206,931		$195,046		$182,457		$71,532

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.24	%(f),(g)	2.06	%(f),(g)	2.11	%(f)	2.08	%(f)	3.95	%(f),(h)	4.15	%(h)
After expense reimbursement or recovery	2.24	%(f),(g)	2.06	%(f),(g)	2.11	%(f)	2.08	%(f)	4.00	%(f),(h)	3.93	%(h)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.89	)%(f)	(0.90	)%(f)	(0.94	)%(f)	(0.87	)%(f)	(2.60	)%(f),(i)	(3.18	)%(i)
After expense reimbursement or recovery	(0.89	)%(f)	(0.90	)%(f)	(0.94	)%(f)	(0.87	)%(f)	(2.65	)%(f),(i)	(2.96	)%(i)

Portfolio turnover rate(j)	27%		53%		57%		46%		46%		18%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
(c)	Net investment income (loss) per share is based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Total investment return excludes the effect of applicable sales charges.
(f)	Ratios do not include the income and expenses of the CTAs included in the swap.
(g)	Includes interest expense of 0.00% and 0.00% for the six months ended June 30, 2016 and for the year ended December 31, 2015, respectively.
(h)
For the year ended December 31, 2012 and period from March 22, 2011 through December 31, 2011, the ratios include 1.88% and 1.73%, respectively, of expenses attributable to the Partnership. See Note 1.

(i)
For the year ended December 31, 2012 and period from March 22, 2011 through December 31, 2011, the ratios include (1.63)% and (1.71)%, respectively, of net investment losses attributable to the Partnership. See Note 1.

(j)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

62 | LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Managed Futures Strategy Fund - Class C
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

											Period from March 24, 2011 (commencement of operations) through December 31, 2011(a), (b)

	Six Months Ended June 30, 2016(a) (Unaudited)

			Year Ended
			December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012(b)

Per Share
Net asset value, beginning of period	$8.32		$8.30		$8.12		$8.65		$9.28		$10.00

Income (loss) from investment operations:
Net investment income (loss)(c)	(0.07)		(0.14)		(0.15)		(0.14)		(0.30)		(0.27)
Net realized and unrealized gain (loss)	1.00		0.35		1.33		(0.38)		(0.33)		(0.45)
Total from Investment Operations	0.93		0.21		1.18		(0.52)		(0.63)		(0.72)

Distributions to shareholders from:
Net investment income	—		(0.19)		(0.99)		—		—		—
Net realized gains	—		—		(0.01)		(0.01)		(0.00	)(d)	—
Total Distributions	—		(0.19)		(1.00)		(0.01)		(0.00)		—

Redemption Fees(d)	0.00		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$9.25		$8.32		$8.30		$8.12		$8.65		$9.28

Total Investment Return(e)	11.18%		2.51%		14.39%		(6.07)%		(6.77)%		(7.20)%

Net Assets, End of Period, in Thousands	$112,609		$98,729		$93,924		$73,691		$76,979		$38,055

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.99	%(f),(g)	2.81	%(f),(g)	2.86	%(f)	2.83	%(f)	4.70	%(f),(h)	4.89	%(h)
After expense reimbursement or recovery	2.99	%(f),(g)	2.81	%(f),(g)	2.86	%(f)	2.83	%(f)	4.75	%(f),(h)	4.68	%(h)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.64	)%(f)	(1.65	)%(f)	(1.69	)%(f)	(1.62	)%(f)	(3.35	)%(f),(i)	(3.92	)%(i)
After expense reimbursement or recovery	(1.64	)%(f)	(1.65	)%(f)	(1.69	)%(f)	(1.62	)%(f)	(3.40	)%(f),(i)	(3.71	)%(i)

Portfolio turnover rate(j)	27%		53%		57%		46%		46%		18%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
(c)	Net investment income (loss) per share is based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Total investment return excludes the effect of applicable sales charges.
(f)	Ratios do not include the income and expenses of the CTAs included in the swap.
(g)	Includes interest expense of 0.00% and 0.00% for the six months ended June 30, 2016 and for the year ended December 31, 2015, respectively.
(h)
For the year ended December 31, 2012 and period from March 24, 2011 through December 31, 2011, the ratios include 1.88% and 1.73%, respectively, of expenses attributable to the Partnership. See Note 1.

(i)
For the year ended December 31, 2012 and period from March 24, 2011 through December 31, 2011, the ratios include (1.63)% and (1.71)%, respectively, of net investment losses attributable to the Partnership. See Note 1.

(j)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - Consolidated Financial Highlights - Class I | 63

LoCorr Managed Futures Strategy Fund - Class I
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

											Period from March 24, 2011 (commencement of operations) through December 31, 2011(a), (b)

	Six Months Ended June 30, 2016(a) (Unaudited)

			Year Ended
			December 31, 2015		December 31, 2014		December 31, 2013		December 31, 2012(b)

Per Share
Net asset value, beginning of period	$8.62		$8.57		$8.34		$8.81		$9.35		$10.00

Income (loss) from investment operations:
Net investment income (loss)(c)	(0.03)		(0.06)		(0.06)		(0.05)		(0.22)		(0.20)
Net realized and unrealized gain (loss)	1.03		0.38		1.36		(0.41)		(0.32)		(0.45)
Total from Investment Operations	1.00		0.32		1.30		(0.46)		(0.54)		(0.65)

Distributions to shareholders from:
Net investment income	—		(0.27)		(1.06)		—		—		—
Net realized gains	—		—		(0.01)		(0.01)		(0.00	)(d)	—
Total Distributions	—		(0.27)		(1.07)		(0.01)		(0.00)		—

Redemption Fees(d)	0.00		0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Period	$9.62		$8.62		$8.57		$8.34		$8.81		$9.35

Total Investment Return	11.60%		3.72%		15.56%		(5.28)%		(5.75)%		(6.50)%

Net Assets, End of Period, in Thousands	$322,862		$192,309		$190,052		$102,279		$138,096		$91,161

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.99	%(e),(f)	1.81	%(e),(f)	1.86	%(e)	1.83	%(e)	3.70	%(e),(g)	3.89	%(g)
After expense reimbursement or recovery	1.99	%(e),(f)	1.81	%(e),(f)	1.86	%(e)	1.83	%(e)	3.75	%(e),(g)	3.68	%(g)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.64	)%(e)	(0.65	)%(e)	(0.69	)%(e)	(0.62	)%(e)	(2.35	)%(e),(h)	(2.92	)%(h)
After expense reimbursement or recovery	(0.64	)%(e)	(0.65	)%(e)	(0.69	)%(e)	(0.62	)%(e)	(2.40	)%(e),(h)	(2.71	)%(h)

Portfolio turnover rate(i)	27%		53%		57%		46%		46%		18%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Selected data and ratios (for a share outstanding throughout the period) do not include non-controlling interest.
(c)	Net investment income (loss) per share is based on average shares outstanding.
(d)	Amount represents less than $0.005 per share.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Includes interest expense of 0.00% and 0.00% for the six months ended June 30, 2016 and for the year ended December 31, 2015, respectively.
(g)
For the year ended December 31, 2012 and period from March 24, 2011 through December 31, 2011, the ratios include 1.88% and 1.73%, respectively, of expenses attributable to the Partnership. See Note 1.

(h)
For the year ended December 31, 2012 and period from March 24, 2011 through December 31, 2011, the ratios include (1.63)% and (1.71)%, respectively, of net investment losses attributable to the Partnership. See Note 1.

(i)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

64 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class A

LoCorr Long/Short Commodities Strategy Fund - Class A
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016 (a) (Unaudited)
		Year Ended
		December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012

Per Share
Net asset value, beginning of period	$9.72	$8.54		$7.67		$8.37	$10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.05)	(0.13)		(0.14)		(0.12)	(0.17)
Net realized and unrealized gain (loss)	0.48	2.02		1.85		(0.58)	(1.46)
Total from Investment Operations	0.43	1.89		1.71		(0.70)	(1.63)

Distributions to shareholders from:
Net investment income	—	(0.71)		(0.84)		—	—
Total Distributions	—	(0.71)		(0.84)		—	—

Redemption Fees (c)	0.00	0.00		0.00		0.00	0.00

Net Asset Value, End of Period	$10.15	$9.72		$8.54		$7.67	$8.37

Total Investment Return (d)	4.42%	22.34%		22.07%		(8.36)%	(16.30)%

Net Assets, End of Period, in Thousands	$61,368	$24,425		$43,345		$3,653	$3,213

Ratios/Supplemental Data: (e)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.12%	2.59	%(f)	3.01	%(f)	4.18%	6.12%
After expense reimbursement or recovery	2.20%	2.20	%(f)	2.20	%(f)	2.20%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.91)%	(1.79)%		(2.39)%		(3.46)%	(5.82)%
After expense reimbursement or recovery	(0.99)%	(1.40)%		(1.58)%		(1.48)%	(1.90)%

Portfolio turnover rate (g)	30%	164%		55%		59%	60%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and December 31, 2014, respectively.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class C | 65

LoCorr Long/Short Commodities Strategy Fund - Class C
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016 (a) (Unaudited)
		Year Ended
		December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012

Per Share
Net asset value, beginning of period	$9.51	$8.36		$7.54		$8.29	$10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.09)	(0.19)		(0.20)		(0.17)	(0.24)
Net realized and unrealized gain (loss)	0.47	1.96		1.80		(0.58)	(1.47)
Total from Investment Operations	0.38	1.77		1.60		(0.75)	(1.71)

Distributions to shareholders from:
Net investment income	—	(0.62)		(0.78)		—	—
Total Distributions	—	(0.62)		(0.78)		—	—

Redemption Fees	0.00 (c)	—		—		—	0.00 (c)

Net Asset Value, End of Period	$9.89	$9.51		$8.36		$7.54	$8.29

Total Investment Return (d)	4.00%	21.39%		21.01%		(9.05)%	(17.10)%

Net Assets, End of Period, in Thousands	$8,139	$4,330		$2,983		$1,653	$1,605

Ratios/Supplemental Data: (e)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.87%	3.34	%(f)	3.76	%(f)	4.93%	6.87%
After expense reimbursement or recovery	2.95%	2.95	%(f)	2.95	%(f)	2.95%	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.66)%	(2.54)%		(3.14)%		(4.21)%	(6.57)%
After expense reimbursement or recovery	(1.74)%	(2.15)%		(2.33)%		(2.23)%	(2.65)%

Portfolio turnover rate (g)	30%	164%		55%		59%	60%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and December 31, 2014, respectively.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

66 | LoCorr Long/Short Commodities Strategy Fund - Consolidated Financial Highlights - Class I

LoCorr Long/Short Commodities Strategy Fund - Class I
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended
	June 30, 2016 (a)	Year Ended
	(Unaudited)	December 31, 2015		December 31, 2014		December 31, 2013	December 31, 2012

Per Share
Net asset value, beginning of period	$9.79	$8.59		$7.70		$8.38	$10.00

Income (loss) from investment operations:
Net investment income (loss) (b)	(0.04)	(0.11)		(0.12)		(0.10)	(0.15)
Net realized and unrealized gain (loss)	0.48	2.03		1.86		(0.58)	(1.47)
Total from Investment Operations	0.44	1.92		1.74		(0.68)	(1.62)

Distributions to shareholders from:
Net investment income	—	(0.72)		(0.85)		—	—
Total Distributions	—	(0.72)		(0.85)		—	—

Redemption Fees (c)	0.00	0.00		0.00		0.00	0.00

Net Asset Value, End of Period	$10.23	$9.79		$8.59		$7.70	$8.38

Total Investment Return	4.49%	22.61%		22.36%		(8.11)%	(16.20)%

Net Assets, End of Period, in Thousands	$84,658	$31,166		$12,825		$5,502	$6,373

Ratios/Supplemental Data: (d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.87%	2.34	%(e)	2.76	%(e)	3.93%	5.87%
After expense reimbursement or recovery	1.95%	1.95	%(e)	1.95	%(e)	1.95%	1.95%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.66)%	(1.54)%		(2.14)%		(3.21)%	(5.57)%
After expense reimbursement or recovery	(0.74)%	(1.15)%		(1.33)%		(1.23)%	(1.65)%

Portfolio turnover rate (f)	30%	164%		55%		59%	60%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and December 31, 2014, respectively.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class A | 67

LoCorr Multi-Strategy Fund - Class A
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

		Period from April 6, 2015
	Six Months Ended	(commencement
	June 30, 2016 (a)	of operations) through
	(Unaudited)	December 31, 2015 (a)

Per Share
Net asset value, beginning of period	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.04	0.07
Net realized and unrealized gain (loss)	0.23	(1.58)
Total from Investment Operations	0.27	(1.51)

Distributions to shareholders from:
Net investment income	(0.14)	(0.09)
Return of capital	—	(0.09)
Total Distributions	(0.14)	(0.18)

Redemption Fees	—	0.00 (c)

Net Asset Value, End of Period	$8.44	$8.31

Total Investment Return(d)	3.30%	(15.14)%

Net Assets, End of Period, in Thousands	$14,174	$12,102

Ratios/Supplemental Data:(e)(f)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.83%	3.44%
After expense reimbursement or recovery	2.31%	2.30%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	2.81%	3.43%
After expense reimbursement or recovery	2.29%	2.29%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	0.41%	(0.04)%
After expense reimbursement or recovery	0.93%	1.10%

Portfolio turnover rate(g)	49%	38%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

68 | LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class C

LoCorr Multi-Strategy Fund - Class C
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

		Period from April 6, 2015
	Six Months Ended	(commencement
	June 30, 2016 (a)	of operations) through
	(Unaudited)	December 31, 2015 (a)

Per Share
Net asset value, beginning of period	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.01	0.02
Net realized and unrealized gain (loss)	0.23	(1.58)
Total from Investment Operations	0.24	(1.56)

Distributions to shareholders from:
Net investment income	(0.10)	(0.06)
Return of capital	—	(0.07)
Total Distributions	(0.10)	(0.13)

Redemption Fees	—	0.00 (c)

Net Asset Value, End of Period	$8.45	$8.31

Total Investment Return(d)	2.95%	(15.62)%

Net Assets, End of Period, in Thousands	$4,119	$5,490

Ratios/Supplemental Data:(e)(f)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.58%	4.19%
After expense reimbursement or recovery	3.06%	3.05%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	3.56%	4.18%
After expense reimbursement or recovery	3.04%	3.04%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.34)%	(0.79)%
After expense reimbursement or recovery	0.18%	0.35%

Portfolio turnover rate(g)	49%	38%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Ratios do not include the income and expenses of the CTAs included in the swap.
(f)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(g)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Multi-Strategy Fund - Consolidated Financial Highlights - Class I | 69

LoCorr Multi-Strategy Fund - Class I
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

		Period from April 6, 2015
	Six Months Ended	(commencement
	June 30, 2016 (a)	of operations) through
	(Unaudited)	December 31, 2015 (a)

Per Share
Net asset value, beginning of period	$8.31	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.05	0.09
Net realized and unrealized gain (loss)	0.22	(1.58)
Total from Investment Operations	0.27	(1.49)

Distributions to shareholders from:
Net investment income	(0.15)	(0.10)
Return of capital	—	(0.10)
Total Distributions	(0.15)	(0.20)

Redemption Fees(c)	0.00	0.00

Net Asset Value, End of Period	$8.43	$8.31

Total Investment Return	3.34%	(14.98)%

Net Assets, End of Period, in Thousands	$19,068	$16,562

Ratios/Supplemental Data:(d)(e)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.58%	3.19%
After expense reimbursement or recovery	2.06%	2.05%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	2.56%	3.18%
After expense reimbursement or recovery	2.04%	2.04%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	0.66%	0.21%
After expense reimbursement or recovery	1.18%	1.35%

Portfolio turnover rate(f)	49%	38%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short and swap transactions.

The accompanying notes are an integral part of these consolidated financial statements.

70 | LoCorr Market Trend Fund - Consolidated Financial Highlights - Class A

LoCorr Market Trend Fund - Class A
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

			Period from July 1, 2014
	Six Months Ended		(commencement of operations)
	June 30, 2016 (a)	Year Ended	through
	(Unaudited)	December 31, 2015	December 31, 2014 (a)

Per Share
Net asset value, beginning of period	$12.00	$11.44	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.07)	(0.19)	(0.12)
Net realized and unrealized gain (loss)	0.40	0.84 (c)	1.99
Total from Investment Operations	0.33	0.65	1.87

Distributions to shareholders from:
Net investment income	—	(0.07)	(0.25)
Net realized gains	—	(0.02)	(0.18)
Total Distributions	—	(0.09)	(0.43)

Redemption Fees(d)	0.00	0.00	0.00

Net Asset Value, End of Period	$12.33	$12.00	$11.44

Total Investment Return(e)	2.75%	5.68%	18.74%

Net Assets, End of Period, in Thousands	$187,225	$110,324	$13,337

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.94%	2.03%	3.64%
After expense reimbursement or recovery	1.94%	2.06%	2.20%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.20)%	(1.49)%	(3.48)%
After expense reimbursement or recovery	(1.20)%	(1.52)%	(2.04)%

Portfolio turnover rate(f)	24%	27%	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate losses in the Fund’s Consolidated Statement of Operations due to share transactions for the period.

(d)	Amount represents less than $0.005 per share.
(e)	Total return excludes the effect of applicable sales charges.
(f)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights - Class C | 71

LoCorr Market Trend Fund - Class C
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016 (a) (Unaudited)	Year Ended December 31, 2015	Period from July 1, 2014 (commencement of operations) through December 31, 2014 (a)

Per Share
Net asset value, beginning of period	$11.92	$11.41	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.12)	(0.28)	(0.16)
Net realized and unrealized gain (loss)	0.40	0.84 (c)	1.99
Total from Investment Operations	0.28	0.56	1.83

Distributions to shareholders from:
Net investment income	—	(0.03)	(0.24)
Net realized gains	—	(0.02)	(0.18)
Total Distributions	—	(0.05)	(0.42)

Redemption Fees(d)	0.00	0.00	0.00

Net Asset Value, End of Period	$12.20	$11.92	$11.41

Total Investment Return(e)	2.35%	4.90%	18.29%

Net Assets, End of Period, in Thousands	$123,098	$94,707	$6,949

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.69%	2.78%	4.39%
After expense reimbursement or recovery	2.69%	2.81%	2.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(1.95)%	(2.24)%	(4.23)%
After expense reimbursement or recovery	(1.95)%	(2.27)%	(2.79)%

Portfolio turnover rate(f)	24%	27%	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate losses in the Fund’s Consolidated Statement of Operations due to share transactions for the period.
(d)	Amount represents less than $0.005 per share.
(e)	Total return excludes the effect of applicable sales charges.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

72 | LoCorr Market Trend Fund - Consolidated Financial Highlights - Class I

LoCorr Market Trend Fund - Class I
Consolidated Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016 (a) (Unaudited)	Year Ended December 31, 2015	Period from July 1, 2014 (commencement of operations) through December 31, 2014 (a)

Per Share
Net asset value, beginning of period	$12.02	$11.45	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	0.40	0.84 (c)	1.99
Total from Investment Operations	0.34	0.68	1.89

Distributions to shareholders from:
Net investment income	—	(0.09)	(0.26)
Net realized gains	—	(0.02)	(0.18)
Total Distributions	—	(0.11)	(0.44)

Redemption Fees(d)	0.00	0.00	0.00

Net Asset Value, End of Period	$12.36	$12.02	$11.45

Total Investment Return	2.83%	5.96%	18.88%

Net Assets, End of Period, in Thousands	$1,100,984	$695,987	$40,192

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.69%	1.78%	3.39%
After expense reimbursement or recovery	1.69%	1.81%	1.95%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.95)%	(1.24)%	(3.23)%
After expense reimbursement or recovery	(0.95)%	(1.27)%	(1.79)%

Portfolio turnover rate(e)	24%	27%	6%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate losses in the Fund’s Consolidated Statement of Operations due to share transactions for the period.
(d)	Amount represents less than $0.005 per share.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Equity Fund - Financial Highlights - Class A | 73

LoCorr Long/Short Equity Fund - Class A
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016 (a) (Unaudited)			Period from May 10, 2013 (commencement of operations) through December 31, 2013 (a)

		Year Ended
		December 31, 2015	December 31, 2014

Per Share
Net asset value, beginning of period	$9.64	$9.80	$11.48	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.14)	(0.27)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	0.67	0.11	(1.42)	1.61
Total from Investment Operations	0.53	(0.16)	(1.64)	1.48

Distributions to shareholders from:
Net realized gains	—	—	(0.04)	—
Total Distributions	—	—	(0.04)	—

Redemption Fees(c)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.17	$9.64	$9.80	$11.48

Total Investment Return(d)	5.50%	(1.53)%	(14.37)%	14.80%

Net Assets, End of Period, in Thousands	$13,861	$12,446	$17,174	$21,256

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.86%	3.72%	3.55%	5.05%
After expense reimbursement or recovery	3.41%	3.35%	3.30%	3.26%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	3.60%	3.52%	3.40%	4.94%
After expense reimbursement or recovery	3.15%	3.15%	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.42)%	(3.06)%	(2.41)%	(3.64)%
After expense reimbursement or recovery	(2.97)%	(2.69)%	(2.16)%	(1.85)%

Portfolio turnover rate(e)	223%	269%	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

74 | LoCorr Long/Short Equity Fund - Financial Highlights - Class C

LoCorr Long/Short Equity Fund - Class C
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016(a) (Unaudited)			Period from May 10, 2013 (commencement of operations) through December 31, 2013 (a)
		Year Ended
		December 31, 2015	December 31, 2014

Per Share
Net asset value, beginning of period	$9.45	$9.67	$11.42	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.17)	(0.33)	(0.29)	(0.18)
Net realized and unrealized gain (loss)	0.65	0.11	(1.42)	1.60
Total from Investment Operations	0.48	(0.22)	(1.71)	1.42

Distributions to shareholders from:
Net realized gains	—	—	(0.04)	—
Total Distributions	—	—	(0.04)	—

Redemption Fees	—	0.00 (c)	0.00 (c)	—

Net Asset Value, End of Period	$9.93	$9.45	$9.67	$11.42

Total Investment Return(d)	5.08%	(2.28)%	(14.98)%	14.20%

Net Assets, End of Period, in Thousands	$7,488	$7,837	$12,158	$8,443

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	4.61%	4.47%	4.30%	5.80%
After expense reimbursement or recovery	4.16%	4.10%	4.05%	4.01%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	4.35%	4.27%	4.15%	5.69%
After expense reimbursement or recovery	3.90%	3.90%	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(4.17)%	(3.81)%	(3.16)%	(4.39)%
After expense reimbursement or recovery	(3.72)%	(3.44)%	(2.91)%	(2.60)%

Portfolio turnover rate(e)	223%	269%	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Long/Short Equity Fund - Financial Highlights - Class I | 75

LoCorr Long/Short Equity Fund - Class I
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016 (a) (Unaudited)			Period from May 10, 2013 (commencement of operations) through December 31, 2013 (a)

		Year Ended
		December 31, 2015	December 31, 2014

Per Share
Net asset value, beginning of period	$9.71	$9.84	$11.50	$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.13)	(0.24)	(0.20)	(0.11)
Net realized and unrealized gain (loss)	0.67	0.11	(1.42)	1.61
Total from Investment Operations	0.54	(0.13)	(1.62)	1.50

Distributions to shareholders from:
Net realized gains	—	—	(0.04)	—
Total Distributions	—	—	(0.04)	—

Redemption Fees(c)	0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$10.25	$9.71	$9.84	$11.50

Total Investment Return	5.56%	(1.22)%	(14.18)%	15.00%

Net Assets, End of Period, in Thousands	$13,025	$9,990	$12,304	$12,361

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	3.61%	3.47%	3.30%	4.80%
After expense reimbursement or recovery	3.16%	3.10%	3.05%	3.01%

Ratio of expenses to average net assets (excluding dividend and interest expense on securities sold short and interest expense on line of credit):
Before expense reimbursement or recovery	3.35%	3.27%	3.15%	4.69%
After expense reimbursement or recovery	2.90%	2.90%	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(3.17)%	(2.81)%	(2.16)%	(3.39)%
After expense reimbursement or recovery	(2.72)%	(2.44)%	(1.91)%	(1.60)%

Portfolio turnover rate(d)	223%	269%	256%	66%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

76 | LoCorr Spectrum Income Fund - Financial Highlights - Class A

LoCorr Spectrum Income Fund - Class A
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016(a) (Unaudited)
		Year Ended
		December 31, 2015		December 31, 2014

Per Share
Net asset value, beginning of period	$7.78	$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.16	0.38		0.41
Net realized and unrealized gain (loss)	0.15	(1.00)		(0.91)
Total from Investment Operations	0.31	(0.62)		(0.50)

Distributions to shareholders from:
Net investment income	(0.29)	(0.39)		(0.36)
Return of capital	—	(0.18)		(0.17)
Total Distributions	(0.29)	(0.57)		(0.53)

Redemption Fees(c)	0.00	0.00		0.00

Net Asset Value, End of Period	$7.80	$7.78		$8.97

Total Investment Return(d)	4.10%	(7.36)%		(5.45)%

Net Assets, End of Period, in Thousands	$32,549	$36,957		$37,425

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.08%	1.99	%(f)	2.28	%(f)
After expense reimbursement or recovery	2.05%	2.05	%(f)	2.05	%(f)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	4.14%	4.41%		3.88%
After expense reimbursement or recovery	4.17%	4.35%		4.11%

Portfolio turnover rate(g)	44%	54%		43%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(f)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and December 31, 2014, respectively.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund - Financial Highlights - Class C | 77

LoCorr Spectrum Income Fund - Class C
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016 (a) (Unaudited)
		Year Ended
		December 31, 2015		December 31, 2014

Per Share
Net asset value, beginning of period	$7.78	$8.96		$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.13	0.32		0.33
Net realized and unrealized gain (loss)	0.15	(1.00)		(0.91)
Total from Investment Operations	0.28	(0.68)		(0.58)

Distributions to shareholders from:
Net investment income	(0.25)	(0.34)		(0.31)
Return of capital	—	(0.16)		(0.15)
Total Distributions	(0.25)	(0.50)		(0.46)

Redemption Fees(c)	0.00	0.00		0.00

Net Asset Value, End of Period	$7.81	$7.78		$8.96

Total Investment Return(d)	3.73%	(8.05)%		(6.19)%

Net Assets, End of Period, in Thousands	$27,497	$27,817		$25,210

Ratios/Supplemental Data:(e)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.83%	2.74	%(f)	3.03	%(f)
After expense reimbursement or recovery	2.80%	2.80	%(f)	2.80	%(f)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	3.39%	3.66%		3.13%
After expense reimbursement or recovery	3.42%	3.60%		3.36%

Portfolio turnover rate(g)	44%	54%		43%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return excludes the effect of applicable sales charges.
(e)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(f)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and December 31, 2014, respectively.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

78 | LoCorr Spectrum Income Fund - Financial Highlights - Class I

LoCorr Spectrum Income Fund - Class I
Financial Highlights
Selected Data and Ratios (for a share outstanding throughout the period)

	Six Months Ended June 30, 2016 (a) (Unaudited)
		Year Ended
		December 31, 2015		December 31, 2014

Per Share
Net asset value, beginning of period	$7.78	$8.97		$10.00

Income (loss) from investment operations:
Net investment income (loss)(b)	0.17	0.41		0.43
Net realized and unrealized gain (loss)	0.15	(1.00)		(0.91)
Total from Investment Operations	0.32	(0.59)		(0.48)

Distributions to shareholders from:
Net investment income	(0.30)	(0.41)		(0.38)
Return of capital	—	(0.19)		(0.17)
Total Distributions	(0.30)	(0.60)		(0.55)

Redemption Fees(c)	0.00	0.00		0.00

Net Asset Value, End of Period	$7.80	$7.78		$8.97

Total Investment Return	4.27%	(7.10)%		(5.23)%

Net Assets, End of Period, in Thousands	$28,303	$28,292		$31,428

Ratios/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.83%	1.74	%(e)	2.03	%(e)
After expense reimbursement or recovery	1.80%	1.80	%(e)	1.80	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	4.39%	4.66%		4.13%
After expense reimbursement or recovery	4.42%	4.60%		4.36%

Portfolio turnover rate(f)	44%	54%		43%

(a)	All ratios have been annualized except total investment return and portfolio turnover.
(b)	Net investment income (loss) per share is based on average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Includes interest expense on line of credit of 0.00% and 0.00% for the years ended December 31, 2015 and December 31, 2014, respectively.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited)
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LoCorr Investment Trust

Notes

June 30, 2016 (Unaudited)

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.” The LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund, LoCorr Market Trend Fund, LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund are each non-diversified funds and the LoCorr Managed Futures Strategy Fund is a diversified fund.

The LoCorr Managed Futures Strategy Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Multi-Strategy Fund’s investment objective is capital appreciation.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

Wholly-owned and Controlled Subsidiaries
In order to achieve their investment objectives, the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”), LCMSF Fund Limited (“LCMSF”) and LCMT Fund Limited (“LCMT”), respectively; each company incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS, LCMSF and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectus and Statement of Additional Information.

At June 30, 2016, each Fund’s investment in LCMFS, LCLSCS, LCMSF and LCMT represented 3.03%, 19.97%, 17.97% and 5.29% of the total assets of LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund, respectively.

The consolidated financial statements of the LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS, LCMSF and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also include its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary are a “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

At June 30, 2016, the only investment held by LCLSCS and LCMSF are swap contracts, for which the notional amount was $138,100,000 and $35,582,500, respectively. At June 30, 2016, LCLSCS and LCMSF reported unrealized depreciation on swap contracts of $2,892,504 and $274,933, respectively. In addition, LCLSCS and LCMSF hold cash and cash equivalents as collateral on the swap contracts.

At June 30, 2016, investments held by LCMFS and LCMT include open futures contracts and other investments intended to serve as margin or collateral for futures positions. At June 30, 2016, LCMFS held long open futures contracts with a total notional amount of $165,185,252 and net unrealized appreciation of $2,544,595 and short open futures contracts with a total notional amount of $53,641,913 and net unrealized depreciation of $575,952. At June 30, 2016, LCMT held long open futures contracts with a total notional amount of $711,890,934 and net unrealized appreciation of $10,870,023 and short open futures contracts with a total notional amount of $169,144,125 and net unrealized depreciation of $4,956,360.

Partnership Interest
During the year ended December 31, 2012, LCMFS had a controlling ownership interest in Millburn Diversified Plus L.P. (the “Partnership”), a limited partnership organized on February 14, 2011, under the Delaware Revised Uniform Limited Partnership Act, which commenced operations on March 24, 2011. The Partnership engaged in speculative trading of futures and forward currency contracts. Similarly, LCLSCS had an investment in a partnership during the year ended December 31, 2012, however, based on the ownership percentage held during the year ended December 31, 2012, LCLSCS was not considered to have a controlling interest in that entity. The General Partner of the Partnership was Millburn Ridgefield Corporation (the “General Partner”). LCMFS and LCLSCS had fully redeemed out of their positions held in the partnerships as of December 20, 2012, and as a result, LCMFS no longer consolidated the Partnership, and its assets, liabilities, and related non-controlling interest were no longer included in the LoCorr Managed Futures Strategy Fund’s financial statements. As of December 20, 2012, there was no gain or loss on the redemption and deconsolidation because the investment in the Partnership was carried at fair value on a daily basis by LCMFS.

80 |
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

Because LCMFS had a controlling interest (greater than 50% but less than 100%) in the Partnership for the period January 1, 2012 through December 20, 2012, the financial activity of the Partnership for that period ended December 20, 2012, was also consolidated with the financial statements of LCMFS. All intercompany balances, revenues, and expenses have been eliminated in consolidation. LoCorr Managed Futures Strategy Fund, LCMFS and the Partnership are collectively referred to as the LoCorr Managed Futures Strategy Fund throughout these consolidated financial statements.

Non-controlling interest is the portion of equity ownership in the Partnership not attributable to the LoCorr Managed Futures Strategy Fund. Non-controlling interest represents additional, non-related partners in the Partnership and was equal to 2.20% of the Partnership’s net assets prior to LCMFS having fully redeemed its holding of the Partnership.

Share Classes
The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

With respect to the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Long/Short Equity Fund, all classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Managed Futures Strategy Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Long/Short Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014
LoCorr Multi-Strategy Fund	April 6, 2015	April 6, 2015	April 6, 2015

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the consolidated financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation
The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value

American Depositary Receipts
The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities
Equity securities, including common stocks, preferred stocks, securities convertible into common stocks, such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies and royalty trusts, generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds
The Funds may invest in Exchange Traded Funds (“ETFs”). ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Fixed Income Securities
Fixed income securities and certificates of deposit with maturities more than 60 days when acquired generally are valued using an evaluated price supplied by an independent pricing service. Inputs used by the pricing service for U.S. government and treasury securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker dealer quotes, yields, bids, offers, and reference data. Agency issued debt securities, foreign issued bonds and municipal bonds are generally valued in a manner similar to U.S. government securities. Evaluations for corporate bonds are typically based on valuation methodologies such as market pricing and other analytical pricing models as well as market transactions and dealer quotations based on observable inputs. Fixed income securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

The fair value of asset backed securities and mortgage backed securities is estimated on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuance may also be considered in the development of fair value. Asset backed and mortgage backed securities are generally categorized in Level 2 of the fair value hierarchy.

Short-term investments in fixed income securities and certificates of deposit with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using an amortized cost method of valuation, and are generally categorized in Level 2.

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LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

Investment Companies
With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies, including money market funds, registered under the 1940 Act, the Funds’ net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Funds generally will purchase shares of closed-end investment companies only in the secondary market. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end investment companies, as well as to the fact that the shares of closed-end investment companies are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end investment company shares also may contribute to such shares trading at a discount to their net asset value. Closed-end investment companies are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Over-the-counter Financial Derivative Instruments
Over-the-counter financial derivative instruments, such as forward currency contracts, futures contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price, and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures and forward currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fair Value Pricing
If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:
●
securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●
securities for which, in the opinion of the Adviser/relevant Sub-Adviser, the prices or values available do not represent the fair value of the instrument, based upon factors that may include, but are not limited to, the following: the availability of only a bid price or an ask price; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading;

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●
securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●
For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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Performing Fair Value Pricing
The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

●	a multiple of earnings;

●	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

●	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

●	the fundamental analytical data relating to the investment;

●	the nature and duration of restrictions (if any) on disposition of the securities;

●	evaluation of the forces that influence the market in which these securities are purchased or sold;

●	changes in interest rates;

●	government (domestic or foreign) actions or pronouncements; and

●	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

●	type of security;

●	Financial statements of the issuer;

●	cost at date of purchase;

●	size of holding;

●	discount from market value of unrestricted securities of the same class at time of purchase;

●	special reports prepared by analysts;

●	information as to any transactions or offers with respect to the security;

●	existence of merger proposals or tender offers affecting the securities;

●	price and extent of public trading in similar securities of the issuer or comparable companies; and

●	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Fund might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

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 LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

The fair value of the LoCorr Spectrum Income Fund’s investment in Terra Secured Income Fund 5, LLC (“Terra”) is based on the Adviser’s analysis of certain existing data to determine the significance and character of inputs used to determine value. These inputs include, but are not limited to, financial statements (audited and unaudited) of Terra and the value used by other investors in Terra. Management also engaged a third party appraisal firm to review the valuation process used by Terra and the Adviser in determining the value of the investment. Changes to the fair value of this investment would result from changes to the underlying financial performance of Terra or other market factors, such as adverse changes to the financial condition of Terra, its borrowers or the secured assets as well as the deterioration of real estate market or general economic conditions. Terra is a private investment, limited liability company formed to originate, fund and structure real estate-related loans, including mezzanine loans, first and second mortgage loans, subordinated mortgage loans, bridge loans, preferred equity investments and other loans related to high quality commercial real estate in the United States. Units invested with Terra are not registered with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) or the securities agency of any state. The units were offered in reliance upon an exemption from the registration provisions of the Securities Act and state securities laws applicable only to offers and sales to investors meeting the suitability requirements set forth herein. Due to lack of market activity and observable inputs, the LoCorr Spectrum Income Fund’s investment in Terra is categorized in Level 3 of the fair value hierarchy.

The following table summarizes LoCorr Managed Futures Strategy Fund’s consolidated investments and swap contracts as of June 30, 2016:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$105,543,823	$—	$105,543,823
Corporate Bonds	—	221,942,851	—	221,942,851
Foreign Government Bonds	—	5,922,172	—	5,922,172
Mortgage Backed Securities	—	112,095,920	—	112,095,920
Municipal Bonds	—	9,490,312	—	9,490,312
U.S. Government Agency Issues	—	56,272,128	—	56,272,128
U.S. Government Notes	—	29,531,581	—	29,531,581
Short Term Investment	22,642,968	—	—	22,642,968
Total Investments	$22,642,968	$540,798,787	$—	$563,441,755

Other Financial Instruments*
Forward Currency Contracts
Long	$—	$(4,739,747)	$—	$(4,739,747)
Short	—	8,574,123	—	8,574,123
Total Forward Currency Contracts	—	3,834,376	—	3,834,376
Futures Contracts
Long	17,385,942	—	—	17,385,942
Short	97,610	—	—	97,610
Total Futures Contracts	17,483,552	—	—	17,483,552
Total Other Financial Instruments	$17,483,552	$3,834,376	$—	$21,317,928

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*Other financial instruments include forward currency contracts and futures contracts which are not included in the Fund’s consolidated schedule of investments. The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2016.

The LoCorr Managed Futures Strategy Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of June 30, 2016:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$20,395,387	$—	$20,395,387
Corporate Bonds	—	48,190,014	—	48,190,014
Foreign Government Bonds	—	297,555	—	297,555
Mortgage Backed Securities	—	21,272,485	—	21,272,485
Municipal Bonds	—	511,441	—	511,441
U.S. Government Agency Issues	—	10,556,440	—	10,556,440
U.S. Government Notes	—	7,858,418	—	7,858,418
Short Term Investments	6,624,691	6,112,043	—	12,736,734
Total Investments	$6,624,691	$115,193,783	$—	$121,818,474

Swap Contracts*
Long Total Return Swap Contracts	$—	$(2,892,504)	$—	$(2,892,504)
Total Swap Contracts	$—	$(2,892,504)	$—	$(2,892,504)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*Swap contracts are derivative instruments not reflected in the Fund’s consolidated schedule of investments. The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at June 30, 2016.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the period.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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The following table summarizes LoCorr Multi-Strategy Fund’s consolidated investments, securities sold short and swap contracts as of June 30, 2016:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$1,739,975	$—	$—	$1,739,975
Closed-End Investment Companies	3,499,548	—	—	3,499,548
Common Stocks	10,192,122	—	—	10,192,122
Convertible Preferred Stock	948,911	—	—	948,911
Master Limited Partnerships	5,459,835	—	—	5,459,835
Publicly Traded Partnerships	1,501,110	—	—	1,501,110
Real Estate Investment Trusts	3,823,438	—	—	3,823,438
Short Term Investment	1,245,600	—	—	1,245,600
Total Investments	$28,410,539	$—	$—	$28,410,539

Securities Sold Short
Common Stocks	$(813,253)	$—	$—	$(813,253)
Total Securities Sold Short	$(813,253)	$—	$—	$(813,253)

Swap Contracts*
Long Total Return Swap Contracts	$—	$(274,933)	$—	$(274,933)
Total Swap Contracts	$—	$(274,933)	$—	$(274,933)

See the Fund’s consolidated schedule of investments and securities sold short for the investments detailed by industry classification.

*Swap contracts are derivative instruments not reflected in the Fund’s consolidated schedule of investments. The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at June 30, 2016.

The LoCorr Multi-Strategy Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of June 30, 2016:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$261,010,632	$—	$261,010,632
Corporate Bonds	—	12,419,902	—	12,419,902
Foreign Government Bonds	—	14,558,691	—	14,558,691
Mortgage Backed Securities	—	118,186,955	—	118,186,955
U.S. Government Agency Issues	—	515,960,103	—	515,960,103
U.S. Government Notes	—	147,339,957	—	147,339,957
Short Term Investment	60,730,203	—	—	60,730,203
Total Investments	$60,730,203	$1,069,476,240	$—	$1,130,206,443

Other Financial Instruments*
Forward Currency Contracts
Long	$—	$(14,384,983)	$—	$(14,384,983)
Short	—	31,393,990	—	31,393,990
Total Forward Currency Contracts	—	17,009,007	—	17,009,007
Futures Contracts
Long	56,604,272	—	—	56,604,272
Short	(469,334)	—	—	(469,334)
Total Futures Contracts	56,134,938	—	—	56,134,938
Total Other Financial Instruments	$56,134,938	$17,009,007	$—	$73,143,945

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.
*Other financial instruments include forward currency contracts and futures contracts which are not included in the Fund’s consolidated schedule of investments. The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at June 30, 2016.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the period.

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 LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

The following table summarizes LoCorr Long/Short Equity Fund’s investments and securities sold short as of June 30, 2016:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Company	$178,225	$—	$—	$178,225
Common Stocks	20,968,587	—	—	20,968,587
Short Term Investments	6,702,397	2,496,817	—	9,199,214
Total Investments	$27,849,209	$2,496,817	$—	$30,346,026

Securities Sold Short
Common Stocks	$(4,554,050)	$—	$—	$(4,554,050)
Master Limited Partnerships	(60,918)	—	—	(60,918)
Exchange Traded Funds	(1,294,612)	—	—	(1,294,612)
Total Securities Sold Short	$(5,909,580)	$—	$—	$(5,909,580)

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

The LoCorr Long/Short Equity Fund did not hold any Level 3 assets during the period.

The following table summarizes LoCorr Spectrum Income Fund’s investments as of June 30, 2016:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$7,043,167	$—	$—	$7,043,167
Closed-End Investment Companies	14,060,122	—	—	14,060,122
Common Stocks	14,066,711	—	—	14,066,711
Convertible Preferred Stock	4,025,875	—	—	4,025,875
Master Limited Partnerships	22,390,985	—	—	22,390,985
Private Investment	—	—	5,067,585	5,067,585
Publicly Traded Partnerships	6,182,201	—	—	6,182,201
Real Estate Investment Trusts	9,787,990	—	—	9,787,990
Short Term Investment	5,155,303	—	—	5,155,303
Total Investments	$82,712,354	$—	$5,067,585	$87,779,939

See the Fund’s schedule of investments for detail by industry classification.

The following is a reconciliation of the beginning and ending balances for assets measured at fair value using significant unobservable inputs (Level 3) during the six months ended June 30, 2016:

Investments
in Securities,
Level 3 Reconciliation Disclosure	at fair value
Balance, December 31, 2015	$11,498,342
Purchases	—
Sales	(6,533,159)
Return of capital distributions	—
Realized gain (loss)	573
Change in net unrealized gain (loss)	101,829
Transfer into Level 3	—
Transfer out of Level 3	—
Balance, June 30, 2016	$5,067,585

Net change in unrealized gains relating to Level 3 investments still held at June 30, 2016	$44,478

Quantitative Information about Level 3 Fair Value Measurements held in the LoCorr Spectrum Income Fund:

				Fair Value at
Type of Security	Valuation Technique	Unobservable Input	Range per Unit	June 30, 2016
Private Investment	See note below	Transaction Price	$47,000 – $47,008	$5,067,585

Note: Management’s fair valuation is based on the issuer’s financial statements and other data, as well as other trades in this security as noted above. See additional detail related to these considerations in the Investment Valuation disclosures. The purchase discount on LoCorr Spectrum Income Fund’s investment in Terra is accreted on a straight-line basis over a period of five years, and is presented as part of unrealized appreciation for financial reporting purposes.

For each of the Funds, there were no transfers between levels during the period. Transfers between levels are recognized at the end of the reporting period.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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Allocation of Income and Expenses
Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deferred Offering Costs
Offering costs are accounted for as a deferred charge until operations begin and thereafter amortized to expense over twelve months on a straight-line basis. For the LoCorr Multi-Strategy Fund, these costs consisted of legal fees pertaining to preparing the Fund’s initial registration statement, printing costs, and SEC and state registration fees. For the period from January 1, 2016 through June 30, 2016, the LoCorr Multi-Strategy Fund amortized $17,164 in deferred offering costs. At June 30, 2106, the LoCorr Multi-Strategy Fund fully amortized all of its deferred offering costs.

Deposits with Broker
Forward Currency and Futures Contracts
When trading derivative instruments, such as forward or futures contracts, the Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At June 30, 2016, the LoCorr Managed Futures Strategy Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents at U.S. Bank, N.A. of $11,030,000 and $59,040,000, respectively, with Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At June 30, 2016, the LoCorr Managed Futures Strategy Fund and LCMFS, collectively, had $99,849,526 in cash and cash equivalents on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities with a fair value of $11,601 as collateral for derivative instruments.

At June 30, 2016, the LoCorr Market Trend Fund and LCMT, collectively, had $203,209,657 in cash and cash equivalents on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMT pledged securities with a fair value of $350,910 as collateral for derivative instruments.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market”. The Fund expects to earn interest income on any margin deposits.

Securities Sold Short
At June 30, 2016, the LoCorr Multi-Strategy Fund and the LoCorr Long/Short Equity Fund had cash on deposit with the broker-dealer in the amount of $1,337,441 and $6,796,755, respectively. At June 30, 2016, the LoCorr Long/Short Equity Fund pledged securities with a fair value of $2,496,817.

Swap Contracts
LCLSCS and LCMSF have a substantial portion of their assets on deposit with Deutsche Bank in connection with their trading of swap contracts. Assets deposited with Deutsche Bank in connection with the trading of swap contracts for LCLSCS and LCMSF are partially restricted due to deposit requirements. At June 30, 2016, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Multi-Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $28,235,010 and $7,116,500, respectively, which have been presented on the consolidated statements of assets and liabilities for each Fund. In addition, at June 30, 2016, the LCLSCS and LCMSF pledged securities with a fair value of $462,213 and $200,367, respectively, as collateral for swap contracts. Risks arise from the possible inability of the counterparty to meet the term of its contract and may increase if the counterparty’s financial condition worsens. During the six months ended June 30, 2016, LCMFS liquidated its swap position resulting in a net realized gain of $17,162,980.

Distributable Earnings and Investment Transactions
Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

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LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. See Note 7.

Distributions to Shareholders
Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

In 2016, the dividends for the LoCorr Multi-Strategy Fund and the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on each Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Funds’ investments in MLP and certain investments in REIT and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

	Six Months Ended June 30, 2016
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Multi-Strategy Fund	$610,277	$—	$—
LoCorr Spectrum Income Fund	3,150,467	—	—

	Period Ended December 31, 2015(a)
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital
LoCorr Managed Futures Strategy Fund	$14,528,245	$—	$—
LoCorr Long/Short Commodities Strategy Fund	3,351,073	—	—
LoCorr Multi-Strategy Fund	267,360	—	280,501
LoCorr Market Trend Fund	5,964,617	960,116	—
LoCorr Long/Short Equity Fund	—	—	—
LoCorr Spectrum Income Fund	4,715,119	—	2,248,675

(a)	For the year ended December 31, 2015 for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Long/Short Equity Fund and the LoCorr Spectrum Income Fund and for the period from April 6, 2015 (commencement of operations) through December 31, 2015 for the LoCorr Multi-Strategy Fund.

Federal Income Taxes
The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2016, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the period ended June 30, 2016, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS, LCMSF and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS, LCMSF and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS, LCMSF and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts
Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statement of operations.

Futures Contracts
A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Any change in net unrealized gain or loss is reported in the statement of operations.

Indemnifications
In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks
The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, derivatives). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts, and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

Options on Securities
The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

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LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Organizational Costs
Organizational costs in connection with the organization of the Funds are expensed as incurred.

Security Transactions and Investment Income
Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Fund may determine that particular Rule 144(a) securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At June 30, 2016, the Adviser deemed all of the restricted securities held in the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. There were no illiquid or restricted securities held in the LoCorr Multi-Strategy Fund or the LoCorr Long/Short Equity Fund at June 30, 2016. The LoCorr Spectrum Income Fund’s investment in Terra was deemed by the Adviser to be illiquid at June 30, 2016 and represented 5.74% of the Fund’s net assets. The private placement memorandum of Terra specifies that it will continue in existence until December 31, 2023, unless terminated sooner.

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statement of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statement of assets and liabilities. For the period ended June 30, 2016, the Funds estimated that 100% of the MLP distributions received would be treated as return of capital. For the period ended June 30, 2016, approximately 100% of the total distributions received from Terra are estimated to be interest income.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales
The Funds may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statement of operations.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which is shown as an expense for financial reporting purposes.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank, N.A. (“U.S. Bank”). The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts
The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures and forward currency contracts (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statement of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures and forward currency contracts is traded. A Fund’s obligation under a total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. In addition, changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts”, respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Warrants
The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3.	Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency, and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates – e.g., positions between two currencies other than the U.S. dollar.

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LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

At June 30, 2016, the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated financial statements.

LoCorr Managed Futures Strategy Fund - June 30, 2016
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$14,340,960	$—	$14,340,960	$—	$—	$14,340,960
Futures contracts	1,703,170	—	1,703,170	—	—	1,703,170
Total	$16,044,130	$—	$16,044,130	$—	$—	$16,044,130

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$10,506,584	$—	$10,506,584	$—	$(10,506,584)	$—
Total	$10,506,584	$—	$10,506,584	$—	$(10,506,584)	$—

LoCorr Long/Short Commodities Strategy Fund - June 30, 2016
Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Swap Contracts	$2,892,504	$—	$2,892,504	$—	$(2,892,504)	$—
Total	$2,892,504	$—	$2,892,504	$—	$(2,892,504)	$—

LoCorr Multi-Strategy Fund - June 30, 2016
Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Swap Contracts*	$349,919	$—	$349,919	$—	$(349,919)	$—
Total	$349,919	$—	$349,919	$—	$(349,919)	$—
*Includes advance payment on swap contracts.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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LoCorr Market Trend Fund - June 30, 2016
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Received)	Net Amount
Forward currency contracts	$42,786,625	$—	$42,786,625	$—	$—	$42,786,625
Total	$42,786,625	$—	$42,786,625	$—	$—	$42,786,625

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$25,777,618	$—	$25,777,618	$—	$(25,777,618)	$—
Futures contracts	122,561	—	122,561	—	(122,561)	—
Total	$25,900,179	$—	$25,900,179	$—	$(25,900,179)	$—

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations. Fair value of swap contracts are recorded in the consolidated statements of assets and liabilities as net unrealized gain on swap contracts or net unrealized loss on swap contracts and net unrealized appreciation of swap contracts or net unrealized depreciation of swap contracts.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Long/Short Equity Fund, the LoCorr Multi-Strategy Fund and the LoCorr Market Trend Fund as of June 30, 2016 as presented on the Fund’s consolidated statement of assets and liabilities:

			Net Unrealized
			Gain (Loss) on
	Fair Value		Open
Derivatives not accounted for as hedging instruments	Assets	Liabilities	Positions
LoCorr Managed Futures Strategy Fund
Forward Currency Contracts(a)
Long	$4,059,717	$8,799,464	$(4,739,747)
Short	10,281,243	1,707,120	8,574,123
Total Forward Currency Contracts	14,340,960	10,506,584	3,834,376

Futures Contracts(b)
Long Contracts
Commodity	4,672,785	2,128,190	2,544,595
Equity	3,456,048	3,361	3,452,687
Foreign exchange	—	40,265	(40,265)
Interest rate	11,429,697	772	11,428,925
Total Long Contracts	19,558,530	2,172,588	17,385,942

Short Contracts
Commodity	1,686,778	2,262,730	(575,952)
Equity	1,312,131	301,159	1,010,972
Foreign exchange	1,687	338,957	(337,270)
Interest rate	—	140	(140)
Total Short Contracts	3,000,596	2,902,986	97,610
Total Futures Contracts	22,559,126	5,075,574	17,483,552
Total Forward Currency Contracts and Futures Contracts	$36,900,086	$15,582,158	$21,317,928

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			Net Unrealized
			Gain (Loss) on
	Fair Value		Open
Derivatives not accounted for as hedging instruments	Assets	Liabilities	Positions
LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$—	$2,892,504	$(2,892,504)

LoCorr Multi-Strategy Fund
Long Total Return Swap Contracts
LoCorr Multi-Strategy Index	$—	$274,933	$(274,933)

LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$10,460,113	$24,845,096	$(14,384,983)
Short	32,326,512	932,522	31,393,990
Total Forward Currency Contracts	42,786,625	25,777,618	17,009,007

Futures Contracts(b)
Long Contracts
Commodity	23,319,833	8,344,293	14,975,540
Equity	1,768,244	5,822,737	(4,054,493)
Foreign exchange	—	—	—
Interest rate	45,683,225	—	45,683,225
Total Long Contracts	70,771,302	14,167,030	56,604,272

Short Contracts
Commodity	6,015,628	10,971,988	(4,956,360)
Equity	7,951,821	1,567,524	6,384,297
Foreign exchange	—	1,897,271	(1,897,271)
Interest rate	—	—	—
Total Short Contracts	13,967,449	14,436,783	(469,334)
Total Futures Contracts	84,738,751	28,603,813	56,134,938
Total Forward Currency Contracts and Futures Contracts	$127,525,376	$54,381,431	$73,143,945

(a)
Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.

(b)
Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s consolidated statement of assets and liabilities.

The following table presents the results of the derivative trading and information related to volume for the six months ended June 30, 2016 for the LoCorr Managed Futures Strategy Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Multi-Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Long/Short Equity Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated statement of operations.

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Managed Futures Strategy Fund
Forward Currency Contracts	$294,299	$3,834,376
Futures Contracts
Commodity	226,710	1,968,643
Equity	(5,267,402)	4,463,659
Foreign exchange	103,410	(377,535)
Interest rate	15,788,477	11,428,785
Total Futures Contracts	10,851,195	17,483,552
Total Forward Currency Contracts and Futures Contracts	$11,145,494	$21,317,928

Swap Contracts(a)	$17,162,980	$12,934,752

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$1,372,277	$186,533

LoCorr Multi-Strategy Fund
Put Options(b)	$120,883	$(22,993)
Swap Contracts	(30,741)	(79,733)

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Market Trend Fund
Forward Currency Contracts	$893,517	$2,782,683
Futures Contracts
Commodity	(10,332,419)	6,273,602
Equity	(62,978,994)	7,999,458
Foreign exchange	(138,935)	(1,897,271)
Interest rate	20,661,575	52,307,893
Total Futures Contracts	(52,788,773)	64,683,682
Total Forward Currency Contracts and Futures Contracts	$(51,895,256)	$67,466,365

LoCorr Long/Short Equity Fund
Put Options(b)	$269,782	$(55,392)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the six months ended June 30, 2016 were:

	Average Notional Amount
Fund and Type of Derivative Instrument	Long Contracts	Short Contracts
LoCorr Managed Futures Strategy Fund
Forward Currency Contracts(c)	$383,817,847	$372,547,543
Futures Contracts(c)	2,212,515,501	232,650,372
Swap Contracts(a)	374,639,826	—

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$94,528,571	$—

LoCorr Multi-Strategy Fund
Swap Contracts	$33,725,357	$—

LoCorr Market Trend Fund
Forward Currency Contracts	$1,511,810,232	$1,911,333,630
Futures Contracts	8,212,081,525	869,232,109

(a)	Swap Contract was liquidated as of March 31, 2016.
(b)	Included in the consolidated statement of operations: Net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments.
(c)	Represents trading activity of forward currency contracts and futures contracts for the period March 31, 2016 to June 30, 2016.

The LoCorr Multi-Strategy Fund and the LoCorr Long/Short Equity Fund each held one option contract during the period ended June 30, 2016. As of June 30, 2016, these option contracts have been sold. Each of the Funds consider their respective option contract held to be an accurate representation of the volume of activity during the period.

Please refer to each Fund’s prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales for the six months ended June 30, 2016 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Managed Futures Strategy Fund	$60,490,476	$36,249,436	$180,411,296	$89,133,654
LoCorr Long/Short Commodities Strategy Fund	10,163,797	13,470,296	80,367,731	10,420,799
LoCorr Multi-Strategy Fund	—	—	13,398,733	12,888,900
LoCorr Market Trend Fund	122,671,250	136,165,181	479,504,114	103,942,640
LoCorr Long/Short Equity Fund	—	—	45,709,974	47,056,256
LoCorr Spectrum Income Fund	—	—	35,678,959	41,075,683

5. Management Fees and Other Transactions with Affiliates

Management Agreement
The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the Amendment to the Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on each of the LoCorr Managed Futures Strategy Fund* and the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

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Net Assets per Fund for each of the
LoCorr Managed Futures Strategy Fund* and the	Incremental**
LoCorr Long/Short Commodities Strategy Fund	Advisory Fee
$0.0 – $0.5 billion	1.50%
$0.5 – $1.0 billion	1.40%
$1.0 – $1.5 billion	1.30%
$1.5 – $2.0 billion	1.20%
$2.0 – $2.5 billion	1.10%
Over $2.5 billion	1.00%

*Effective March 11, 2016, the shareholders of the LoCorr Managed Futures Strategy Fund approved an amended Management Agreement pursuant to which the Adviser will receive a rate of 1.85% of that Fund’s average daily net assets, rather than receiving an incremental advisory fee based on net assets of the Fund. The fee went into effect beginning March 16, 2016.

**Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in a Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.40% on the next $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

In addition, pursuant to the Amendment to the Management Agreement, the Adviser is entitled to receive a fee as follows:

Annual Advisory Fee as a Percentage
Fund	of the Average Daily Net Assets of the Fund
LoCorr Multi-Strategy Fund	1.75%
LoCorr Market Trend Fund	1.50%
LoCorr Long/Short Equity Fund	2.45%
LoCorr Spectrum Income Fund	1.30%

For the period ended June 30, 2016, the Funds reported the following in regards to management fees:

			Accrued
	Management Fees		Management Fees
	For the Six Months Ended		as of
Fund	June 30, 2016		June 30, 2016
LoCorr Managed Futures Strategy Fund	$5,099,981	(a)	$988,654
LoCorr Long/Short Commodities Strategy Fund	852,187		183,916
LoCorr Multi-Strategy Fund	305,106		40,500
LoCorr Market Trend Fund	9,526,225		1,661,216
LoCorr Long/Short Equity Fund	370,403		59,153
LoCorr Spectrum Income Fund	553,475		91,901

(a) In reference to the LoCorr Managed Futures Strategy Fund’s amended management agreement approved by the shareholders on March 11, 2016, the Adviser received a rate of 1.85% of the Fund’s average daily net assets, rather than receiving an incremental advisory fee based on net assets of the Fund. The fee went into effect beginning March 16, 2016.

Sub-Advisory Agreements
Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Managed Futures Strategy Fund:	LoCorr Market Trend Fund:
Graham Capital Management, L.P. (a)	Graham Capital Management, L.P.
Millburn Ridgefield Corporation (a)	Nuveen Asset Management, LLC
Nuveen Asset Management, LLC
Revolution Capital Management LLC (a)	LoCorr Long/Short Equity Fund:
Billings Capital Management LLC
LoCorr Long/Short Commodities Strategy Fund:	Kettle Hill Capital Management, LLC
Nuveen Asset Management, LLC
LoCorr Spectrum Income Fund:
LoCorr Multi-Strategy Fund:	Trust & Fiduciary Income Partners, LLC (b)
Billings Capital Management LLC
Trust & Fiduciary Income Partners, LLC (b)

(a)	Sub-Advisory Agreements effective March 2016.
(b)
Effective March 28, 2016, Trust & Fiduciary Management, Inc., sub-adviser to the LoCorr Spectrum Income Fund and LoCorr Multi-Strategy Fund, merged with Bramshill Investments, LLC in order to create the new entity, Trust and Fiduciary Income Partners, LLC.

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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Expense Limitation Agreement
The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses it incurs but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

	Expense Limit as a Percentage of the
Fund	Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Managed Futures Strategy Fund*	2.25%	April 30, 2017
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2017
LoCorr Multi-Strategy Fund	2.04%	April 30, 2017
LoCorr Market Trend Fund	1.95%	April 30, 2017
LoCorr Long/Short Equity Fund	2.90%	April 30, 2017
LoCorr Spectrum Income Fund	1.80%	April 30, 2017

*In conjunction with the shareholder approval of the LoCorr Managed Futures Strategy Fund’s amended management agreement that was approved on March 11, 2016. the expense limitation has been increased from 1.95% to 2.25%. The expense limitation went into effect beginning March 16, 2016.

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees. The organizational and offering costs are subject to repayment by the Funds.

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Long/Short Commodities Strategy Fund

	Fees (Waived) or Expenses (Borne) by					Subject to Recovery
	Adviser Subject to Recovery			Recovery to Adviser		on or before Fiscal
	Management	Other		Six Months Ended	Remaining Available	Year Ending
Period	Fees	Expenses	Total	June 30, 2016	Subject to Recovery	December 31,
Year Ended December 31, 2015	$(154,527)	$—	$(154,527)	$—	$(154,527)	2018
Year Ended December 31, 2014	(226,735)	—	(226,735)	—	(226,735)	2017
Year Ended December 31, 2013	(171,188)	(54,559)	(225,747)	45,074	(180,673)	2016
Total	$(552,450)	$(54,559)	$(607,009)	$45,074	$(561,935)

LoCorr Multi-Strategy Fund

	Fees (Waived) or Expenses (Borne) by					Subject to Recovery
	Adviser Subject to Recovery			Recovery to Adviser		on or before Fiscal
	Management	Other		Six Months Ended	Remaining Available	Year Ending
Period	Fees	Expenses	Total	June 30, 2016	Subject to Recovery	December 31,
Six Months Ended June 30, 2016	$(90,030)	$—	$(90,030)	$—	$(90,030)	2019
Period Ended December 31, 2015*	(195,479)	—	(195,479)	—	(195,479)	2018
Total	$(285,509)	$—	$(285,509)	$—	$(285,509)
*Period from April 6, 2015 (commencement of operations) through December 31, 2015.

LoCorr Long/Short Equity Fund

	Fees (Waived) or Expenses (Borne) by					Subject to Recovery
	Adviser Subject to Recovery			Recovery to Adviser		on or before Fiscal
	Management	Other		Six Months Ended	Remaining Available	Year Ending
Period	Fees	Expenses	Total	June 30, 2016	Subject to Recovery	December 31,
Six Months Ended June 30, 2016	$(67,341)	$—	$(67,341)	$—	$(67,341)	2019
Year Ended December 31, 2015	(132,040)	—	(132,040)	—	(132,040)	2018
Year Ended December 31, 2014	(122,831)	—	(122,831)	—	(122,831)	2017
Period Ended December 31, 2013*	(140,599)	—	(140,599)	—	(140,599)	2016
Total	$(462,811)	$—	$(462,811)	$—	$(462,811)
*Period from May 10, 2013 (commencement of operations) through December 31, 2013.

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LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

LoCorr Spectrum Income Fund

	Fees (Waived) or Expenses (Borne) by					Subject to Recovery
	Adviser Subject to Recovery			Recovery to Adviser		on or before Fiscal
	Management	Other		Six Months Ended	Remaining Available	Year Ending
Period	Fees	Expenses	Total	June 30, 2016	Subject to Recovery	December 31,
Six Months Ended June 30, 2016	$(12,788)	$—	$(12,788)	$—	$(12,788)	2019
Year Ended December 31, 2015	—	—	—	—	—	2018
Year Ended December 31, 2014	(65,869)	—	(65,869)	—	(65,869)	2017
Total	$(78,657)	$—	$(78,657)	$—	$(78,657)

At June 30, 2016, there were no fees subject to recovery for the LoCorr Managed Futures Strategy Fund or the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement
The Funds have entered into a 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A and Class C shareholders pay Rule 12b-1 fees to Quasar at the annual rate of 0.25% and 1.00%, respectively, of average daily net assets. Class I shareholders pay no 12b-1 fees.

6. Fund Shares

At June 30, 2016, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Managed Futures Strategy Fund – Class A
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	6,830,433	$61,747,456	8,987,226	$77,825,462
Dividends Reinvested	—	—	622,596	5,254,701
Shares Redeemed	(6,799,729)	(61,849,503)	(7,079,433)	(61,059,914)
Redemption Fees	—	1,539	—	1,423
	30,704	$(100,508)	2,530,389	$22,021,672
Beginning Shares	26,855,979		24,325,590
Ending Shares	26,886,683		26,855,979

LoCorr Managed Futures Strategy Fund – Class C
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	1,347,646	$11,889,413	2,909,687	$24,579,972
Dividends Reinvested	—	—	250,744	2,061,119
Shares Redeemed	(1,035,613)	(9,104,248)	(2,616,414)	(21,913,915)
Redemption Fees	—	44	—	284
	312,033	$2,785,209	544,017	$4,727,460
Beginning Shares	11,860,266		11,316,249
Ending Shares	12,172,299		11,860,266

LoCorr Managed Futures Strategy Fund – Class I
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	14,886,281	$136,594,704	9,843,336	$85,909,507
Dividends Reinvested	—	—	594,192	5,056,575
Shares Redeemed	(3,656,616)	(33,404,707)	(10,279,085)	(89,366,796)
Redemption Fees	—	8,460	—	8,898
	11,229,665	$103,198,457	158,443	$1,608,184
Beginning Shares	22,322,234		22,163,791
Ending Shares	33,551,899		22,322,234
LoCorr Managed Futures Strategy Fund
Total Net Increase	$105,883,158	$28,357,316

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	4,488,192	$45,915,799	2,034,940	$18,817,396
Dividends Reinvested	—	—	128,995	1,216,428
Shares Redeemed	(952,853)	(9,682,167)	(4,723,247)	(41,232,944)
Redemption Fees	—	4,328	—	1,049
	3,535,339	$36,237,960	(2,559,312)	$(21,198,071)
Beginning Shares	2,513,488		5,072,800
Ending Shares	6,048,827		2,513,488

LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	471,138	$4,678,492	162,705	$1,482,253
Dividends Reinvested	—	—	26,512	244,707
Shares Redeemed	(103,522)	(1,031,014)	(90,665)	(791,576)
Redemption Fees	—	377	—	—
	367,616	$3,647,855	98,552	$935,384
Beginning Shares	455,299		356,747
Ending Shares	822,915		455,299

LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	7,241,724	$74,331,412	2,537,268	$23,925,308
Dividends Reinvested	—	—	156,161	1,483,530
Shares Redeemed	(2,152,237)	(21,987,910)	(1,002,228)	(8,965,296)
Redemption Fees	—	11,617	—	560
	5,089,487	$52,355,119	1,691,201	$16,444,102
Beginning Shares	3,183,735		1,492,534
Ending Shares	8,273,222		3,183,735
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase (Decrease)		$92,240,934		$(3,818,585)

LoCorr Multi-Strategy Fund – Class A
	For the Six Months Ended June 30, 2016		For the Period Ended December 31, 2015(a)
	Shares	Amount	Shares	Amount
Shares Sold	700,684	$5,635,762	1,600,796	$13,751,697
Dividends Reinvested	22,347	180,878	11,062	94,305
Shares Redeemed	(499,982)	(4,074,383)	(156,120)	(1,307,967)
Redemption Fees	—	—	—	18
	223,049	$1,742,257	1,455,738	$12,538,053
Beginning Shares	1,455,738		—
Ending Shares	1,678,787		1,455,738

LoCorr Multi-Strategy Fund – Class C
	For the Six Months Ended June 30, 2016		For the Period Ended December 31, 2015(a)
	Shares	Amount	Shares	Amount
Shares Sold	77,353	$620,011	729,049	$6,755,532
Dividends Reinvested	6,823	55,179	8,655	74,857
Shares Redeemed	(257,427)	(2,054,796)	(76,754)	(644,545)
Redemption Fees	—	—	—	1
	(173,251)	$(1,379,606)	660,950	$6,185,845
Beginning Shares	660,950		—
Ending Shares	487,699		660,950

LoCorr Multi-Strategy Fund – Class I
	For the Six Months Ended June 30, 2016		For the Period Ended December 31, 2015(a)
	Shares	Amount	Shares	Amount
Shares Sold	374,513	$2,985,753	2,143,805	$20,436,449
Dividends Reinvested	30,322	245,417	26,332	227,847
Shares Redeemed	(138,026)	(1,097,337)	(176,153)	(1,476,316)
Redemption Fees	—	53	—	448
	266,809	$2,133,886	1,993,984	$19,188,428
Beginning Shares	1,993,984		—
Ending Shares	2,260,793		1,993,984
LoCorr Multi-Strategy Fund
Total Net Increase		$2,496,537		$37,912,326

(a)	Class A, Class C and Class I shares of the LoCorr Multi-Strategy Fund commenced operations on April 6, 2015.

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LoCorr Market Trend Fund – Class A
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	8,397,850	$103,736,100	10,981,830	$136,204,957
Dividends Reinvested	—	—	57,551	690,031
Shares Redeemed	(2,404,512)	(28,704,423)	(3,010,766)	(37,007,295)
Redemption Fees	—	6,093	—	4,282
	5,993,338	$75,037,770	8,028,615	$99,891,975
Beginning Shares	9,194,610		1,165,995
Ending Shares	15,187,948		9,194,610
LoCorr Market Trend Fund – Class C
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	3,487,396	$42,537,604	7,663,453	$94,694,283
Dividends Reinvested	—	—	29,569	352,169
Shares Redeemed	(1,341,942)	(15,792,284)	(355,182)	(4,295,885)
Redemption Fees	—	1,131	—	1,142
	2,145,454	$26,746,451	7,337,840	$90,751,709
Beginning Shares	7,946,957		609,117
Ending Shares	10,092,411		7,946,957
LoCorr Market Trend Fund – Class I
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	51,915,857	$641,217,201	63,469,686	$786,278,560
Dividends Reinvested	—	—	459,518	5,514,198
Shares Redeemed	(20,767,959)	(249,300,324)	(9,534,760)	(116,621,840)
Redemption Fees	—	14,247	—	50,131
	31,147,898	$391,931,124	54,394,444	$675,221,049
Beginning Shares	57,903,916		3,509,472
Ending Shares	89,051,814		57,903,916
LoCorr Market Trend Fund
Total Net Increase		$493,715,345		$865,864,733

LoCorr Long/Short Equity Fund – Class A
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	280,012	$2,689,200	486,410	$4,888,251
Shares Redeemed	(208,047)	(2,003,934)	(948,753)	(9,453,852)
Redemption Fees	—	224	—	220
	71,965	$685,490	(462,343)	$(4,565,381)
Beginning Shares	1,290,685		1,753,028
Ending Shares	1,362,650		1,290,685
LoCorr Long/Short Equity Fund – Class C
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	126,871	$1,243,473	174,848	$1,678,326
Shares Redeemed	(202,186)	(1,883,638)	(602,384)	(5,921,260)
Redemption Fees	—	—	—	4
	(75,315)	$(640,165)	(427,536)	$(4,242,930)
Beginning Shares	829,393		1,256,929
Ending Shares	754,078		829,393
LoCorr Long/Short Equity Fund – Class I
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	426,111	$4,126,571	487,509	$4,759,759
Shares Redeemed	(184,890)	(1,774,719)	(709,053)	(6,974,552)
Redemption Fees	—	262	—	55
	241,221	$2,352,114	(221,544)	$(2,214,738)
Beginning Shares	1,029,273		1,250,817
Ending Shares	1,270,494		1,029,273
LoCorr Long/Short Equity Fund
Total Net Increase (Decrease)		$2,397,439		$(11,023,049)

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to  Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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LoCorr Spectrum Income Fund – Class A
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	711,765	$5,418,227	2,106,932	$18,935,848
Dividends Reinvested	124,094	943,681	226,386	1,954,189
Shares Redeemed	(1,414,244)	(10,719,419)	(1,757,377)	(15,153,147)
Redemption Fees	—	1,923	—	3,036
	(578,385)	$(4,355,588)	575,941	$5,739,926
Beginning Shares	4,749,876		4,173,935
Ending Shares	4,171,491		4,749,876

LoCorr Spectrum Income Fund – Class C
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	363,274	$2,776,262	1,725,350	$15,797,616
Dividends Reinvested	95,043	724,122	164,425	1,418,707
Shares Redeemed	(513,321)	(3,849,841)	(1,129,329)	(9,658,785)
Redemption Fees	—	303	—	2,087
	(55,004)	$(349,154)	760,446	$7,559,625
Beginning Shares	3,574,461		2,814,015
Ending Shares	3,519,457		3,574,461

LoCorr Spectrum Income Fund – Class I
	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Shares Sold	891,428	$6,775,312	2,681,290	$24,067,648
Dividends Reinvested	105,928	806,633	207,541	1,806,428
Shares Redeemed	(1,004,617)	(7,504,873)	(2,757,482)	(23,368,089)
Redemption Fees	—	1,303	—	12,782
	(7,261)	$78,375	131,349	$2,518,769
Beginning Shares	3,635,819		3,504,470
Ending Shares	3,628,558		3,635,819
LoCorr Spectrum Income Fund
Total Net Increase (Decrease)		$(4,626,367)		$15,818,320

7. Federal Tax Information

At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	LoCorr Managed Futures Strategy Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Multi Strategy Fund
	Year Ended December 31, 2015	Year Ended December 31, 2015	Period from April 6, 2015(a) through December 31, 2015
Tax cost of investments	$431,978,685	$49,732,363	$29,510,084
Gross unrealized appreciation	551,181	47,403	975,271
Gross unrealized depreciation	(3,171,978)	(226,302)	(2,796,494)
Net unrealized appreciation (depreciation)	(2,620,797)	(178,899)	(1,821,223)
Undistributed ordinary income	23,817	—	—
Total distributable earnings	$23,817	$—	$—
Other accumulated earnings (losses)	$(13,475,901)	$(3,205,983)	$(1,471,963)
Total accumulated earnings (losses)	$(16,072,881)	$(3,384,882)	$(3,293,186)

(a) Commencement of operations.

102 |
LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)

	LoCorr Market Trend Fund	LoCorr Long/Short Equity Fund	LoCorr Spectrum Income Fund
	Year Ended December 31, 2015	Year Ended December 31, 2015	Year Ended December 31, 2015
Tax cost of investments	$757,020,421	$28,352,352	$103,181,141

Gross unrealized appreciation	3,688,572	1,710,502	1,677,171
Gross unrealized depreciation	(6,029,996)	(1,032,926)	(9,700,018)
Net unrealized appreciation (depreciation)	(2,341,424)	677,576	(8,022,847)
Undistributed ordinary income	20,179,978	—	—
Total distributable earnings	$20,179,978	$—	$—
Other accumulated earnings (losses)	$(42,216,073)	$(3,468,528)	$(18,546,529)
Total accumulated earnings (losses)	$(24,377,519)	$(2,790,952)	$(26,569,376)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation is attributed primarily to the tax deferral of losses on wash sales and other temporary differences.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As presented in the table below, the following Funds elected to defer capital losses for the year ended December 31, 2015:
	Post October Loss Deferral	Late Year Loss Deferral
LoCorr Spectrum Income Fund	$—	$14,253

At December 31, 2015, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of
	Short-Term	Long-Term	Expiration
LoCorr Managed Futures Strategy Fund	$186,908	$354,241	Indefinitely
LoCorr Long/Short Commodities Strategy Fund	84,571	42,375	Indefinitely
LoCorr Multi-Strategy Fund	1,276,453	—	Indefinitely
LoCorr Market Trend Fund	18,455,612	27,485,224	Indefinitely
LoCorr Long/Short Equity Fund	3,595,662	—	Indefinitely
LoCorr Spectrum Income Fund	6,821,952	11,709,703	Indefinitely

The LoCorr Long/Short Equity Fund utilized $323,176 of capital loss carryover in the fiscal year 2015. During the year ended December 31, 2015, none of the other LoCorr Funds utilized capital loss carryovers.

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 13, 2017. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the total unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. Prior to March 14, 2016, the maximum allowable borrowing for the Funds in the aggregate was $32 million. U.S. Bank charges an interest rate per annum equal to the Prime Rate (3.5% as of June 30, 2016).

The Funds did not utilize the Line of Credit during the six months ended June 30, 2016.

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Multi-Strategy Fund and LoCorr Market Trend Fund - Notes to Consolidated Financial Statements / LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund - Notes to Financial Statements (Unaudited) (continued)
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9. Subsequent Events

In preparing the financial statements, the Adviser has evaluated events after June 30, 2016.

Declaration of Dividends

LoCorr Multi-Strategy Fund
The LoCorr Multi-Strategy Fund declared the following ordinary income distributions:

Dividend Declaration	Shareholder of	Distribution Amount per Share Class
Date (a)	Record Date	Class A	Class C	Class I
July 29, 2016	July 28, 2016	$0.02292	$0.01667	$0.02500

(a) Ex-date, reinvest date and payable date.

LoCorr Spectrum Income Fund
The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

Dividend Declaration	Shareholder of	Distribution Amount per Share Class
Date (a)	Record Date	Class A	Class C	Class I
July 29, 2016	July 28, 2016	$0.0479	$0.0417	$0.0500

(a) Ex-Date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since June 30, 2016 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

104 | LoCorr Investment Trust - Expense Example (Unaudited)

Expense Example
June 30, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 through June 30, 2016).

Actual Expenses
The actual return rows in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes
The hypothetical return rows in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns
Actual vs. Hypothetical returns for the Six Months Ended June 30, 2016 (Unaudited)

Fund’s Annualized Consolidated Expense Ratio		Beginning Value January 1, 2016	Ending Account Value June 30, 2016	Consolidated Expenses Paid During Period[1]
LoCorr Managed Futures Strategy Fund - Class A
Actual	2.24%	$1,000.00	$1,115.90	$11.78
Hypothetical[2]	2.24%	$1,000.00	$1,013.72	$11.22
LoCorr Managed Futures Strategy Fund – Class C
Actual	2.99%	$1,000.00	$1,111.80	$15.70
Hypothetical[2]	2.99%	$1,000.00	$1,010.00	$14.94
LoCorr Managed Futures Strategy Fund – Class I
Actual	1.99%	$1,000.00	$1,116.00	$10.47
Hypothetical[2]	1.99%	$1,000.00	$1,014.97	$9.97

[1]	Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the period of January 1, 2016 through June 30, 2016.
[2]	Hypothetical assumes a 5% return.

LoCorr Investment Trust - Expense Example (Unaudited) (continued) | 105

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2016 (Unaudited)

Fund’s Annualized Consolidated Expense Ratio		Beginning Value January 1, 2016	Ending Account Value June 30, 2016	Consolidated Expenses Paid During Period[1]
LoCorr Long/Short Commodities Strategy Fund – Class A
Actual	2.20%	$1,000.00	$1,044.20	$11.18
Hypothetical[2]	2.20%	$1,000.00	$1,013.92	$11.02
LoCorr Long/Short Commodities Strategy Fund – Class C
Actual	2.95%	$1,000.00	$1,040.00	$14.96
Hypothetical[2]	2.95%	$1,000.00	$1,010.19	$14.74
LoCorr Long/Short Commodities Strategy Fund – Class I
Actual	1.95%	$1,000.00	$1,044.90	$9.91
Hypothetical[2]	1.95%	$1,000.00	$1,015.17	$9.77

[1]	Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the period of January 1, 2016 through June 30, 2016.
[2]	Hypothetical assumes a 5% return.

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2016 (Unaudited)

Fund’s Annualized Consolidated Expense Ratio		Beginning Value January 1, 2016	Ending Account Value June 30, 2016	Consolidated Expenses Paid During Period[1]
LoCorr Multi-Strategy Fund – Class A
Actual[2]	2.31%	$1,000.00	$1,033.00	$11.68
Hypothetical[2,3]	2.31%	$1,000.00	$1,013.38	$11.56
LoCorr Multi-Strategy Fund – Class C
Actual[2]	3.06%	$1,000.00	$1,029.50	$15.44
Hypothetical[2,3]	3.06%	$1,000.00	$1,009.65	$15.29
LoCorr Multi-Strategy Fund – Class I
Actual[2]	2.06%	$1,000.00	$1,033.40	$10.41
Hypothetical[2,3]	2.06%	$1,000.00	$1,014.62	$10.32

[1]	Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the period of January 1, 2016 through June 30, 2016.
[2]	Includes 0.02% of dividend and/or interest expense on securities sold short.
[3]	Hypothetical assumes a 5% return.

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2016 (Unaudited)

Fund’s Annualized Consolidated Expense Ratio		Beginning Value January 1, 2016	Ending Account Value June 30, 2016	Consolidated Expenses Paid During Period[1]
LoCorr Market Trend Fund – Class A
Actual	1.94%	$1,000.00	$1,027.50	$9.78
Hypothetical[2]	1.94%	$1,000.00	$1,015.22	$9.72
LoCorr Market Trend Fund – Class C
Actual	2.69%	$1,000.00	$1,023.50	$13.53
Hypothetical[2]	2.69%	$1,000.00	$1,011.49	$13.45
LoCorr Market Trend Fund – Class I
Actual	1.69%	$1,000.00	$1,028.30	$8.52
Hypothetical[2]	1.69%	$1,000.00	$1,016.46	$8.47

[1]	Consolidated expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the period of January 1, 2016 through June 30, 2016.
[2]	Hypothetical assumes a 5% return.

106 | LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2016 (Unaudited)

	Fund’s Annualized Expense Ratio	Beginning Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period[1]
LoCorr Long/Short Equity Fund – Class A
Actual[2]	3.41%	$1,000.00	$1,055.00	$17.42
Hypothetical[2,3]	3.41%	$1,000.00	$1,007.91	$17.02
LoCorr Long/Short Equity Fund – Class C
Actual[2]	4.16%	$1,000.00	$1,050.80	$21.21
Hypothetical[2,3]	4.16%	$1,000.00	$1,004.18	$20.73
LoCorr Long/Short Equity Fund – Class I
Actual[2]	3.16%	$1,000.00	$1,055.60	$16.15
Hypothetical[2,3]	3.16%	$1,000.00	$1,009.15	$15.79

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the period of January 1, 2016 through June 30, 2016.

[2]	Includes 0.26% of dividend and/or interest expense on securities sold short.
[3]	Hypothetical assumes a 5% return.

Actual vs. Hypothetical returns for the Six Months Ended June 30, 2016 (Unaudited)

	Fund’s Annualized Expense Ratio	Beginning Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During Period[1]
LoCorr Spectrum Income Fund – Class A
Actual	2.05%	$1,000.00	$1,041.00	$10.40
Hypothetical[2]	2.05%	$1,000.00	$1,014.67	$10.27
LoCorr Spectrum Income Fund – Class C
Actual	2.80%	$1,000.00	$1,037.30	$14.18
Hypothetical[2]	2.80%	$1,000.00	$1,010.94	$14.00
LoCorr Spectrum Income Fund – Class I
Actual	1.80%	$1,000.00	$1,042.70	$9.14
Hypothetical[2]	1.80%	$1,000.00	$1,015.91	$9.02

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 366 to reflect the period of January 1, 2016 through June 30, 2016.

[2]	Hypothetical assumes a 5% return.

Approval of Advisory Agreements (Unaudited) | 107

LoCorr Investment Trust
June 30, 2016 (Unaudited)

LoCorr Managed Futures Strategy Fund, LoCorr Long/Short Commodities Strategy Fund,
LoCorr Long/Short Equity Fund and LoCorr Spectrum Income Fund

Approval of Advisory Agreement
The Trustees, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of the Advisory Agreement between LoCorr Fund Management, LLC (the “Adviser”) and the Trust, with respect to the Funds, at a meeting held on February 23, 2016. The Trustees were provided with an overview of the Funds, their strategies, and information reported in the Adviser’s responses to a 15(c) questionnaire. The Trustees considered some of the key risks of the Funds, performance information, and fee and expense information of the Funds, as identified by the Adviser in its 15(c) response.

The Board considered the nature, extent and quality of services to be provided by the Adviser to the LMFS Fund, the LLSCS Fund, the LLSE Fund and the LSI Fund and reviewed the 15(c) responses for each, which included a review of the key personnel of the Adviser. The Trustees noted that the Adviser has furnished and will continue to furnish a continuous investment program for the LMFS Fund, LLSCS Fund, LLSE Fund and LSI Fund consistent with each Fund’s investment objective and policies and regulatory restrictions. The Adviser provides, and will provide, sub-adviser research, oversight of trade execution and settlement support in determining the securities to be purchased, held and sold for the Funds. The Adviser also provides, and will provide, overall portfolio and risk management consistent each Fund’s investment strategy. The Trustees also noted that the Adviser executes a compliance program to monitor and review investment decisions and to prevent and detect violations of each Fund’s investment policies and limitations, as well as federal securities laws. The Adviser also furnishes such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time. The Adviser also provides the officers of the Trust, who assist in carrying out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust. Counsel directed the Trustees to the Adviser’s financial statements. A representative of the Adviser discussed the Adviser’s financial statements and explained the possibility of recouping advisory fees from the Funds previously waived discussed by the Adviser. The Trustees noted that, based on their review of the Adviser’s financial statements and representations from the Adviser that its financial position remains sound and that the Adviser has sufficient resources to perform its obligations to the Funds, including those under the expense limitation agreements.

The Board discussed the ongoing compliance policies including regulations under the 1940 Act and Internal Revenue Code restrictions and noted that the Adviser reported no material compliance issues to date. The Board reviewed the Adviser’s code of ethics certification, noting that the Adviser has adopted a code of ethics as required under Rule 17j-1 of the 1940 Act. The Board concluded that the Adviser has compliance policies and procedures in place in order to perform its duties under the renewed management agreements for the LMFS Fund, LLSCS Fund, LLSE Fund and LSI Fund.

Counsel indicated that there had not been any recent examinations of the Adviser by Financial Industry Regulatory Authority (“FINRA”) and SEC examinations. The Trust’s chief compliance officer stated there were no material changes to the compliance manuals of the Adviser and the Trust. The Board noted that the Adviser did add to its executive staff by adding a chief operations officer. The Board concluded that the Adviser is appropriately staffed and offers a tremendous depth of experienced personnel and investment expertise and has provided, and is expected to continue to provide, high quality services.

Counsel noted for the Trustees that the Errors & Omissions and Directors and Officers (“E&O/D&O”) insurance coverage allowed for the appropriate level of coverage and best service and value to benefit the Trust. The Adviser expects to see this policy increase upon renewal in the first half of 2016. The Trustees discussed the level of insurance coverage with representatives of the Adviser. A representative of the Adviser stated that the Adviser would continue to evaluate the level of insurance coverage with the insurance broker.

The Board reviewed and discussed the performance of the LMFS Fund, noting that the one-year and since inception returns of the LMFS Fund. A representative of the Adviser noted that the one-year performance was significantly higher than the Morningstar Category Average and peer group average while the since inception performance was approximately in line with both averages. A representative of the Adviser reminded the Board that one fund in the LMFS Fund’s peer group, AQR, was an outlier as a low cost provider, thereby skewing the peer group average. A representative of the Adviser discussed that there should be an expected deviation from the Morningstar Category average and peer group average since the LMFS Fund is not an index-tracking or category-tracking fund. The Board further noted its satisfaction with the Fund’s one-year performance and since inception performance. A discussion ensued regarding performance of the exposure to the underlying trading programs of the various commodity trading advisers used by the Adviser. A representative of the Adviser noted that the LMFS Fund would directly engage the current CTAs as sub-advisers once the new advisory agreement was approved by shareholders. A representative of the Adviser noted that the remainder of LMFS Fund’s assets allocated to its fixed income strategy was managed by Nuveen.

The Trustees directed their attention to the materials to discuss the investment performance of the LLSCS Fund, reporting one-year and since inception annualized returns. The Trustees compared the one-year reported return of the LLSCS Fund to its peer group and Morningstar Category Average reported returns, noting that the LLSCS Fund performed significantly better than its peer group and Morningstar Category one-year returns. The Trustees further noted the LLSCS Fund outperformed the Barclay CTA Index, which had a one-year return of -0.82%.

108 | Approval of Advisory Agreements (continued) (Unaudited)

A representative of the Adviser noted that there are not a lot of long/short commodity managed funds and therefore, the universe of its peer group is quite limited. The Trustees noted the difficulty in providing a peer group and concluded that they were satisfied with the Adviser’s exemplary performance.

The Board reviewed and discussed the performance of the LLSE Fund, noting that the one-year and since inception returns of the LLSE Fund which were roughly in line with the Morningstar Category average and peer group average. A representative of the Adviser discussed the addition of Kettle Hill Capital Management, LLC as an additional sub-adviser to the LLSE Fund in the third quarter of 2015. A representative of the Adviser stated that that the Adviser will continue to monitor the performance of the sub-advisers and would adjust allocations as appropriate. Upon a question from the Board, a representative from the Adviser discussed the difficult environment for long/short equity funds and the current negative market perception of such funds. After a discussion, the Board concluded that its performance was satisfactory.

Counsel then directed the Trustees to the performance of the LSI Fund. The Board reviewed and discussed the performance of the LSI Fund, noting that the one-year and since inception returns of the LSI Fund which lagged behind the Morningstar Category average but outperformed the peer group average. A representative of the Adviser noted that the LSI Fund’s income strategy generated losses while the Fund’s loan strategy returns were positive. A representative of the Adviser stated that the Adviser would continue to monitor the returns of each strategy and would reallocate between them as appropriate. A representative of the Adviser also discussed the difficulty in identifying an appropriate peer group for the LSI Fund and reiterated the Adviser’s belief that the Morningstar Moderate Target Risk category was not necessarily the best fit for the LSI Fund. After a discussion, the Board concluded that the LSI Fund’s performance was satisfactory.

The Board reviewed and discussed the costs of services provided and profits to be realized by the Adviser. Counsel also noted that the SEC expects management fees to be within a range of similar funds.

The Trustees noted that the management fee for the LMFS Fund was above the average of its peer group and Morningstar Category, however, was below the high end range of management fees reported for the LMFS Fund’s peer group and Morningstar Category Average. A representative of the Adviser pointed out in the materials that AQR continued to be a peer group outlier, as a low cost provider among LMFS Fund’s peer group. A representative of the Adviser noted the Fund’s net expense ratio in the current prospectus (as represented by Class I shares), excluding indirect fees associated with the total return swap. A representative of the Adviser reminded the Board of the pending change in the Fund’s advisory structure that would occur upon the shareholder approval of the new advisory agreement with the Adviser. The Board also noted that the Adviser had paid and would continue to pay Nuveen’s sub-advisory fee, rather than the Fund. The Board agreed that the LMFS Fund’s management fee was reasonable.

Next, the Trustees considered that the management fee for the LLSCS Fund was above the average of its peer group and Morningstar Category, but was well below the high end range of management fees reported for the LLSCS Fund’s Morningstar Category Average. The Trustees observed that the management fee was higher than the range of advisory fees for the peer group but noted that the peer group consisted of only two funds. Counsel noted to the Board that the LLSCS Fund’s overall expense ratio compared similarly to the peer group and Morningstar Category Average’s range of average net expense ratios. A representative of the Adviser again reminded the Board that, due to the investment strategies of the LLSCS Fund, it is difficult to find a large number of peers. After a discussion, the Board concluded that the expense ratio of the LLSCS Fund was within range of reasonableness.

Counsel directed the Board to review the management fee for the LLSE Fund, noting for the Board that it was above the average of its peer group and Morningstar Category and was above the high end range of management fees reported for the LLSE Fund’s peer group but was below the high range for the Morningstar Category. A representative of the Adviser indicated that many of the funds in the Morningstar Category were single manager funds while the Adviser engages and pays multiple sub-advisers. The Trustees also noted the average expense ratio for LLSE Fund’s peer group and Morningstar Category and that the LLSE Fund’s net expense ratio was slightly above the high end range of the LLSE Fund’s Morningstar Category. After a discussion, the Board agreed that the LLSE Fund’s management fee was reasonable.

The Trustees noted that the LSI Fund’s management fee was above the averages for the LSI Fund’s peer group and Morningstar Category. Counsel pointed out to the Board that the management fee for the LSI Fund was equal to the high range of the Morningstar Category and was above the high range for the peer group. A representative of the Adviser stated that it was difficult to identify a worthwhile peer group for the LSI Fund and that the peer group only consisted of two other funds. The Board further noted that the LSI Fund’s expense ratio was above the average expense ratio for the Morningstar Category but below the high range of the Morningstar Category. After a discussion, the Board agreed that the expense ratio of the LSI Fund was within range of reasonableness.

The Board considered all of these factors with regards to the renewal of the expense limitation agreements with the Adviser for an additional one-year period for the LMFS Fund, LLSCS Fund, LLSE Fund and LSI Fund.

A representative of the Adviser stated that the Class C expense ratios are higher due to the higher 12b-1 fees associated with the class. In addition, the Trustees discussed the arrangement the Adviser has with regards to underwriter concessions, and noted that there is an indirect benefit to the Adviser. A representative of the Adviser explained that Class A share sales under $25,000 incur a maximum sales load of 5.75%, of which 5.00% is retained by the selling broker-dealer and 0.75% represents the underwriting concessions paid to Quasar.

The Board reviewed the profit analysis of the Adviser with respect to the LMFS Fund and considered that the Adviser’s profits from the advisory agreement, net of sub-advisory fees and overhead. The Board also considered and agreed that the Adviser’s total net profits related to the LMFS Fund was reasonable.

Approval of Advisory Agreements (continued) (Unaudited) | 109

Next, Counsel directed the Board’s attention to the profitability of the Adviser with respect to the LLSCS Fund. Counsel noted that the Adviser, with respect to the LLSCS Fund, had slightly positive total net profits which the Board agreed was reasonable.

The Board then reviewed the profitability of the Adviser with respect to the LLSE Fund. Counsel pointed out to the Board that the Adviser had a negative total net profit margin, after marketing and additional expenses. Despite its unprofitability with respect to the LLSE Fund, the Board concluded that the Adviser has the financial strength to continue to provide services to the LLSE Fund.

Counsel directed the Board’s attention to the profitability of the Adviser with respect to the LSI Fund. The Board noted that the Adviser showed a net profit. The Board agreed that the Adviser’s total net profits were reasonable.

The Board considered the economies of scale to be realized by the shareholders of the LMFS Fund, LLSCS Fund, LLSE Fund and LSI Fund, noting that the management fee for the LMFS Fund and the LLSCS Fund reflects an incremental fee schedule which includes break points. A representative of the Adviser noted that the new advisory agreement for LMFS would not include breakpoints at this time.

Approval of Sub-Advisory Agreements

Nuveen Asset Management “Nuveen”, (LMFS Fund, LLSCS Fund and LMT Fund)
The Board then reviewed the nature, extent and quality of services provided or to be provided by Nuveen for the fixed income strategies in the LMFS Fund, LLSCS Fund and LMT Fund. The Board noted the responsibilities of Nuveen’s key individuals, noted many years of experience and a depth of investment capabilities. The Trustees further noted that Nuveen provides and will provide credit research, security selection, trade execution and compliance monitoring for the fixed income portion of the portfolios of the LMFS Fund, the LLSCS Fund and the LMT Fund.

Counsel noted for the Board that Nuveen had certified that it had adopted a code of ethics under Rule 17j-1 of the 1940 Act and also noted for the Board that Nuveen provides quarterly updates to its compliance manual. A representative of the Adviser generally discussed Nuveen’s overall strategy and risk controls and stated that the Adviser was satisfied with the services provided by Nuveen to the Funds. The Trustees noted the risks associated with the fixed income strategy. The Board and representatives from the Adviser discussed the slight differences in Nuveen’s management for each of the three Funds. Counsel stated that Nuveen reported no material compliance or regulatory agency issues in the past 36 months but noted that Nuveen did respond to a sweep letter from the SEC related to its high yield bond funds. Counsel stated that Nuveen reported no material litigation that would impact its ability to provide services to the Funds.

Counsel noted that Nuveen continued to carry a E&O/D&O policy. The Board concluded that, based on the revenue from its assets under management, Nuveen has adequate resources available and sufficient insurance coverage to continue to provide services to the Funds.

Next, the Trustees discussed the investment performance for Nuveen, noting the one-year and since inception returns for the fixed income strategy of the LMFS Fund. The Trustees compared Nuveen’s reported returns for the LMFS Fund to its benchmark one-year and since inception returns. Counsel cited and the Trustees noted that the one-year performance was slightly below the benchmark while the since inception return were in line with the benchmark. The Trustees noted that the one-year and since inception returns for Nuveen’s portion of the LMT Fund, which slightly lagged the benchmark for those periods. A representative of the Adviser discussed the overall relationship with Nuveen and the minor differences in Nuveen’s approach to managing its sleeve of each Fund. After a discussion, the Board noted it was pleased with Nuveen’s performance with respect to LMFS Fund, the LLSCS Fund and the LMT Fund and deemed Nuveen’s performance to be satisfactory.

The Trustees discussed the costs of services provided by Nuveen to the LMFS Fund, LLSCS Fund and LMT Fund, and noted that Nuveen is not profitable with regard to sub-advising the Funds. The Board concluded that the sub-advisory fees to be paid to Nuveen by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

TFMS/Trust and Fiduciary Income Partners, LLC (“TFIP”), LSI Fund and LMS Fund
Counsel explained that the Board was considering the renewal of the subadvisory agreements with TFMS with respect to the LSI Fund and LMS Fund but would also be considering the approval of new subadvisory agreement with TFIP for the same Funds. A representative of the Adviser explained that the principals, including the portfolio manager, of TFMS would be working for a new subsidiary called TFIP to be owned by Bramshill Investments, LLC (“Bramshill”). Counsel stated that the portfolio manager’s investment strategy and research process would the same as it had been under TFMS. A representative of the Adviser explained that TFIP would be leveraging the overall structure of Bramshill, including its technology and compliance policies and procedures.

The Board also considered the nature, extent and quality of services provided or to be provided by TFMS/TFIP for the income strategies for the LSI Fund and the LMS Fund. Counsel directed the Board’s attention to the 15(c) responses for TFMS and TFIP. Counsel again noted that TFIP would be a subsidiary under Bramshill Investments LLC. The Board reviewed the responsibilities of TFMS and TFIP’s key individuals, noted the years of experience for the portfolio manager and a depth of investment capabilities. The Trustees further noted that TFMS/TFIP provides quantitative research, security selection and trade execution for the income portion of the LSI and LMS Fund’s portfolios and that TFIP would be leveraging the compliance policies and procedures of Bramshill in providing compliance oversight for its allocation of the Funds.

The Trustees noted that TFMS has certified that it adopted a code of ethics under Rule 17j-1 of the 1940 Act and that TFIP would be doing the same. The Trustees generally discussed TFMS’s overall strategy and risk controls and stated that TFMS has had success in providing satisfactory service to its clients. The Trustees noted the risks associated with the TFMS’s income strategy. The Board considered TFMS’s and TFIP’s compliance controls including its pre and post-trade compliance audits. Counsel stated that TFMS reported no material compliance issues in the past 36 months.

110 | Approval of Advisory Agreements (continued) (Unaudited)

The Trustees considered TFMS’s recent examinations by the SEC in April 2014 and noted that there were no material deficiencies reported. Counsel pointed out to the Board that TFMS did not have any material compliance issues in the past 12 months or had any material litigations. The Board concluded that TFMS was well-suited to perform the services as sub-adviser to the LSI and LMS Funds.

Counsel stated that TFMS carries a E&O/D&O policy. A representative of the Adviser indicated that TFIP would be carrying an insurance policy with similar coverage. The Board concluded that, based on the revenue from its assets under management, TFMS has appropriate resources available and sufficient insurance coverage. The Board concluded that TFMS and TFIP are well-staffed and have a depth of experienced personnel and investment expertise and has provided high quality services.

Next, Counsel turned the Board’s attention to the performance information for TFMS with respect to the LSI Fund. The Board noted that TFMS’s performance lagged its benchmark. A representative of the Adviser discussed the recent market difficulties but noted the Adviser’s overall satisfaction with the performance of TFMS. After a discussion, the Board deemed TFMS’s performance to be not unreasonable.

The Trustees discussed the costs of services provided and to be provided by TFMS/TFIP to the LSI Fund and LMS Fund, respectively. The Board noted that TFMS was not profitable with respect to the LSI Fund or the LMS Fund. Counsel directed the Trustees’ attention to the materials for TFMS which indicated the subadvisory fee that TFMS/TFIP charges the Adviser for the Fund, while charging a slightly higher fee for its other accounts. The Board concluded that the sub-advisory fees to be paid to TFMS/TFIP by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Billings Capital Management, LLC (“Billings”), LLSE Fund
The Board then considered the nature, extent and quality of services to be provided by Billings for the LLSE Fund. The Board reviewed the responsibilities of Billings’s key individuals, noting the experience of these individuals as well as their experience in sub-advising the LLSE Fund. The Trustees further noted that Billings provides fundamental research, security selection and trade execution for the LLSE Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions.

The Trustees noted that Billings has certified that it adopted a code of ethics under Rule 17j-1 of the 1940 Act. A representative of the Adviser noted that working with Billings had gone well and that he felt that they were providing an appropriate level of service and support to the Fund and the Adviser. The Trustees generally discussed Billings’s overall strategy and risk controls.

Counsel stated that Billings did not report any material compliance issues in the past 36 months. Counsel indicated that Billings did not have any recent regulatory examinations, material compliance issues or material litigations in the past 36 months.

Counsel stated that Billings carries a E&O/D&O policy. The Board concluded that, based on the revenue from its assets under management, Billings has adequate resources available and sufficient insurance coverage.

Counsel directed the Board’s attention the investment performance of Billings’s long/short equity strategy, which the Board noted is a reasonable substitute for the LMS Fund, or reference performance record, since the LMS Fund has no performance history. Billings’s long/short equity strategy reported one-year and since inception average annual returns (net of fees). The Trustees noted the one-year and since inception returns had strongly outperformed the benchmark. The Trustees concluded they were satisfied with the performance of Billings and expected Billings to continue to deliver strong performance for the LLSE Fund.

The Board then reviewed the cost of services and profitability of Billings with respect to the LLSE Fund. A representative of the Adviser stated that Billings would be paid on a sliding scale that took into account the aggregate assets of the LMS Fund and the LLSE Fund. The Board consider that in addition to the management fees paid to Billings by its other clients, Billings also received a performance fee from such accounts. Counsel noted that Billings was not profitable with respect to its relationship with the LLSE Fund. After a discussion, the Board concluded that Billings’s fee was within the range of reasonableness.

LoCorr Market Trend Fund

Approval of Advisory Agreement
The Trustees, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), considered the approval of the Advisory Agreement between LoCorr Fund Management, LLC (the “Adviser”) and the Trust, with respect to the Fund, at a meeting held on May 23, 2016. The Trustees were provided with an overview of the Fund, its strategies, and information reported in the Adviser’s responses to a 15(c) questionnaire. The Trustees considered some of the key risks of the Fund, performance information, and fee and expense information of the Fund, as identified by the Adviser in its 15(c) response.

The Board considered the nature, extent and quality of services to be provided by the Adviser to the LMT Fund and reviewed the 15(c) responses, which included a review of the key personnel of the Adviser. The Trustees noted that the Adviser has overseen the investment program for the LMT Fund consistent with its investment objective, policies and regulatory restrictions. The Adviser evaluates and manages the LMT Fund’s sub-advisers. The Adviser also provides overall portfolio and risk management consistent the Fund’s investment strategy. Counsel noted for the Trustees that the Adviser is responsible for a compliance program that monitors and reviews investment decisions and that prevents and detects violations of the Fund’s investment policies and limitations, as well as federal securities laws. Counsel directed the Trustees to the Adviser’s financial statements which A representative of the Adviser discussed with the Trustees. The Trustees noted that, based on their review of the Adviser’s financial statements and representations from the Adviser that its financial position remains sound, the Adviser has sufficient resources to perform its obligations to the LMT Fund.

Approval of Advisory Agreements (continued) (Unaudited) | 111

Counsel discussed that there were no material compliance issues or litigations since the prior approval of the advisory agreement for the LMT Fund. Counsel also noted that that the Adviser continue to maintain a sufficient level of insurance.

After a discussion, the Board concluded that the Adviser is well staffed and provides valuable investment expertise and oversight of the LMT Fund and is expected to continue to provide, high quality services.

A representative of the Adviser discussed the Fund’s performance. Counsel discussed that the LMT Fund had outperformed its peer group average and Morningstar category for the 1 year period, but had slightly the Barclay CTA Index for the same period. The Trustees noted that the LMT Fund has significantly outperformed the peer group, Morningstar category average and Barclay CTA Index since its inception in July 2014. A representative of the Adviser stated that the Adviser was quite satisfied with the performance of the LMT Fund’s subadvisers. The Trustees agreed and noted their satisfaction with the LMT Fund’s performance.

Counsel then directed the Trustees to the Adviser’s responses to its advisory fee and its profitability with respect to the LMT Fund. Counsel discussed that the investment advisory fee was slightly above the peer group and Morningstar category averages but within the ranges for each. A representative of the Adviser discussed the peer group and noted the differences between the LMT Fund and some of its peers. A representative of the Adviser also noted that several peer group funds do not directly engage their subadvisers but rather seek exposure through a swap. Mr. Kinzie and a representative of the Adviser answered questions from the Board regarding total return swaps and access to CTA program exposure. Counsel then discussed the Adviser’s profitability with respect to the LMT Fund. After a discussion, the Board concluded that the LMT Fund’s advisory fee and the Adviser’s profitability with respect to the LMT Fund were not unreasonable.

A representative of the Adviser then discussed the recent economies of scale that the Fund has realized as a result of asset growth. A representative of the Adviser noted that decrease in overall fund expense over the past several years and that the Fund was now operating below the expense limitation that had been previously been in place. A representative of the Adviser also stated that the all remaining previously waived fee amounts had been recovered by the Adviser.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the LMT Fund and its shareholders.

Graham Capital Management, L.P “Graham”, LMT Fund & LCMT Fund Limited
The Board then reviewed the nature, extent and quality of services provided by Graham. Counsel pointed out the individuals responsible for providing services to the Fund. A representative of the Adviser noted for the Trustees that Graham is responsible for managing the “market trend” component of the Fund while the fixed income component continues to be managed by Nuveen. A representative of the Adviser further noted that the Graham utilizes the same individuals and policies and procedures for the LMT Fund as it does for the LMFS Fund. The Trustees noted Graham’s risk and compliance oversight programs. Counsel stated that Graham did not have any recent compliance, litigation or regulatory issues. A representative of the Adviser discussed Graham’s recent SEC examination and stated that any findings would be communicated to the Board in a future meeting. The Trustees noted Graham’s insurance coverage as appropriate for its business.

The Board then reviewed Graham’s performance for the LMT Fund. A representative of the Adviser discussed Graham’s excellent performance as a subadviser to the Fund since inception in July 2014. The Trustees again noted their satisfaction with the Fund’s and Graham’s performance.

Counsel then directed the Trustees to information related to Graham’s subadvisory fee and its fee for similar accounts. The Trustees discussed that the subadvisory fee was favorable in comparison to the Graham’s fee for other accounts. Counsel noted for the Trustees that Graham did not charge a performance fee for the LMT Fund as it does for some other of its accounts. Counsel directed the Trustees to the Graham’s profitability chart and stated that Graham realized a profit with respect to its subadvisory services provided to the LMT Fund. The Trustees agreed that the subadvisory fee and Graham’s profitability with respect to the LMT Fund was reasonable.

Having requested and received such information from Graham as the Trustees believed to be reasonably necessary to evaluate the terms of the subadvisory agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the subadvisory agreement with Graham for the LMT Fund is in the best interests of the Fund and its shareholders.

112 |	Special Meeting of Shareholders of the LoCorr Managed Futures Strategy Fund/Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)

Special Meeting of Shareholders of the LoCorr Managed Futures Strategy Fund
(Unaudited)

At a special meeting of shareholders the LoCorr Managed Futures Strategy Fund held on March 11, 2016, the shareholders of the Fund approved an amended Management Agreement between the Adviser and the Fund. Approval of this proposal required a majority of the outstanding voting securities of the Fund. The results of the proxy solicitation on this proposal were as follows

Shares outstanding on record date	60,916,179
Voted for	26,526,366
Voted against	651,259
Abstained	3,373,087

Notice of Privacy Policy & Practices
(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Quarterly Form N-Q portfolio schedule
(Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-855-523-8637.

Proxy voting policies, procedures and record
(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

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1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser
LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Fund Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

LoCorr FUNDS

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926

LoCorr™ FUNDS

LoCorr Fund Management, LLC
261 School Avenue, 4th Floor
Excelsior, MN 55331
PHONE: 952.513.8195
FAX: 952.767.2926
www.LoCorrFunds.com

LC2140 8/16

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title)    /s/ Kevin Kinzie
Kevin Kinzie, President

Date   August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Kevin Kinzie
Kevin Kinzie, President

Date   August 31, 2016

By (Signature and Title) /s/ Jon Essen
Jon Essen, Treasurer

Date   August 31, 2016